Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

FINISHED GOODS SUPPLY AGREEMENT

This Finished Goods Supply Agreement (“Agreement”) is made and executed this 23rd day of May, 2014 by and between Coca-Cola Refreshments USA, Inc. (“CCR”) and Coca-Cola Bottling Co. Consolidated (“Bottler”). CCBCC Operations, LLC, a wholly-owned Affiliate of Coca-Cola Bottling Co. Consolidated, is also a signatory to this Agreement for purposes of taking assignment of the rights and obligations of Coca-Cola Bottling Co. Consolidated hereunder immediately following execution of this Agreement.

BACKGROUND

A.	The Coca-Cola Company (“Company”) and its Affiliates make and sell beverage products and related materials and ingredients.

B.	CCR has granted to Bottler, under the Comprehensive Beverage Agreement, the rights and obligations that CCR received from Company to distribute, promote, market, and sell Covered Beverages and Related Products in the Territory.

C.	Under the terms of the Comprehensive Beverage Agreement, Bottler is obligated to obtain all of its requirements of Covered Beverages and Related Products from Company, directly or through CCR or another Company Affiliate, or from a Company Authorized Supplier, as necessary to satisfy fully the demand for the Covered Beverages and Related Products in the Territory.

D.	The Parties desire to enter into this Agreement, under which CCR, another Company Affiliate, or Company Authorized Supplier will, among other things, manufacture and supply, and Bottler will purchase, all of Bottler’s requirements for certain of the Covered Beverages, Related Products, and Permitted Beverage Products in the Territory, as provided in this Agreement.

In exchange for the mutual promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Term

The term of this Agreement (the “Term”) will begin as of May 23, 2014 and will continue until terminated in accordance with Section 23 hereof.

2.	Definitions

Capitalized terms not specifically defined in this Agreement have the meaning specified in the Comprehensive Beverage Agreement Form EPB Lead Market Sub-bottler among Company, CCR and Bottler dated May 23, 2014 (the “Comprehensive Beverage Agreement”). In addition, the following terms have the meanings specified below:

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a.	“Distribution Center” means a facility operated by Bottler at which it receives Products, and from which Bottler distributes Products to customers and consumers in the Territory pursuant to the Comprehensive Beverage Agreement. The Distribution Centers as of the Effective Date are specified in Exhibit C. Bottler may, upon 90 days prior written notice to, and consultation with, CCR, change, add or eliminate Distribution Centers during the Term.

b.	“Effective Date” means May 23, 2014.

c.	“Innovation SKU” means a new SKU that has been introduced by Company, or, in the case of a new SKU that is a Permitted Beverage Product, by the licensor of such Permitted Beverage Product, that Bottler distributes or intends to distribute in the Territory. Innovation SKU does not include any SKU that has been distributed in the Territory for greater than ninety (90) days.

d.	“Party” means either Bottler or CCR, or their permitted successors or assigns hereunder.

e.	“Primary Packaging” means the container for a Product SKU in any form or material (together with the graphics), including, by way of example and not limitation, 8 oz. glass bottles with graphics imprinted, 12 oz. aluminum cans with graphics imprinted or plastic 2 two liter containers with labels.

f.	“Production Center” means a facility operated by CCR, another Company Affiliate, or another Company Authorized Supplier that manufactures, produces, and/or assembles Products, and from which CCR or such other supplier transports Products to Bottler. The Production Centers that supply the Distribution Centers for the Territory as of the Effective Date are specified in Exhibit C.

g.	“Rolling Forecast” means a weekly-generated written estimate, by individual SKU, by week, by Distribution Center and in the aggregate for all of Bottler’s Distribution Centers in the Territory, of the volume of Products that Bottler expects to purchase for the next thirteen (13) calendar weeks. The form of Rolling Forecast is attached as Exhibit D, or will be as generated electronically through the use of the CCR-generated forecasting process or by Bottler via the Coke One North America (CONA) system.

h.	“Service Level Agreement” means the Service Level Agreement attached to this Agreement as Exhibit F, as hereafter amended by the parties.

i.	“Secondary Packaging” means packaging that contains Primary Packaging.

j.	“Tertiary Packaging” means packaging that contains Secondary Packaging.

k.	“Value Added Facility” or “VAF” means a facility, whether owned by Bottler or CCR, and designated by CCR as a VAF, that consolidates certain low velocity Product SKUs identified by CCR’s VAF segmentation process (“VAF Products”), for shipment to Bottler’s Distribution Centers.

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l.	“Version” means the Primary Packaging, Secondary Packaging, and Tertiary Packaging, and the pallet configuration, in which a Product SKU is to be provided, as set forth on Exhibit C.

3.	Products

This Agreement covers the supply by CCR to Bottler of the Finished Products and Permitted Beverage Products produced by or on behalf of CCR in bottles, cans or other factory sealed containers (“Products”) for the Territory. The Products as of the Effective Date are listed in Exhibit A. CCR may add SKUs to Exhibit A at any time during the Term. CCR may delete SKUs from Exhibit A with the agreement of Bottler. CCR may establish or reset prices for Products as provided by Exhibit B.

4.	Parties’ Purchase and Supply Commitments and Sourcing

Except as provided in Subsections 4(a), 4(b), 4(c) or 5(d) hereof, Bottler will purchase from CCR or a designated CCR Affiliate, and CCR will supply or will cause CCR’s designated Affiliate to supply, Bottler’s entire requirements of Products as necessary for Bottler to satisfy fully the demand for the Products in the Territory. CCR’s use of an Affiliate for the supply of any Products shall not relieve CCR of any of its obligations set forth herein. CCR will use commercially reasonable efforts to promptly advise Bottler of any actual or anticipated delay in delivery of Products.

a.	In the case of Covered Beverages and Related Products, Bottler may purchase one or more SKUs from alternate production facilities operated by any Company Authorized Supplier (including, if applicable, any such authorized production facilities operated by Bottler), if and to the extent that (i) CCR has notified Bottler that CCR will not provide such SKU (such notice to be provided by telephone call and email); (ii) Bottler has reasonably determined that delivery by CCR of any such SKU (including any SKU requested by Bottler’s customers) to the applicable Distribution Center will either (A) be 48 hours or more overdue, or (B) be late and result in a Distribution Center out-of-stock situation; or (iii) CCR’s delivery of any Products is delayed or impaired as a result of a Force Majeure Event.

b.

In the case of Permitted Beverage Products, Bottler may source one or more Product SKUs from an alternate production facility operated by any other Company Authorized Supplier or any supplier authorized by the licensor of such Permitted Beverage Products (including, in each case, if applicable, any such authorized production facility operated by Bottler), if and to the extent that: (i) CCR cannot meet or exceed the price (including freight), quality and service level terms (taken as a whole) offered by such other source and Bottler notifies CCR in writing of its intent to purchase such SKUs from such other source; or (ii) any of the circumstances set forth in Subsections

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4(a)(i)-4(a)(iii) hereof apply. If Bottler determines that it can purchase Permitted Beverage Products from another source at better price (including freight), quality and service level terms (taken as a whole) as contemplated under clause (i) of this Subsection 4(b), Bottler will notify CCR in writing within thirty (30) days following receipt of notice from CCR of the annual Transfer Price for the applicable SKUs as described in Exhibit B. If CCR does not object to such written notice from Bottler within ten (10) days of receipt (such objection to be communicated by email to a Bottler-defined representative), Bottler will be entitled to source the affected SKU from such alternate production facility, in which case Bottler will be responsible for purchasing from CCR all volumes of the affected SKU included in the Rolling Forecasts under Section 6 for a period of 45 days (unless a different period of time is mutually agreed by the parties) following CCR’s receipt of such written notice from Bottler.

c.	Bottler will have the right to source from alternate production facilities operated by any Company Authorized Supplier (including, if applicable, any such authorized production facilities operate by Bottler) (i) slow moving products (less than full pallet quantities), (ii) customer special requests, and (iii) Hot Shot Orders (i.e., time-sensitive orders that require faster delivery times than are required in the normal order process) that CCR cannot fulfill or elects not to fulfill, in each case, so long as Bottler has first provided CCR with the opportunity to supply the requested Products and CCR has declined to provide them. CCR will respond in a reasonably prompt manner to any such requests from Bottler.

d.	CCR will continue to operate VAFs for the supply of VAF Products to Bottler’s Distribution Centers. Bottler may continue to operate VAFs and may supply VAF Products from CCR-designated Bottler VAFs to Bottler’s Distribution Centers; however, the foregoing will not limit CCR’s discretion with respect to funding of VAFs operated by the Bottler.

5.	Production Centers and Package Versions

a.	CCR will supply Products in the Versions specified in Exhibit C for each Distribution Center. Exhibit C may be amended from time to time to change the Versions being supplied to a Distribution Center only with the consent of both parties.

b.	CCR expects to supply the specified Versions from the primary and secondary Production Centers specified in Exhibit C; however, CCR may change the Production Center from one CCR Production Center to another CCR Production Center without the consent of Bottler, so long as the Version specified remains the same.

c.	If CCR wishes to change the sourcing of any Product SKU from a Bottler production center (including Bottler VAFs) to a CCR Production Center (including CCR VAFs), or vice versa, such change would require the consent of Bottler.

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d.	Bottler may continue to provide Distribution Centers that have been supplied by Bottler prior to the Effective Date with the SKUs specified in Exhibit C. Bottler may change the Bottler production center so long as it continues to supply the same SKU to the same Distribution Center.

e.	Bottler and CCR will meet every six (6) months as part of the normal management process. Bottler and CCR will review volumes being supplied by Bottler to the Distribution Centers and, if the overall relative volume percentage of Products being supplied by CCR and Bottler to the Distribution Centers shifts by more than three percent (3%) in the previous six (6) month period as compared to the same period in the previous year, the parties will re-balance any such sourcing shifts to bring the overall relative volume shift to less than three percent (3%), unless otherwise mutually agreed by the parties in writing.

6.	Forecasts, Bottler’s Purchase Obligation, and Allocation of Constrained SKUs

a.	Bottler will provide to CCR a Rolling Forecast. The Rolling Forecast will be provided through one of the following two methods selected by Bottler:

☐ CCR-Generated Forecast: CCR will provide to Bottler, on or before 11 AM Eastern Time on Thursday of each calendar week, a Rolling Forecast for Bottler’s Territory (the “CCR-Generated Forecast”). Bottler will validate, or adjust and submit, to CCR any such CCR-Generated Forecast on or before Friday of each calendar week, by 11 AM of the time zone in which Bottler’s principal office is located. If Bottler does not validate, or adjust and submit, to CCR a CCR-Generated Forecast within such time periods, Bottler will be deemed to have accepted the CCR-Generated Forecast. Once a CCR-Generated Forecast is validated, or adjusted and submitted to CCR, or if Bottler fails to validate or adjust and submit such forecast within the time periods set forth in this paragraph, such CCR-Generated Forecast will be deemed to be the Rolling Forecast under this Section 6 and will be the forecast on which Bottler Forecast Accuracy is calculated under Section 11. The Rolling Forecast will be a firm purchase obligation on behalf of Bottler for the forecasted volume for all SKUs unique to Bottler from the applicable Production Center for the next three (3) weeks of the Rolling Forecast. Forecasts for all other Products must be made in good faith but will not result in a firm purchase obligation on behalf of Bottler.

or

☒ Bottler-Generated Forecast: Bottler will provide to CCR the Rolling Forecast for the Territory in the form attached as Exhibit D to this Agreement or electronically via the Coke One North America (CONA) system on or before Thursday of each calendar week, by 4 PM of the time zone in which Bottler’s principal office is located. If the Rolling Forecast is not received by

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CCR by such time, then the last forecast provided by Bottler will apply, Bottler will not have the right to adjust or validate such forecast, and such forecast will be deemed the Rolling Forecast under this Section 6 and will be the forecast on which Bottler Forecast Accuracy is calculated under Section 11. The Rolling Forecast will be a firm purchase obligation on behalf of Bottler for the forecasted volume for all SKUs unique to Bottler from the applicable Production Center for the next three weeks of the Rolling Forecast. Forecasts for all other Products must be made in good faith but will not result in a firm purchase obligation on behalf of Bottler.

b.	CCR will use commercially reasonable efforts to avoid shortages and will provide timely updates on constrained SKUs. In the event of capacity constraints or short supply, CCR will allocate available supply based on the following:

i.	For an existing Product SKU: In the event of a shortage of an existing Product SKU (with capacity determined on a national basis), there will be a fair and equitable process based on the annual historical total case volume percentage of all bottlers for the constrained SKU for the previous calendar year applied to the available supply of the constrained SKU, considering only the bottlers requiring the SKU that is in short supply.

ii.	For an Innovation SKU new to the system: In the event of a shortage of an Innovation SKU new to the system (with capacity determined on a national basis), the available supply would be allocated on a pro rata basis among the bottlers ordering such Innovation SKU (based upon the forecasts of each bottler for such Innovation SKU).

iii.	For an Innovation SKU new to Bottler but not new to the system, where the SKU is replacing an existing SKU (a “Replacement Innovation SKU”): In the event of shortage of a Replacement Innovation SKU (with capacity determined on a national basis), the available supply would be allocated on a pro rata basis among the bottlers ordering the Replacement Innovation SKU (based on (x) Bottler’s prior year sales of the SKU being replaced, (y) the prior year sales of the SKU being replaced for any other bottlers that are ordering the Replacement SKU for the first time, and (z) the prior year sales of the Replacement Innovation SKU for the bottlers that are not ordering the Replacement Innovation SKU for the first time).

iv.	For an Innovation SKU new to Bottler but not new to the system, where the SKU is not replacing an existing SKU (a “Non-Replacement Innovation SKU”): In the event of shortage of a Non-Replacement Innovation SKU (with capacity determined on a national basis), the available supply would be allocated on a pro rata basis among the bottlers ordering the Non-Replacement Innovation SKU (based on (x) Bottler’s forecast for the Non-Replacement SKU, (y) the forecast for the Non-Replacement Innovation SKU for any other bottlers that are ordering the Non-Replacement SKU for the first time, and (z) the prior year sales of the Non-Replacement Innovation SKU for the bottlers that are not ordering the Non-Replacement Innovation SKU for the first time).

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c.	Bottler may, in its sole discretion, direct such constrained Products in disproportionate amounts to any of its Distribution Centers.

d.	CCR will use commercially reasonable efforts to provide Bottler with written notice (by email to a Bottler-defined representative) of the proposed launch of an Innovation SKU as soon as practicable prior to the proposed launch date. Such notice shall include the commercial plan, operating deck and Transfer Pricing for the Innovation SKU.

i.	Bottler may, within fifteen (15) days following its receipt of such notice, provide to CCR a written forecast in a form substantially similar to that set forth in Exhibit E of the volume requirements for such Innovation SKU for each Distribution Center in the Territory, by week, for the first thirteen (13) weeks (unless a different period of time is mutually agreed by the parties) after launch of such Innovation SKU (“Innovation SKU Forecast”). Bottler may revise any Innovation SKU Forecast at any time prior to sixty (60) days before the launch date. Additionally, Bottler may revise any part of the last nine (9) weeks of the Innovation SKU Forecast (but not the first four (4) weeks of the Innovation SKU Forecast) between sixty (60) days’ and thirty (30) days’ prior to the launch date. The Innovation SKU Forecast (as modified by any permitted revisions, as permitted by this paragraph) will be a firm purchase obligation on behalf of Bottler and Bottler must purchase all Product in the Innovation SKU Forecast. CCR will use commercially reasonable efforts to provide Bottler with additional Innovation SKU volume during the first thirteen (13) weeks if product sales are greater than the forecast. CCR will manufacture to the Innovation SKU Forecast for the period forecasted.

ii.	After the Innovation SKU has been distributed in the Territory for thirteen (13) weeks, Bottler will comply with the requirements of Section 6(a) above for CCR-Generated Forecasts and Bottler-Generated Forecasts for purposes of providing subsequent Rolling Forecasts that include the Innovation SKU.

7.	Price

Bottler will purchase, and CCR will sell, the Products at the Transfer Price as determined in accordance with the methodology set forth in Exhibit B.

8.	Payment Terms and Invoicing

a.	Payment for Products is due in full within twenty-one (21) days from date of invoice.

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b.	CCR shall submit invoices for Products in accordance with the pricing methodology in Exhibit B hereto, and such invoices shall be submitted by CCR to Bottler within forty-five (45) days of shipment.

c.	Invoices will identify any applicable sales, use, or excise taxes.

d.	Bottler will reimburse CCR for all sales, use or excise taxes (if any), but Bottler will not be responsible for remittance of such taxes to applicable tax authorities. To the extent applicable, CCR shall reasonably cooperate with Bottler in its efforts to obtain or maintain any reseller tax exemption certificates.

9.	Service Level Agreement

CCR and Bottler agree to comply with the terms of the Service Level Agreement attached as Exhibit F.

10.	CCR Performance Metrics

a.	“Case Fill On Time” means the percentage calculated by dividing the number of cases of Products shipped by CCR to the applicable Bottler Distribution Center on the promised shipment date by the number of unconstrained cases of Products ordered for shipment to such Distribution Center. CCR will use commercially reasonable efforts to begin measuring, tracking and reporting “Case Fill On Time” based upon delivery date (rather than shipment date) as soon as practicable.

i.	The following will not be included in the calculation of Case Fill On Time: (a) requests not filled due to changes made to the original order by Bottler, and (b) Hot Shot Orders (as defined in Section 12(g)).

ii.	CCR will use commercially reasonable efforts to (a) meet the “Case Fill On Time Performance Target” set forth in the Service Level Agreement, and (b) measure, track and report to Bottler “Case Fill On Time” by day, week, and month for each Bottler Distribution Center in the Territory.

b.	CCR will track, measure, and report to Bottler remaining shelf life of Products in CCR’s floor inventory from CCR Production Centers sourcing Products to Bottler by week:

•	270+ day shelf life products (reflecting % of products in CCR’s floor inventory with less than 200 days remaining shelf life)

•	90 - 269 day shelf life products (reflecting % of products in CCR’s floor inventory with less than 60 days remaining shelf life)

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•	70 – 89 day shelf life products (reflecting % of products in CCR’s floor inventory with less than 45 days remaining shelf life)

c.	“Load Perfect Order” has the meaning specified in the Service Level Agreement. CCR will use commercially reasonable efforts to develop the capability to measure, track and report “Load Perfect Order” by week for each Bottler Distribution Center in the Territory consistent with the definition included in the Service Level Agreement.

11.	Bottler Performance Metrics

a.	“Forecast Accuracy” means the accuracy of the “Lag 2 Week” included in Bottler’s Rolling Forecast for each Distribution Center, which is the forecasted volume to be purchased from CCR for the second week of each such Rolling Forecast, and is measured as 1 minus the Mean Absolute Percent Error (MAPE) over the 1 week period measured. “MAPE” is defined as the sum across all SKUs of the absolute value of the difference between the SKU-level Lag-2 Week of the Rolling Forecast provided to CCR and the actual SKU-level trade sales of Product sold by Bottler in the Territory for such Lag-2 Week, divided by the actual SKU-level trade sales of Product sold by Bottler in the Territory for such Lag-2 Week. Bottler will not be responsible for forecast errors to the extent attributable to Product not delivered by CCR (i.e., the calculation will be adjusted to take into account Product not delivered by CCR to a particular Distribution Center for the Lag-2 Week period in question).

i.	Bottler will use commercially reasonable efforts to (a) meet the “Forecast Accuracy Performance Target” set forth in the Service Level Agreement, and (b) track, measure, and report to CCR Forecast Accuracy weekly by Lag 2 Week.

b.	“Truck Turn Around Efficiency” means the percentage calculated by dividing the number of truckloads of Products from CCR that arrive at the Distribution Center within their delivery appointment window (as defined in the Service Level Agreement) and are unloaded by Bottler within 2 hours after either arrival time or appointment time (Bottler’s selection of arrival time or appointment time to be specified in the Service Level Agreement) by the total number of truckloads of Products from CCR that arrive at the Distribution Center within their delivery appointment window.

i.	Bottler will use commercially reasonable efforts to (a) meet the “Truck Turn Around Efficiency Performance Target” set forth in the Service Level Agreement; and (b) measure, track and report to CCR Truck Turn Around Efficiency by week and month.

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12.	Product Quality.

a.	Products must be delivered to Bottler in saleable condition, meeting all product and package quality standards established by TCCC, or the applicable licensor of any Permitted Beverage Product, as the case may be.

b.	CCR will deliver all Products to Bottler’s Distribution Center with at least 45 days of shelf life remaining, except that, in the case of SKUs requiring more than 45 days of shelf life remaining because of customer requirements (e.g., Club Stores, ARTM, etc.), CCR will deliver such SKUs to Bottler’s Distribution Center with at least 12 days more than the customer-specific requirements.

c.	Bottler may accept or reject any Product with less than 45 days of available shelf life remaining, in Bottler’s sole discretion, after discussion with CCR.

d.	Products must have no material defects in material or workmanship when delivered to Bottler’s Distribution Center.

e.	CCR will not deliver to Bottler’s Distribution Center(s) any Products that CCR knows to be subject to recall.

f.	Product SKUs must be standing and undamaged when delivered by CCR to Bottler’s Distribution Center.

g.	Product loads must be braced and dunnaged or wrapped when delivered to Bottler’s Distribution Center.

h.	Delivery trailers containing Products must be sealed, with Product documentation, and must not have off odors, leaks, or contaminants.

13.	Product Orders and Risk of Loss

a.	Ordering will be as set forth in the Service Level Agreement, whether Bottler places orders for Products via the Coke One North America (CONA) system or places orders for Products via manual order generation.

b.	For those Bottlers that place orders manually, Bottler agrees to cooperate with the Production Center designated by CCR and the CCR Product Order Manager to develop and comply with an efficient, level ordering plan for the purchase of Products by Bottler in accordance with the Rolling Forecast (“Ordering Plan”).

c.	Except as provided in Subsection 13(f), (i) all orders for Product from Bottler must be in full truck load quantities only and (ii) the minimum order quantity per SKU will be a full pallet.

d.	CCR will ship Product orders from the Production Center designated by CCR to the Distribution Centers in the Territory specified by Bottler, except as provided in Subsection 13(e). Title and risk of loss will pass to Bottler upon initial receipt of the Products at the Bottler Distribution Center.

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e.	At CCR’s discretion, Bottler may be permitted to pick up Product orders at the Production Center designated by CCR. Title and risk of loss will pass to Bottler upon completion of the loading of such Products on Bottler’s vehicles or common carriers at the Production Center.

f.	The parties may agree to Product orders for less than full pallet quantities.

g.	Additional provisions regarding placement and execution of orders are set forth in the Service Level Agreement.

h.	Neither Bottler nor CCR will make any changes in the Product order fulfillment process that could have an operational or financial impact on the other party without the prior review and approval of the other party (such approval not to be unreasonably withheld, conditioned or delayed).

14.	Warranties

a.	Each Party represents and warrants the following: (i) the Party’s execution, delivery and performance of this Agreement: (A) have been authorized by all necessary corporate action, (B) do not violate the terms of any law, regulation, or court order to which such Party is subject or the terms of any material agreement to which the Party or any of its assets may be subject and (C) are not subject to the consent or approval of any third party; (ii) this Agreement is the valid and binding obligation of the representing Party, enforceable against such Party in accordance with its terms; and (iii) such Party is not subject to any pending or threatened litigation or governmental action which could interfere with such Party’s performance of its obligations under this Agreement.

b.	In rendering its obligations under this Agreement, without limiting other applicable performance warranties, CCR represents and warrants to Bottler as follows: (i) CCR is in good standing in the state of its incorporation and is qualified to do business as a foreign corporation in each of the other states in which it conducts business; and (ii) CCR shall secure or has secured all permits, licenses, regulatory approvals and registrations required to deliver and sell the Products, including registration with the appropriate taxing authorities for remittance of taxes.

c.	In performing its obligations under this Agreement, Bottler represents and warrants to CCR as follows: (i) Bottler is in good standing in the state of its incorporation and is qualified to do business as a foreign corporation in each of the other states in which it is doing business; and (ii) Bottler shall secure or has secured all permits, licenses, regulatory approvals and registrations required to perform its obligations under this Agreement.

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15.	Product Warranty

a.	CCR warrants to Bottler that the Products sold to Bottler under this Agreement comply at the time of shipment to Bottler in all respects with the Federal Food, Drug and Cosmetic Act, as amended (the “Act”), and all federal, state and local laws, rules, regulations and guidelines applicable in the Territory. Further, CCR warrants that all Products shipped to Bottler under this Agreement, and all packaging and other materials which come in contact with such Products, will not at the time of shipment to Bottler be adulterated, contaminated, or misbranded within the meaning of the Act or any other federal, state or local law, rule or regulation applicable in the Territory, and that such Products, packaging and other materials will not constitute articles prohibited from introduction into interstate commerce under the provisions of Sections 301(d), 404, 405 or 505 of the Act. CCR warrants to Bottler that the Products sold to Bottler under this Agreement will be handled stored and transported properly by CCR, up to the time of shipment to Bottler.

b.	CCR makes no covenant, representation or warranty concerning the Products of any kind whatsoever, express or implied, except as expressly set forth in this Agreement. THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS, AND CONSTITUTE THE ONLY WARRANTIES OF CCR WITH RESPECT TO CCR’S PRODUCTS.

16.	Returns of Rejected Products

a.	Product Returns Classification. CCR or Bottler may discover or become aware of the existence of Product related problems, quality or other technical problems relating to Products at the time of receipt by Bottler, after acceptance by Bottler, or after delivery by Bottler to customers. If such problems or quality issues are discovered, and such quality issues were due to quality or technical defects prior to delivery to Bottler’s Distribution Center, then the affected Products will be returned to CCR following the procedures in this Section based on the timing or circumstances of the discovery of quality or technical problems.

b.	Product Return – At Receipt. If Bottler discovers any of the following issues associated with Products within 24 hours following delivery of such Products to the Distribution Center (or of pickup by Bottler at a Production Center, if applicable):

i.	any Product that has either not been ordered and scheduled for delivery on a particular date, or

ii.	any Product that does not match the shipping documents presented at delivery, or

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iii.	any defect or deficiency in such Product (e.g., loose caps or leaking seams), or

iv.	any non-conformance of such Product with any applicable warranties or quality standards,

then Bottler will, within 24 hours following delivery of such Products to the Distribution Center (or of pickup by Bottler at a Production Center, if applicable), notify CCR of such defect, deficiency or non-conformance. Bottler will be entitled to credit equal to the price paid by Bottler for the defective, deficient or non-conforming Product (or cancellation of any unpaid charges associated with the defective, deficient or non-conforming Product), plus freight costs, if any, incurred by Bottler in connection with the delivery and return of such defective, deficient or non-conforming product. Any such credits will be applied within twenty-one (21) days against amounts otherwise due from Bottler and will be reflected in reasonable detail on appropriate invoices sent to Bottler. All credit requests must be submitted by Bottler to CCR within forty-five (45) days of shipment acceptance for credit requests to be considered.

c.	Product Return – Quality Issues Post-Acceptance. If after acceptance of any Product and more than 24 hours following delivery to a Distribution Center (or of pickup by Bottler at a Production Center, if applicable), Bottler discovers:

i.	any defect or deficiency in such Products, or

ii.	any non-conformance of such Products with any applicable warranties or quality standards,

then Bottler will notify CCR within 24 hours of Bottler’s identification of such defect, deficiency or non-conformance. If the Product issue was discovered while in Bottler’s possession, Bottler will be entitled to a credit equal to price paid by Bottler for the defective, deficient or non-conforming Product (or cancellation of any unpaid charges associated with the defective, deficient or non-conforming Product) as identified by Bottler, plus freight costs, if any, incurred by Bottler in connection with the delivery and return of such defective, deficient or non-conforming product. If the Product issue was discovered while in possession of Bottler’s customer or another third party, Bottler will be entitled to reimbursement of any reasonable expenses it incurred in connection with removing, returning and/or replacing such defective, deficient or non-conforming Product. Any such credits awarded hereunder will be applied against amounts otherwise due from Bottler and will be reflected in reasonable detail on appropriate invoices sent to Bottler.

17.	Product Recalls

Duties regarding Product Recalls are as provided in the Comprehensive Beverage Agreement.

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18.	Local Innovation

a.	Primary packaging local innovation requests will go through Company’s commercialization process, as described in Exhibit G, as updated from time to time by Company in its sole discretion.

b.	If a local innovation request has Secondary and Tertiary Packaging changes and the request calls for graphics changes, the local innovation execution process for the graphics changes will be the same as set forth in Subsection 18(a) hereof.

In all other respects, the approval process for a local innovation request relating to Secondary or Tertiary Packaging will be as set forth below:

i.	Within one business day of a request from Bottler, CCR will inform Bottler whether CCR has the capability to provide the requested local innovation; provided, however, that this response will not constitute a commitment by CCR to proceed with the local innovation request.

ii.	If CCR indicates that it does have the capability and capacity to supply the requested local innovation, then within three (3) business days of a written request from Bottler in the form attached as Exhibit H, CCR will inform Bottler of the price of such requested local innovation within an expected range of +/- 40% accuracy.

iii.	Within twenty (20) business days of a written request from Bottler in the form attached as Exhibit H, CCR will inform Bottler in writing of the actual price, delivery dates and projected production quantities for the requested local innovation. If within twenty (20) business days following such written notice, Bottler accepts such price and delivery dates set forth in the notice and agrees to purchase all or a portion of such quantities set forth in such notice, CCR shall be obligated to produce and deliver such quantities at the price and dates set forth in the notice.

19.	Return of Deposit Materials, Recyclable Materials, and Tertiary Packaging

a.	CCR will work with Bottler to coordinate return of deposit SKUs, Tertiary Packaging, non-hazardous recyclables, and CO2 cylinders from Distribution Centers at commercially reasonable times. Bottler will be responsible for shipping such items to CCR at Bottler’s expense, utilizing CCR back hauling to the extent available.

b.	CCR will credit Bottler at CCR’s invoice rates any deposit amounts due to Bottler for returned items. Any such credits will be applied within twenty-one (21) days against amounts otherwise due from Bottler.

c.	CCR will accept the return of non-hazardous recyclables based on the recyclables list approved by CCR.

Classified - Confidential

20.	Recycling Programs

CCR and Bottler will work together in good faith to develop recycling programs for the disposal of defective, damaged or expired Products held by Bottler or Bottler’s customers that have been paid for by Bottler and for which Bottler has not received credit.

21.	Compliance with Laws

a.	CCR will, and will cause its Affiliates and subcontractors to, comply with all applicable federal, state and local laws and regulations applicable to each of them relating to: (i) the production, packaging, labeling, marketing, promotion, transport and delivery of the Products; and (ii) the performance of CCR’s obligations set forth herein.

b.	Bottler will comply with all applicable federal, state and local laws and regulations applicable to it and relating to: (i) the storage, marketing, promotion, distribution and sale of the Products; and (ii) and the performance of Bottler’s obligations set forth herein.

22.	Indemnity

a.	CCR will indemnify, defend, and hold harmless Bottler against any and all damages, loss, costs, or other liability (including reasonable attorneys’ fees) arising out of a third party claim that (i) results from CCR’s breach of this Agreement or any representation or warranty in this Agreement, or any negligent act or omission of CCR, or (ii) alleges damage for loss to property, death, illness or injuries, resulting from the use or consumption of any Products, except as set forth below. CCR will assume responsibility and expense of investigation, litigation, judgment and/or settlement of any such claim on the condition that CCR is notified promptly (in no event later than thirty (30) days after the first receipt of written notice thereof by Bottler) in writing of any such claim and is permitted to deal therewith at its own discretion and through its own representatives; except that Bottler’s failure to provide notice of a claim will not affect CCR’s obligation to indemnify the claim under this Section 22 unless such failure prejudices the defense of such claim. The Parties will cooperate reasonably in the investigation and defense of any such claim, and CCR will not settle any such claim that imposes on Bottler a non-monetary obligation or a liability that is not indemnified without Bottler’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. CCR will have no obligation to indemnify Bottler for any claim to the extent that such claim arises out of the negligence or recklessness of Bottler. This Section 22 sets forth the sole and exclusive remedy for Bottler against CCR with respect to third party claims relating to the Products purchased by Bottler from CCR under this Agreement. CCR WILL NOT BE LIABLE TO BOTTLER WHETHER IN CONTRACT OR IN TORT OR ON ANY OTHER LEGAL THEORY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, ANY LOST REVENUES, PROFITS OR BUSINESS OPPORTUNITIES, OR FOR ANY OTHER LOSS OR COST OF A SIMILAR TYPE (COLLECTIVELY, “CONSEQUENTIAL DAMAGES”) OF BOTTLER OR ANY CUSTOMER OF BOTTLER OR OF ANY PERSON WHO MAY HAVE BECOME INJURED BY CCR’s PRODUCTS PURCHASED FROM BOTTLER (EXCEPT TO THE EXTENT THAT AN INDEMNIFIED THIRD PARTY CLAIM INCLUDES CONSEQUENTIAL DAMAGES).

Classified - Confidential

23.	Termination

This Agreement will terminate upon termination of the Comprehensive Beverage Agreement. If CCR (or Company) grants to Bottler after the date hereof the rights to distribute, promote, market and sell the Covered Beverages and Related Products under Company’s trademarks in additional geographic territories under the terms of a different form of agreement than the existing Comprehensive Beverage Agreement, then this Agreement will be terminated and replaced by the form of Finished Goods Supply Agreement attached to such new form of Comprehensive Beverage Agreement.

24.	Confidentiality

The terms and conditions of this Agreement are strictly confidential and are subject to the requirements of Section 54 of the Comprehensive Beverage Agreement.

25.	Modification/Waivers

No modification, waiver or amendment to this Agreement will be binding upon either Party unless first agreed to in writing by both Parties. A waiver by either Party of any default or breach by the other Party will not be considered as a waiver of any subsequent default or breach of the same or other provisions of this Agreement.

26.	Assignment

Except as otherwise permitted in the Comprehensive Beverage Agreement, Bottler may not assign this Agreement or any of the rights hereunder or delegate any of its obligations hereunder, without the prior written consent of CCR, and any such attempted assignment will be void. In accordance with this Section 26, Bottler hereby assigns its rights and obligations under this Agreement in whole to its wholly-owned Affiliate, CCBCC Operations, LLC effective immediately following the execution of this Agreement by CCR and Bottler. Notwithstanding the foregoing, Bottler hereby acknowledges and agrees that such assignment does not relieve Bottler of any of its obligations under this Agreement. By execution of this Agreement, CCBCC Operations, LLC accepts the assignment by Bottler of its rights and obligations under this Agreement, and agrees to be bound by and comply with the obligations of Bottler under this Agreement.

27.	Relationship of Parties

The Parties are acting under this Agreement as independent contractors. Nothing in this Agreement will create or be construed as creating a partnership, joint venture or agency relationship between the Parties, and no Party will have the authority to bind the other in any respect.

Classified - Confidential

28.	Authority

Each party represents and warrants that it has the full right and authority necessary to enter into this Agreement. Each party further represents and warrants that all necessary approvals for this Agreement have been obtained, and the person whose signature appears below has the power and authority necessary to execute this Agreement on behalf of the party indicated.

29.	Force Majeure

Neither party will be liable to the other for any delay or failure to perform fully where such delay or failure is caused by terrorism, acts of public enemy, acts of a sovereign nation or any state or political subdivision, fires, floods or explosions, where such cause is beyond the reasonable control of the affected Party and renders performance commercially impracticable as defined under the Uniform Commercial Code (a “Force Majeure Event”).

30.	Business Continuity

CCR will develop and maintain a commercially reasonable business continuity plan.

31.	Notices

All notices under this Agreement or the Service Level Agreement by either party to the other party must be in writing, delivered by electronic mail and confirmed by overnight delivery, certified or registered mail, return receipt requested, or by overnight courier, and will be deemed to have been duly given when received or when deposited in the United States mail, postage prepaid, addressed as follows:

If to Bottler:	The then current address of Bottler as
contained in CCR’s contractual files

With a copy to: Bottler’s Chief Financial Officer
or other designated representative, at the above
address

If to CCR:	One Coca-Cola Plaza
Atlanta, Georgia 30313
Direct: 770) 200-8745
Fax: (770) 200-8702
Attention: Carroll Diaz, Director, Program
Management—Strategic Initiatives

With a copy to: General Counsel, North
America Group, at the above address

Classified - Confidential

32.	Governing Law

This Agreement and any dispute arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without reference to its conflict of law rules.

33.	Entire Agreement

a.	This Agreement and the Comprehensive Beverage Agreement constitute the final, complete and exclusive written expression of the intentions of the Parties and supersede all previous communications, representations, agreements, promises or statements, either oral or written, by or between either Party concerning the activities described herein.

b.	CCR will not be bound by any provisions in Bottler’s purchase order(s) or other documents, electronic or otherwise (including counter offers) which propose any terms or conditions in addition to or differing with the terms and conditions set forth in this Agreement, and any such terms and conditions of Bottler and any other modification to this Agreement will have no force or effect and will not constitute any part of the terms and conditions of purchase, except to the extent separately and specifically agreed to in writing by CCR. CCR’s failure to object to provisions contained in Bottler’s documents will not be deemed a waiver of the terms and conditions set forth in this Agreement, which will constitute the entire agreement between the parties.

c.	Bottler will not be bound by any provisions in CCR’s confirmation of acceptance or other documents, electronic or otherwise (including counter offers) which propose any terms or conditions in addition to or differing with the terms and conditions set forth in this Agreement, and any such terms and conditions of CCR and any other modification to this Agreement will have no force or effect and will not constitute any part of the terms and conditions of purchase, except to the extent separately and specifically agreed to in writing by Bottler. Bottler’s failure to object to provisions contained in CCR’s documents will not be deemed a waiver of the terms and conditions set forth herein, which constitute the entire agreement between the Parties.

d.	No amendment, deletion, supplement or change in terms and conditions contained in this Agreement will be binding on either Party unless approved in writing by both Parties.

e.	This Agreement will inure to the benefit of and be binding upon each of the Parties and their successors and permitted assigns.

f.	In the event of a conflict between this Agreement and the Service Level Agreement, the terms of this Agreement will govern.

g.	In the event of a conflict between this Agreement and the Comprehensive Beverage Agreement, the Comprehensive Beverage Agreement will govern.

Classified - Confidential

Agreed to and accepted as of the date indicated below:

Coca-Cola Refreshments USA, Inc.		Coca-Cola Bottling Co. Consolidated

By:	/s/ Duane Still	By:	/s/ Umesh M. Kasbekar
Print Name:	Duane Still	Print Name:	Umesh M. Kasbekar
Title:	V.P. & CFO	Title:	Senior Vice President, Planning & Administration

Date:	May 23, 2014	Date:

CCBCC Operation, LLC

		By:	/s/ Umesh M. Kasbekar
		Print Name:	Umesh M. Kasbekar
		Title:	Vice President

Date:

[Signature Page to Finished Goods Supply Agreement]

EXHIBIT A

Products and Price

EXHIBIT A	Consolidated – Johnson City – 2014 SKU & Price List
2014 Price
Material #	Description	($/unit)
100278	12OZCAN4X6PK CLASSIC	[***]
100281	12OZCAN4X6PK DIET COKE	[***]
100287	12OZCAN4X6PK SPRITE	[***]
100304	12OZCAN4X6PK FANTA ORANGE	[***]
100722	12OZCAN1X24PK CLASSIC	[***]
100724	12OZCAN1X24PK DIET COKE	[***]
100725	12OZCAN1X24PK CF DIET COKE	[***]
100733	12OZCAN1X24PK MELLO YELLO	[***]
100933	12OZCAN1X20PK CLASSIC	[***]
100935	12OZCAN1X20PK DIET COKE	[***]
100937	12OZCAN1X20PK SPRITE	[***]
101728	20OZPET1X24LWM PADE MOUNTAIN BLAST	[***]
101998	1LPET1X12L PRPRTY SPRITE	[***]
102079	500MLPET4X6PKS CNTR CLASSIC	[***]
102080	500MLPET4X6PKS PRPRTY SPRITE	[***]
102081	500MLPET4X6PKS CNTR DIET COKE	[***]
102142	500MLPET4X6PKS CNTR CF DT COKE	[***]
102579	20OZPET1X24L CNTR CF DT COKE	[***]
102580	20OZPET1X24L CNTR CHERRY COKE	[***]
102603	20OZPET1X24LS CNTR CLASSIC	[***]
102656	20OZPET1X24LS MELLO YELLO	[***]
102748	20OZPET1X24L BARQS ROOTBR	[***]
102751	20OZPET1X24LWM PADE LEM LIME	[***]
102752	20OZPET1X24LWM PADE FRT PUNCH	[***]
102759	20OZPET1X24L CHERRY COKE	[***]
102879	10OZNRG4X6PK SEAGRAMS TONIC	[***]
102881	10OZNRG4X6PK SEAGRAMS CLUB SODA	[***]
102979	1LPET1X12L CNTR DIET COKE	[***]
103029	20OZPET1X24L PRPRTY SPRITE	[***]
103172	8OZNRG4X6PK CLASSIC	[***]
103173	8OZNRG4X6PK DIET COKE	[***]
103174	8OZNRG4X6PK SPRITE	[***]
103186	8OZNRG4X6PK CLASSIC PRO2	[***]
103326	1LPET2X6PK EVIAN WATER	[***]
103331	1LPET1X12L SEAGRAMS CLUB SODA	[***]
103332	1LPET1X12L SEAGRAMS TONIC	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

103369	1LPET1X12L EVIAN WATER	[***]
103370	1.5LPET1X12L EVIAN WTR	[***]
103408	500MLPET1X24L EVIAN WATER	[***]
103410	330MLPET4X6PK EVIAN WATER	[***]
103503	1LPET1X12L CNTR CLASSIC	[***]
103769	500MLPET4X6PK EVIAN WATER	[***]
103887	BIB/2.5 DIET COKE	[***]
103888	BIB/2.5 CHERRY COKE	[***]
103889	BIB/2.5 SPRITE	[***]
103895	BIB/2.5 HI-C PNK LEMONAD	[***]
103936	BIB/5.00 CLASSIC	[***]
103938	BIB/5.00 DIET COKE	[***]
103944	BIB/5.00 SPRITE	[***]
104134	BIB/2.5 CF DIET COKE	[***]
104135	BIB/2.5 PADE FRT PUN	[***]
104136	BIB/2.5 PADE LL	[***]
104139	BIB/2.5 MELLO YELLO	[***]
104148	BIB/2.5 HI-C FRT PUNCH	[***]
104153	BIB/2.5 HI-C ORANGE	[***]
104235	BIB/2.5 BARQS ROOTBEER	[***]
104239	BIB/2.5 PADE MTN BLAST	[***]
104633	CO2 CYL 20LB FU #2(Filling)	[***]
109147	BIB/2.5 MM LEMONADE	[***]
112260	1LPET1X12L DASANI WATER	[***]
112309	20OZPET1X24LS DASANI WATER	[***]
112795	500MLPET4X6PK DASANI WATER	[***]
113098	500MLPET4X6PKS DASANI WATER	[***]
113142	BIB/2.5 MM ORC BST APPLE	[***]
114025	12OZCAN1X20PK MELLO YELLO	[***]
114049	12OZCAN4X6PK VARIETY PACK2	[***]
114756	20OZPET1X24L FANTA ORANGE	[***]
114929	500MLPET2X12PK DASANI	[***]
115304	20OZPET1X24L MM LMNADE NC	[***]
115313	20OZPET1X24L FANTA GRAPE	[***]
115468	BIB/2.5 PIBB XTRA	[***]
115583	12OZCAN2X12FRDGPK CLASSIC	[***]
115584	12OZCAN2X12FRDGPK DT COKE	[***]
115585	12OZCAN2X12FRDGPK CF DIET COKE	[***]
115586	12OZCAN2X12FRDGPK SPRITE	[***]
116015	12OZCAN1X24PK FANTA ORANGE	[***]
116149	12OZCAN2X12FRDGPK BARQS RTBR	[***]
116150	12OZCAN2X12FRDGPK MELLO YELLO	[***]
116151	12OZCAN2X12FRDGPK FA ORANGE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

116153	12OZCAN2X12FRDGPK CF CLASSIC	[***]
116305	12OZCAN2X12FRDGPK CHERRY COKE	[***]
116306	12OZCAN2X12FRDGPK DT CHY COKE	[***]
116307	12OZCAN2X12FRDGPK FRESCA	[***]
116308	12OZCAN2X12FRDGPK DT BQ RTBER	[***]
116309	12OZCAN2X12FRDGPK PIBB XTRA	[***]
116320	12OZCAN2X12FRDGPK MM LEMONADE NC	[***]
116366	500MLPET1X24PK DASANI	[***]
116456	12OZCAN2X12FRDGPK MM LGHT LMADE NC	[***]
116460	12OZCAN2X12FRDGPK FA STWBERRY	[***]
116470	12OZCAN2X12FRDGPK FA GRAPE	[***]
116485	8OZNRG1X24PK CLASSIC-CLUB PK	[***]
116629	20OZPET1X24L CNTR VANILLA COKE	[***]
116662	12OZCAN2X12FRDGPK VANLA COKE	[***]
116663	20OZPET1X24L PIBB XTRA	[***]
116832	24OZPET4X6PK FLTCAP DASANI	[***]
117119	BIB/2.5 FANTA ORANGE	[***]
117577	12OZCAN2X12FRDGPK TAB	[***]
117687	20OZPET1X24LWM PADE ORANGE	[***]
117817	BIB/2.5 MM LIGHT LEMONADE	[***]
119256	12OZCAN1X20PK FA ORANGE	[***]
119311	12OZCAN2X12FRDGPK DT COKE LIME	[***]
119451	16OZCAN1X24LS FULL THROTTLE	[***]
119516	300MLPET1X24L DASANI WATER	[***]
119702	450MLPET1X24L MM APPLE JCE	[***]
119703	450MLPET1X24L MM CRN AP RSBY	[***]
119706	450MLPET1X24L MM CRAN GRAPE	[***]
119707	450MLPET1X24L MM ORANGE JCE	[***]
119790	20OZPET1X24LS PRPRTY SPRITE ZERO	[***]
119791	12OZCAN2X12FRDGPK SPRITE ZERO	[***]
119826	20OZPET1X24L CNTR CLASSIC	[***]
119827	20OZPET1X24L CONTR DIET COKE	[***]
120443	500MLPET4X6PKS PRPRTY SPRITE ZERO	[***]
121039	20OZPET1X24L DASANI LEMON	[***]
121146	12OZCAN1X32PK CLASSIC	[***]
121147	12OZCAN1X32PK DT COKE	[***]
121149	12OZCAN1X32PK SPRITE	[***]
121508	12OZCAN2X12FRDGPK DT COKE W/SPLENDA	[***]
121750	12OZCAN2X12FRDGPK COCA COLA ZERO	[***]
121751	20OZPET1X24LS CNTR COCA COLA ZERO	[***]
121939	20OZPET1X24L DASANI STRAWBERRY	[***]
122109	12OZCAN2X12FRDGPK FRESCA PEACH	[***]
122151	BIB/2.5 COCA COLA ZERO	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

122360	12OZNRG1X24L CLASSIC MEX COKE	[***]
122366	12OZNRG1X24PK CLASSIC MEX COKE	[***]
123159	12OZCAN1X24PK COCA-COLA ZERO	[***]
123292	20OZPET1X24LWM PADE GRAPE	[***]
123367	32OZPET1X15LWM PADE FRUIT PUNCH	[***]
123369	32OZPET1X15LWM PADE LEMON LIME	[***]
123371	32OZPET1X15LWM PADE MOUNTAIN BLAST	[***]
123372	32OZPET1X15LWM PADE ORANGE	[***]
124359	12OZCAN1X20PK COCA COLA ZERO	[***]
124384	12OZCAN1X24PK SPRITE	[***]
124580	10OZPET1X24L MM APPLE JUICE 100%	[***]
124581	10OZPET1X24L MM ORANGE JUICE 100%	[***]
125491	12OZCAN2X12FRDGPK CHERRY COKE ZERO	[***]
125492	20OZPET1X24L CNTR CHERRY COKE ZERO	[***]
125596	12OZPET3X8PKS CLASSIC	[***]
125598	12OZPET3X8FRDGPKS DIET COKE	[***]
125602	12OZPET3X8PKS COCA COLA ZERO	[***]
125622	20OZPET3X8PKWM PADE GRAPE	[***]
125623	20OZPET3X8PKWM PADE ORANGE	[***]
125624	20OZPET3X8PKWM PADE FRUIT PUNCH	[***]
125625	20OZPET3X8PKWM PADE MOUNTAIN BLAST	[***]
125681	20OZPET3X8PKWM PADE LEMON LIME	[***]
126073	32OZPET1X15LWM PADE GRAPE	[***]
126528	12OZPET3X8FRDGPKS CF DIET COKE	[***]
126534	12OZPET3X8PKS SPRITE	[***]
126582	12OZNRG1X24L FANTA ORANGE MEX	[***]
126583	12OZNRG1X24LS SPRITE MEX	[***]
126813	12OZCAN1X32PK COCA COLA ZERO	[***]
127105	500MLPET4X6PK CNTR COCA-COLA ZERO	[***]
128037	22OZPET1X12L NOS ENERGY DRINK	[***]
128259	16OZCAN1X24LS NOS ENERGY DRINK	[***]
128401	12OZCAN1X24PK SPRITE ZERO	[***]
128419	BIB/2.5 GP SWEET GREEN TEA	[***]
129086	20OZPET1X24LWM GLACEAU VITWTR DEFENSE	[***]
129088	20OZPET1X24LWM GLACEAU VITWTR ENERGY	[***]
129089	20OZPET1X24LWM GLACEAU VITWTR ESSENTIAL	[***]
129090	20OZPET1X24LWM GLACEAU VITWTR FOCUS	[***]
129093	20OZPET1X24LWM GLACEAU VITWTR POWER-C	[***]
129095	20OZPET1X24LWM GLACEAU VITWTR REVIVE	[***]
129097	20OZPET1X24LWM GLACEAU VITWTR XXX	[***]
129252	1LPET1X12L GLACEAU SMARTWATER	[***]
129253	1.5LPET1X12L GLACEAU SMARTWATER	[***]
129254	20OZPET1X24L GLACEAU SMARTWATER	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

129257	32OZPET1X15LWM GLACEAU VITWTR REVIVE	[***]
129258	32OZPET1X15LWM GLACEAU VITWTR POWER-C	[***]
129274	20OZPET1X12PKWM GLACEAU VITWTR VARTY PK	[***]
129294	20OZPET1X24LWM PADE STRAWBERRY LEMONADE	[***]
129295	32OZPET1X15LWM PADE STRAWBERRY LEMONADE	[***]
130466	32OZPET1X15LWM PADE STRAWBERRY ZERO	[***]
130467	32OZPET1X15LWM PADE GRAPE ZERO	[***]
130468	32OZPET1X15LWM PADE MIXED BERRY ZERO	[***]
130470	20OZPET3X8PKWM PA GRAPE ZERO	[***]
130471	20OZPET3X8PKWM PA MIXED BERRY ZERO	[***]
130493	16OZCAN1X24LS NOS GRAPE ENERGY	[***]
130629	32OZPET1X15LWM GLACEAU VITWTR XXX	[***]
131610	22OZPET1X12L NOS FRUIT PUNCH ENERGY	[***]
132296	700MLPET1X24L GLACEAU SMARTWATER	[***]
132394	16OZPET1X24L CNTR DIET COKE	[***]
132398	16OZPET1X24L CNTR COCA-COLA	[***]
132399	16OZPET1X24L COCA COLA ZERO	[***]
132400	16OZPET1X24L CNTR SPRITE	[***]
132527	2LPET1X8LS CNTR CF CLASSIC	[***]
132528	2LPET1X8LS CNTR CF DT COKE	[***]
132529	2LPET1X8LS CNTR CHERRY COKE	[***]
132530	2LPET1X8LS CNTR CLASSIC	[***]
132531	2LPET1X8LS CNTR COKE ZERO	[***]
132532	2LPET1X8LS CNTR DT COKE	[***]
132539	2LPET1X8LS CNTR SPRITE ZERO	[***]
132540	2LPET1X8LS CNTR SPRITE	[***]
132541	2LPET1X8LS CNTR BQ ROOT BEER	[***]
132542	2LPET1X8LS CNTR FANTA GRAPE	[***]
132543	2LPET1X8LS CNTR FANTA ORANGE	[***]
132544	2LPET1X8LS CNTR FANTA STRWBRY	[***]
132545	2LPET1X8LS CNTR FRESCA	[***]
132546	2LPET1X8LS CNTR MELLO YELLO	[***]
132547	2LPET1X8LS CNTR PIBB XTRA	[***]
132551	2LPET1X8LS CNTR MMAID LEMONADE NC	[***]
132612	2LPET1X8LS CNTR MMAID PINK LMNADE NC	[***]
132766	BIB/2.5 GP PREMIUM UNSWEET BLACK TEA	[***]
132838	BIB/2.5 GOLD PEAK SOUTHERN STYLE TEA	[***]
132858	16.9OZPET1X12L HONEST ADE ORANGE MANGO	[***]
132859	16.9OZPET1X12L HONEST ADE POMEG BLU	[***]
132861	16.9OZPET1X12L HONEST TEA HONEY GREEN	[***]
132862	16.9OZPET1X12L HONEST TEA PEACH WHITE	[***]
133102	16OZCAN1X24LS MONSTER KHAOS ENGY+JUICE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

133108	16OZCAN6X4PK MONSTER LOCARB ENERGY	[***]
133109	16OZCAN6X4PK MONSTER ENERGY	[***]
133129	16OZCAN1X24LS MONSTER ENERGY	[***]
133131	16OZCAN1X24LS MONSTER LO CARB ENGY	[***]
133132	16OZCAN1X24LS MONSTER ASSAULT ENERGY	[***]
133145	24OZCAN1X12LS MONSTER MEGA ENERGY	[***]
133147	24OZCAN1X12LS MONSTER MEGA LO CARB	[***]
133153	16OZCAN6X4PK MONSTER KHAOS ENERGY + JUI	[***]
133259	12OZPET1X24PK COCA COLA CLASSIC	[***]
133260	12OZPET1X24PK DT COKE	[***]
134166	12OZPET3X8FRDGPK SPRITE ZERO	[***]
134212	2LPET1X8LS CNTR CHERRY COKE ZERO	[***]
134386	500MLPET1X32PK DASANI	[***]
134837	32OZPET1X15LWM PWA ZERO ORANGE	[***]
134838	32OZPET1X15LWM PWA ZERO LEMON LIME	[***]
134846	12OZNRG1X24PK FANTA ORANGE MEX	[***]
134848	20OZPET1X24L FTA ZERO ORANGE	[***]
134923	15OZCAN1X12LS JAVA MONSTER IRISH	[***]
134926	15OZCAN1X12LS JAVA MONSTER MEAN BEAN	[***]
134929	15OZCAN1X12LS JAVA MONSTER LOCA MOCHA	[***]
134978	2LPET2X4PK CNTR CLASSIC	[***]
134979	2LPET2X4PK CNTR DT COKE	[***]
135239	1LPET2X6PK GLACEAU SMARTWATER	[***]
135245	7.5OZCAN3X8PK CLASSIC	[***]
135246	7.5OZCAN3X8PK COCA COLA ZERO	[***]
135247	7.5OZCAN3X8PK DIET COKE	[***]
135248	7.5OZCAN3X8PK SPRITE	[***]
135249	16.9OZPET4X6PK GOLD PEAK SWEET TEA	[***]
135250	16.9OZPET4X6PK GOLD PEAK DIET TEA	[***]
135251	16OZCAN1X12LS FULL THROTTLE RED BERRY	[***]
135279	7.5OZCAN3X8PK FANTA ORANGE	[***]
135287	7.5OZCAN3X8PK SPRITE ZERO	[***]
135333	18.5OZPET1X12LWM GP SWEET TEA	[***]
135334	18.5OZPET1X12LWM GP DIET TEA	[***]
135335	18.5OZPET1X12LWM GP SWEET LEMON TEA	[***]
135336	18.5OZPET1X12LWM GP GREEN TEA	[***]
135337	18.5OZPET1X12LWM GP UNSWEET TEA	[***]
135450	12OZPET3X8PK DASANI	[***]
135478	10.1OZPET1X12L TUM-E YUMIES ORG-ARIFIC	[***]
135479	10.1OZPET1X12L TUM-E YUMIES VERY BRY BLU	[***]
135481	10.1OZPET1X12L TUM-E YUMIE GRNTSTIC APLE	[***]
135482	10.1OZPET1X12L TUM-E YUMIES SOURSTNL RSP	[***]
135565	16OZCAN1X24LS FULL THRTL BLUE AGAVE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

135573	32OZPET1X15LWM PADE WHITE CHERRY	[***]
135589	10.1OZPET1X12L TUM-E YUMIE FRTABULS PNCH	[***]
136105	2LPET2X4PK SPRITE	[***]
136106	20OZPET1X24LWM GLACEAU VITWTR ZERO XXX	[***]
136107	20OZPET1X24LWM GLACEAU VW SQUEEZED ZERO	[***]
136108	20OZPET1X24LWM GLACEAU VITWTR ZERO RISE	[***]
136109	20OZPET1X24LWM GLACEAU VTWR ZERO GO-GO	[***]
136494	16OZCAN1X12LS NOS LOADED CHERRY ENERGY	[***]
136525	16.9OZPET1X12L HONEST TEA HALF&HALF LE	[***]
136793	16OZCAN2X10PK MONSTER ENERGY	[***]
136794	16OZCAN2X10PK MONSTER ENERGY LO CARB	[***]
137072	1.25LPET1X12LS CLASSIC	[***]
137073	1.25LPET1X12LS DIET COKE	[***]
137074	1.25LPET1X12LS COKE ZERO	[***]
137075	1.25LPET1X12LS SPRITE	[***]
137076	1.25LPET1X12LS FANTA ORANGE	[***]
137113	16OZCAN6X4PK MONSTER ABSOLUTELY ZERO	[***]
137324	2.0OZPET1X12L WORX ORIGINAL CITRUS SHT	[***]
137325	2.0OZPET1X12L WORX EXTRA STRENGTH CITRS	[***]
137400	16OZCAN1X24LS MONSTER ABSOLUTELY ZERO	[***]
137639	12OZCAN4X6PK PB DT COKE	[***]
137699	15OZCAN1X12LS JAVA MONSTER VANILLA LIGHT	[***]
137700	15OZCAN1X12LS JAVA MONSTER KONA BLEND	[***]
137763	32OZPET1X15LWM PA ZERO FRUIT PUNCH	[***]
137765	20OZPET1X24LWM GLAC VW ZRO GLOW	[***]
137799	20OZPET3X8PKWM PA ZERO FRUIT PUNCH	[***]
137830	16.9OZPET1X12LWM FUZE SLNDRZ CRBRY RSBR	[***]
137831	16.9OZPET1X12LWM FUZE SLNDRZE STBRY MLN	[***]
137832	16.9OZPET1X12LWM FUZE SLNDRZ BLBRY RASB	[***]
137833	16.9OZPET1X12LWM FUZE SLNDRZE TROPL PU	[***]
137834	16.9OZPET1X12LWM FUZE SLNDRZ POM ACAI B	[***]
137836	16.9OZPET1X12LWM FUZE PEACH MANGO	[***]
137837	16.9OZPET1X12LWM FUZE BANANA COLADA	[***]
137863	12OZCAN2X12FRDGPK MELLO YELLO ZERO FRG	[***]
137869	16OZCAN1X12LS NOS CHARGED CITRUS	[***]
137896	20OZPET1X24L MELLO YELLO ZERO	[***]
137910	16OZPET1X24L CNTR CHERRY COKE	[***]
138036	15.5OZCAN1X24LS MONSTER REHAB TEA LMNADE	[***]
138037	15.5OZCAN6X4PK MONSTER REHAB TEA LMNADE	[***]
138045	5OZNRG1X24LS MONSTER ENG M-3 SUPR CONC	[***]
138204	500MLPET1X24PK DASANI MKPLT	[***]
138319	23OZCAN1X12LS MONSTER REHAB TEA LMNADE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

138320	24OZCAN1X12LS MONSTER ENGY ABSLTLY ZERO	[***]
138563	15.5OZCAN1X24LS MONSTER REHAB GREEN TEA	[***]
138564	15.5OZCAN1X24LS MONSTER REHAB ROJO TEA	[***]
138582	15.5OZCAN6X4PK MONSTER REHAB ROJO TEA	[***]
142716	16.9OZPET4X6PK GLA VTWTR XXX	[***]
142717	16.9OZPET4X6PK GLA VTWTR POWER C	[***]
142718	16.9OZPET4X6PK GLA VTWTR REVIVE	[***]
142719	16.9OZPET4X6PK GLA VTWTR ZERO XXX	[***]
142720	16.9OZPET4X6PK GLA VTWTR ZERO SQUEEZED	[***]
142721	16.9OZPET4X6PK GLA VTMNWTR ZERO RISE	[***]
143857	15.5OZCAN2X10PK MONSTER REHAB TEA LMNADE	[***]
143893	16.9OZPET1X12L HONEST TEA ORGN NOT 2 SWT	[***]
143900	16OZCAN2X10PK MONSTER ABSOLUTELY ZERO	[***]
143911	16.9OZNRG1X12LS MONSTER ENERGY UBRMNSTER	[***]
143932	18.5OZPET1X12LWM GP LEMONADE TEA	[***]
144088	16OZCAN1X24LS FANTA ORANGE	[***]
144089	16OZCAN1X24LS SPRITE	[***]
144163	15.5OZCAN1X24LS MONSTER REHAB ORANGEADE	[***]
144169	12OZPET2X12PKWM PWA MTN BERRY BLAST	[***]
144170	12OZPET2X12PKWM PWA FRT PNCH	[***]
144171	450MLPET1X24L MMAID STRBRY PASSION JTG	[***]
144172	450MLPET1X24L MMAID FRUIT PUNCH JTG	[***]
144207	1.26LBPWDR1X8LS PADE FRT PUNCH PWDR	[***]
144208	1.22LBPWDR1X8LS PAE MTN BERRY BLAST PWDR	[***]
144630	1LPET1X12L FUZE ICE TEA LEMON	[***]
144632	1LPET1X12L FUZE HALF TEA HALF LEMONADE	[***]
144633	1LPET1X12L FUZE BERRY PUNCH	[***]
144634	1LPET1X12L FUZE STRAWBERRY LEMONADE	[***]
144651	14OZPET1X12L ZICO NATURAL COCONUT WATER	[***]
144652	1LTETRA1X12L ZICO NATURAL COCNT WTR	[***]
144653	11.2OZPET1X12L ZICO NATURAL COCNT WTR	[***]
144659	14OZPET1X12L ZICO CHOCOLATE	[***]
144675	BIB/2.5 FUZE TEA RASB (5.50+1)	[***]
144679	BIB/2.5 GOLD PEAK RSP (5.50+1)	[***]
144828	11.5OZPET1X12L CORE POWER CHOCOLATE 20G	[***]
144829	11.5OZPET1X12L CORE POWER STWBY BANA 20	[***]
144830	11.5OZPET1X12L CORE POWER CHOCOLATE 26G	[***]
144831	11.5OZPET1X12L CORE POWER VANILLA 26G	[***]
144864	500MLPET4X6PK MELLO YELLO HC	[***]
144866	20OZPET1X24L FUZE ICED TEA LEMON	[***]
144868	20OZPET1X24L FUZE ICD TEA STRBY RDTEA	[***]
144872	12OZNRG1X24LS FIESTA VARIETY PACK MEX	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

144873	1.9OZPET1X6PK DASANI DROPS STRAWBRY KIWI	[***]
144874	1.9OZPET1X6PK DASANI DROPS PINK LEMONADE	[***]
144875	1.9OZPET1X6PK DASANI DROPS PAPLE COCONUT	[***]
144876	1.9OZPET1X6PK DASANI DROPS MIXED BERRY	[***]
145098	500MLPET4X6PK GLACEAU SMARTWATER	[***]
145104	16OZCAN1X24LS MONSTER DUB BALLERS BLEND	[***]
145105	16OZCAN1X24LS MONSTER ZERO ULTRA	[***]
145106	15OZCAN1X12LS JAVA MNSTR KONA CAPPUCCINO	[***]
145126	12OZCAN1X12LS MONSTER EX STR BLAK ICE-KO	[***]
145127	12OZCAN1X12LS MONSTER EX STR ANTI GRVTY	[***]
145128	12OZCAN1X12LS MONSTER EX STR SUPR DRY-KO	[***]
145158	2LPET1X8LS FUZE ICED TEA LEMON	[***]
145159	2LPET1X8LS FUZE ICEDT STRAWBERY RED TEA	[***]
145160	12OZCAN2X12FRDGPK FUZE ICED TEA LMN	[***]
145161	12OZCAN2X12FRDGPK FUZE DT ICD TE LMN BK	[***]
145170	12OZCAN2X12FRDGPK FUZE ICD STRBY RED	[***]
145171	12OZCAN2X12FRDGPK FUZE HLF TE HLF LMNADE	[***]
145188	20OZPETWM1X24L GLAC VITWTRZRO PWRC	[***]
145206	20OZPETWM1X24L GLAC VITWTRZRO REVIVE	[***]
145235	12OZNRG4X6PK CLASSIC MEXICO	[***]
145277	16OZCAN1X24LS DIET COKE	[***]
145281	16OZCAN1X24LS MONSTER DUB MAD DOG	[***]
145309	1LTETRA1X12L ZICO CHOCOLATE	[***]
145388	16OZCAN6X4PK MONSTER ZERO ULTRA	[***]
145482	12OZPET2X12PKWM PADE ZERO MXED BERRY	[***]
145483	12OZPET2X12PKWM PADE ORANGE	[***]
145484	12OZPET2X12PKWM PADE GRAPE	[***]
145491	12OZPET3X8PKWM GLACEAU VW ESSENTIAL	[***]
145493	12OZPET3X8PKWM GLACEAU VW XXX	[***]
145496	12OZPET3X8PKWM GLACEAU VW SQUEEZED	[***]
145822	2LPET1X8LS MMAID PEACH	[***]
145841	16OZCAN2X10PK MONSTER ZERO ULTRA	[***]
145842	8OZCAN2X12PK MONSTER ZERO ULTRA	[***]
145909	20OZPET1X24LWM GLACEAU VW SQUEEZED	[***]
145911	16.9OZPET1X12L GLA FRTWTR WTRMLN PNCH	[***]
145913	16.9OZPET1X12L GLA FRTWTR BLCK RSPBRY	[***]
145915	16.9OZPET1X12L GLA FRTWTR LEMON LIME	[***]
145917	16.9OZPET1X12L GLA FRTWTR ORNG MNGO	[***]
145919	16.9OZPET1X12L GLA FRTWTR STRWBY KIWI	[***]
145929	15.5OZCAN1X24LS MNSTR REHAB PINK LMNADE	[***]
145930	14OZPET1X12L ZICO PINEAPPLE COCONUT WAT	[***]
145932	12OZCAN4X6PK FULL THROTTLE	[***]
145962	7.5OZCAN2X12PK MONSTER REHAB TEA LMNADE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

145963	8OZCAN2X12PK MONSTER LO CARB ENERGY	[***]
145964	8OZCAN2X12PK MONSTER ENERGY	[***]
145965	8OZCAN2X12PK MONSTER ABSOLUTELY ZERO	[***]
145967	32OZPET1X15LWM PADE MELON	[***]
145984	1.9OZPET1X6PK DASANI DROPS CHERRY POM	[***]
145985	1.9OZPET1X6PK DASANI DROPS GRAPE	[***]
145996	12OZCAN4X6PK NOS ENERGY	[***]
145998	16OZCAN1X12LS NOS ZERO	[***]
146042	2LPET1X8LS SEAGRAMS GINGER ALE (REFOM)	[***]
146045	1LPET1X12L SEAGRAMS GINGER ALE (REFOM)	[***]
146048	20OZPET1X24L SEAGRAMS GINGER ALE (REFOM)	[***]
146125	12OZCAN2X12FRDGPK SG GINGER ALE (REFOM)	[***]
146128	7.5OZCAN3X8PK SEAGRAMS GINGERALE (REFOM)	[***]
146156	10.1OZPET1X15PK TUM-E YUMIES VAR PK	[***]
146287	3OZPET1X6PK PA ZERO DROPS MTN BERRY BLST	[***]
146288	3OZPET1X6PK PA ZERO DROPS FRUIT PUNCH	[***]
146289	3OZPET1X6PK PA ZERO DROPS ORANGE	[***]
146294	23OZCAN1X12L PEACE TEA LEMON SWT NPP	[***]
146295	23OZCAN1X12L PEACE TEA CADDY SHACK NPP	[***]
146296	23OZCAN1X12L PEACE TEA GREEN TEA NPP	[***]
146297	23OZCAN1X12L PEACE TEA RAZZLEBERRY NPP	[***]
146300	16OZCAN1X24LS MONSTER ENGY ULTRA BLUE	[***]
146301	15OZCAN1X12L MONSTER MUSCLE CAFÉ LATTE	[***]
146302	15OZCAN1X12L MONSTER MUSCLE CHOC SHAKE	[***]
146303	15OZCAN1X12L MONSTER MUSCLE VANILLA WHIP	[***]
146336	16OZCAN1X24L MELLO YELLO	[***]
146533	12OZCAN2X12FRDGPK CF COCA-COLA ZERO	[***]
146536	2LPET1X8LS CNTR CF COKE ZERO	[***]
146574	12OZCAN1X35PK COKE CLASSIC	[***]
146575	12OZCAN1X35PK DT COKE	[***]
146576	12OZCAN1X35PK SPRITE	[***]
146622	16OZCAN1X24PK NOS ENERGY	[***]
146628	19.2OZCAN1X24LS COCA-COLA CHERRY ZERO	[***]
146654	19.2OZCAN2X12PK COCA-COLA ZERO	[***]
146656	16OZCAN1X12LS MONSTER ZERO ULTRA	[***]
146676	11.5OZPET1X12L CORE POWER BANANA 26G	[***]
146727	12OZCAN4X6PK CLASSIC PB	[***]
146728	12OZCAN4X6PK DT COKE PB	[***]
146729	12OZCAN4X6PK COCA-COLA ZERO PB	[***]
146730	12OZCAN4X6PK SPRITE PB	[***]
146731	12OZCAN4X6PK FANTA ORANGE PB	[***]
146770	16OZCAN6X4PK MONSTER ENERGY ULTRA BLUE	[***]
146771	16OZCAN1X24LS MONSTER ENERGY ULTRA RED	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

146772	15OZCAN6X4PK MONSTER MUSCLE CHOC SHKE	[***]
146773	15OZCAN6X4PK MONSTER MUSCLE VAN WHIP	[***]
146797	15OZCAN6X4PK MONSTER MUSCLE PNT BTR CUP	[***]
146817	64OZPET1X8LS GP SWT BLK T	[***]
146858	16OZCAN1X24L COCA-COLA THERMO P1	[***]
146871	16OZCAN1X12LS NOS CHARGED CITRUS ZERO	[***]
146879	12OZNRG1X24PK FANTA GRAPE MEX	[***]
146881	12OZNRG1X24PK FANTA STRAWBERRY MEX	[***]
146883	12OZNRG1X24PK FANTA PINEAPPLE MEX	[***]
146886	15.5OZCAN6X4PK MONSTER REHAB PINK LMNAD	[***]
146937	15OZCAN1X12L MONSTER MUSCLE STRBY SHAKE	[***]
146960	15.2OZPETX24L MMAID TROPICAL BLEND	[***]
146962	15.2OZPETX24L MMAID BERRY BLEND	[***]
146980	16OZCAN1X24L COCA-COLA ZERO	[***]
147002	3OZPET1X6PK GLACEAU VWZ XXX DROPS	[***]
147003	3OZPET1X6PK GLACEAU VWZ RISE DROPS	[***]
147004	3OZPET1X6PK GLACEAU VWZ SQUEEZED DROPS	[***]
147005	3OZPET1X6PK GLACEAU VWZ REVIVE DROPS	[***]
147038	19.2OZCAN1X24LS SPRITE	[***]
147080	19.2OZCAN1X24LS COCA-COLA	[***]
147091	16.9OZPET1X12L GLACEAU FW FIZZY LEMONADE	[***]
147093	16.9OZPET1X12L GLACEAU FW TROP PINEAPPLE	[***]
147095	1.9OZPET1X6PK MM LEMONADE DROPS	[***]
147096	1.9OZPET1X6PK MM RASP L-ADE DROPS	[***]
147097	1.9OZPET1X6PK MM FRUIT PUNCH DROPS	[***]
147098	1.9OZPET1X6PK MM MANGO TROPICAL DROPS	[***]
147099	12OZCAN2X12PKFRDGPK DASANI SPKLG LIME	[***]
147101	12OZCAN2X12PKFRDGPK DASANI SPKLG BERRY	[***]
147103	12OZCAN2X12PKFRDGPK DASANI SPKLG LEMON	[***]
147105	12OZCAN2X12PKFRDGPK DASANI SPKLG APPLE	[***]
147157	20OZPET1X24LS SPRITE 6 MIX	[***]
147161	19.2OZCAN1X24LS SPRITE 6 MIX	[***]
147186	20OZPET1X24LSWM GLACEAU VWZ FOCUS	[***]
147198	18.6OZCAN1X12LS MONSTER ENERGY IMPORT	[***]
147201	32OZPET1X15LSWM PA TROPICAL MANGO	[***]
147213	64OZPET1X8LS GP BLACK TEA UNSWEETND	[***]
147246	16OZCAN1X12LS NOS CHARGED CITRUS	[***]
147291	23OZCAN1X12LS PEACE TEA PINK LEMONAD	[***]
147292	23OZCAN1X12LS PEACE TEA SNOBERRY	[***]
147293	23OZCAN1X12LS PEACE TEA GA PEACH	[***]
147294	23OZCAN1X12LS PEACE TEA TEX STL SWT	[***]
147310	16OZCAN6X4PK MONSTER ENERGY ULTRA RED	[***]
147313	11.5OZCAN1X12LS GLAC VW ENGY STRBY LIME	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

147315	11.5OZCAN1X12LS GLAC VW ENGY BRY PUNCH	[***]
147317	11.5OZCAN1X12LS GLAC VW ENGY ORNG MNGO	[***]
147319	11.5OZCAN1X12LS GLAC VW ENGY RBRY CTRS	[***]
147322	24OZCAN1X12LS MONSTER ZERO ULTRA	[***]
147469	12OZNRG2X12PK COKE CLASSIC MEXICAN P1	[***]
147472	22OZPET1X12L NOS CHARGED CITRUS	[***]
147501	23OZCAN1X12LS PEACE TEA VIVA MANGO	[***]
147647	12OZCAN1X35PK CF DT COKE	[***]
147649	12OZCAN1X35PK COKE ZERO	[***]

Dunnage Items

All Items are refundable with the exception of CHEP and PECO Pallets. The price of CHEP and PECO pallets are reflective of the internal rental fee paid by CCR. This is a non-refundable fee that will be reflected on your invoice. Please ensure you are set-up on the CHEP/PECO system, so that we can properly relieve our books to avoid higher lost pallet costs.

Material #	Description	Price ($/unit)
100004	Pallets Cap & Strap	[***]
100006	Pallet Cap & Strap Full	[***]
100007	Pallet Top Sheet	[***]
100012	Airbag	[***]
100039	Scale Pallet	[***]
100040	CPC Scale Pallet	[***]
100233	Shells 2L8/Plastic	[***]
100234	Shells 2L6	[***]
100237	Shells 16/20/24/600ML	[***]
100238	Shells .5L/355ML/12OZ	[***]
100239	Shells 1LT 12 Pocket	[***]
132550	SHELLS 2L8 CNTR/BOLT	[***]
100265	Premix Tanks	[***]
100267	Pallets Reg	[***]
100269	Pallets w/Dep	[***]
100272	Pallets 40x48 Red Tip	[***]
114390	Chep Pallets (Blue)	[***]
146994	Heat Treated Chep Pallets	[***]
118257	Pallets Mini (OFS)	[***]
118381	Pallets 40x48 Reg	[***]
123588	Peco Pallets (Red)	[***]
124351	Sale Pallet Plastic	[***]
404356	Pallets Plastic 37X37	[***]
104633	CO2 Filling 20 lb	[***]
100252	CO2 Cylinder	[***]
104633	CO2 Cylinder + Filling 20 lb	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT A	Consolidated—Morristown—2014 SKU & Price List
Material #	Description	2014 Price ($/unit)
100278	12OZCAN4X6PK CLASSIC	[***]
100281	12OZCAN4X6PK DIET COKE	[***]
100287	12OZCAN4X6PK SPRITE	[***]
100304	12OZCAN4X6PK FANTA ORANGE	[***]
100722	12OZCAN1X24PK CLASSIC	[***]
100724	12OZCAN1X24PK DIET COKE	[***]
100725	12OZCAN1X24PK CF DIET COKE	[***]
100733	12OZCAN1X24PK MELLO YELLO	[***]
100933	12OZCAN1X20PK CLASSIC	[***]
100935	12OZCAN1X20PK DIET COKE	[***]
100937	12OZCAN1X20PK SPRITE	[***]
101728	20OZPET1X24LWM PADE MOUNTAIN BLAST	[***]
101998	1LPET1X12L PRPRTY SPRITE	[***]
102279	500MLPET4X6PK CNTR CLASSIC	[***]
102280	500MLPET4X6PK CNTR DIET COKE	[***]
102281	500MLPET4X6PK PRPRTY SPRITE	[***]
102579	20OZPET1X24L CNTR CF DT COKE	[***]
102580	20OZPET1X24L CNTR CHERRY COKE	[***]
102603	20OZPET1X24LS CNTR CLASSIC	[***]
102748	20OZPET1X24L BARQS ROOTBR	[***]
102751	20OZPET1X24LWM PADE LEM LIME	[***]
102752	20OZPET1X24LWM PADE FRT PUNCH	[***]
102759	20OZPET1X24L CHERRY COKE	[***]
102782	20OZPET1X24L MELLO YELLO	[***]
102879	10OZNRG4X6PK SEAGRAMS TONIC	[***]
102881	10OZNRG4X6PK SEAGRAMS CLUB SODA	[***]
102979	1LPET1X12L CNTR DIET COKE	[***]
103029	20OZPET1X24L PRPRTY SPRITE	[***]
103172	8OZNRG4X6PK CLASSIC	[***]
103173	8OZNRG4X6PK DIET COKE	[***]
103174	8OZNRG4X6PK SPRITE	[***]
103186	8OZNRG4X6PK CLASSIC PRO2	[***]
103326	1LPET2X6PK EVIAN WATER	[***]
103331	1LPET1X12L SEAGRAMS CLUB SODA	[***]
103332	1LPET1X12L SEAGRAMS TONIC	[***]
103369	1LPET1X12L EVIAN WATER	[***]
103370	1.5LPET1X12L EVIAN WTR	[***]
103408	500MLPET1X24L EVIAN WATER	[***]
103410	330MLPET4X6PK EVIAN WATER	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

103503	1LPET1X12L CNTR CLASSIC	[***]
103769	500MLPET4X6PK EVIAN WATER	[***]
103886	BIB/2.5 CLASSIC	[***]
103887	BIB/2.5 DIET COKE	[***]
103888	BIB/2.5 CHERRY COKE	[***]
103889	BIB/2.5 SPRITE	[***]
103895	BIB/2.5 HI-C PNK LEMONAD	[***]
103936	BIB/5.00 CLASSIC	[***]
103938	BIB/5.00 DIET COKE	[***]
103944	BIB/5.00 SPRITE	[***]
103996	BIB/5.00 DR PEPPER	[***]
104134	BIB/2.5 CF DIET COKE	[***]
104139	BIB/2.5 MELLO YELLO	[***]
104148	BIB/2.5 HI-C FRT PUNCH	[***]
104153	BIB/2.5 HI-C ORANGE	[***]
104235	BIB/2.5 BARQS ROOTBEER	[***]
104239	BIB/2.5 PADE MTN BLAST	[***]
104633	CO2 CYL 20LB FU #2(Filling)	[***]
109147	BIB/2.5 MM LEMONADE	[***]
112259	20OZPET1X24L DASANI WATER	[***]
112260	1LPET1X12L DASANI WATER	[***]
112795	500MLPET4X6PK DASANI WATER	[***]
113437	500MLPET4X6PK CNTR CF DT COKE	[***]
114025	12OZCAN1X20PK MELLO YELLO	[***]
114049	12OZCAN4X6PK VARIETY PACK2	[***]
114756	20OZPET1X24L FANTA ORANGE	[***]
114929	500MLPET2X12PK DASANI	[***]
115304	20OZPET1X24L MM LMNADE NC	[***]
115313	20OZPET1X24L FANTA GRAPE	[***]
115468	BIB/2.5 PIBB XTRA	[***]
115583	12OZCAN2X12FRDGPK CLASSIC	[***]
115584	12OZCAN2X12FRDGPK DT COKE	[***]
115585	12OZCAN2X12FRDGPK CF DIET COKE	[***]
115586	12OZCAN2X12FRDGPK SPRITE	[***]
116015	12OZCAN1X24PK FANTA ORANGE	[***]
116149	12OZCAN2X12FRDGPK BARQS RTBR	[***]
116150	12OZCAN2X12FRDGPK MELLO YELLO	[***]
116151	12OZCAN2X12FRDGPK FA ORANGE	[***]
116153	12OZCAN2X12FRDGPK CF CLASSIC	[***]
116305	12OZCAN2X12FRDGPK CHERRY COKE	[***]
116306	12OZCAN2X12FRDGPK DT CHY COKE	[***]
116307	12OZCAN2X12FRDGPK FRESCA	[***]
116308	12OZCAN2X12FRDGPK DT BQ RTBER	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

116309	12OZCAN2X12FRDGPK PIBB XTRA	[***]
116320	12OZCAN2X12FRDGPK MM LEMONADE NC	[***]
116321	12OZCAN2X12FRDGPK MM F PUH JB	[***]
116366	500MLPET1X24PK DASANI	[***]
116456	12OZCAN2X12FRDGPK MM LGHT LMADE NC	[***]
116460	12OZCAN2X12FRDGPK FA STWBERRY	[***]
116470	12OZCAN2X12FRDGPK FA GRAPE	[***]
116472	12OZCAN2X12FRDGPK MM PINK LMADE-NC	[***]
116533	20OZPET1X24L MM PNK LMADE NC	[***]
116629	20OZPET1X24L CNTR VANILLA COKE	[***]
116662	12OZCAN2X12FRDGPK VANLA COKE	[***]
116663	20OZPET1X24L PIBB XTRA	[***]
116832	24OZPET4X6PK FLTCAP DASANI	[***]
117119	BIB/2.5 FANTA ORANGE	[***]
117577	12OZCAN2X12FRDGPK TAB	[***]
117603	12OZCAN2X12FRDGPK DR PEPPER	[***]
117604	12OZCAN2X12FRDGPK DT DR PEPPER	[***]
117605	12OZCAN2X12FRDGPK CF DR PEPPER	[***]
117606	12OZCAN2X12FRDGPK CF DT DR PEPPER	[***]
117634	12OZCAN4X6PK DR PEPPER	[***]
117640	12OZCAN4X6PK DT DR PEPPER	[***]
117687	20OZPET1X24LWM PADE ORANGE	[***]
117783	12OZCAN1X20PK DR PEPPER	[***]
117794	12OZCAN1X20PK DT DR PEPPER	[***]
117803	20OZPET1X24L DR PEPPER	[***]
117808	20OZPET1X24L DT DR PEPPER	[***]
117817	BIB/2.5 MM LIGHT LEMONADE	[***]
119256	12OZCAN1X20PK FA ORANGE	[***]
119311	12OZCAN2X12FRDGPK DT COKE LIME	[***]
119451	16OZCAN1X24LS FULL THROTTLE	[***]
119516	300MLPET1X24L DASANI WATER	[***]
119702	450MLPET1X24L MM APPLE JCE	[***]
119703	450MLPET1X24L MM CRN AP RSBY	[***]
119705	450MLPET1X24L MM RUBY RD GRPFRT	[***]
119706	450MLPET1X24L MM CRAN GRAPE	[***]
119707	450MLPET1X24L MM ORANGE JCE	[***]
119791	12OZCAN2X12FRDGPK SPRITE ZERO	[***]
119826	20OZPET1X24L CNTR CLASSIC	[***]
119827	20OZPET1X24L CONTR DIET COKE	[***]
120461	20OZPET1X24L PRPRTY SPRITE ZERO	[***]
121039	20OZPET1X24L DASANI LEMON	[***]
121146	12OZCAN1X32PK CLASSIC	[***]
121147	12OZCAN1X32PK DT COKE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

121149	12OZCAN1X32PK SPRITE	[***]
121508	12OZCAN2X12FRDGPK DT COKE W/SPLENDA	[***]
121750	12OZCAN2X12FRDGPK COCA COLA ZERO	[***]
121765	20OZPET1X24L CNTR COCA COLA ZERO	[***]
121939	20OZPET1X24L DASANI STRAWBERRY	[***]
122151	BIB/2.5 COCA COLA ZERO	[***]
122327	12OZCAN2X12FRDGPK FA ORANGE ZERO	[***]
122366	12OZNRG1X24PK CLASSIC MEX COKE	[***]
123159	12OZCAN1X24PK COCA-COLA ZERO	[***]
123292	20OZPET1X24LWM PADE GRAPE	[***]
123367	32OZPET1X15LWM PADE FRUIT PUNCH	[***]
123369	32OZPET1X15LWM PADE LEMON LIME	[***]
123371	32OZPET1X15LWM PADE MOUNTAIN BLAST	[***]
123372	32OZPET1X15LWM PADE ORANGE	[***]
123704	12OZCAN1X24PK DR PEPPER	[***]
123809	12OZCAN1X24PK DT DR PEPPER	[***]
124359	12OZCAN1X20PK COCA COLA ZERO	[***]
124384	12OZCAN1X24PK SPRITE	[***]
124580	10OZPET1X24L MM APPLE JUICE 100%	[***]
124581	10OZPET1X24L MM ORANGE JUICE 100%	[***]
125365	1LPET1X12L DR PEPPER	[***]
125370	500MLPET4X6PK SPRITE ZERO	[***]
125491	12OZCAN2X12FRDGPK CHERRY COKE ZERO	[***]
125492	20OZPET1X24L CNTR CHERRY COKE ZERO	[***]
125622	20OZPET3X8PKWM PADE GRAPE	[***]
125623	20OZPET3X8PKWM PADE ORANGE	[***]
125624	20OZPET3X8PKWM PADE FRUIT PUNCH	[***]
125625	20OZPET3X8PKWM PADE MOUNTAIN BLAST	[***]
125681	20OZPET3X8PKWM PADE LEMON LIME	[***]
126073	32OZPET1X15LWM PADE GRAPE	[***]
126583	12OZNRG1X24LS SPRITE MEX	[***]
126813	12OZCAN1X32PK COCA COLA ZERO	[***]
126819	12OZCAN2X12FRDGPK VANILLA COKE ZERO	[***]
127105	500MLPET4X6PK CNTR COCA-COLA ZERO	[***]
128037	22OZPET1X12L NOS ENERGY DRINK	[***]
128259	16OZCAN1X24LS NOS ENERGY DRINK	[***]
128401	12OZCAN1X24PK SPRITE ZERO	[***]
128419	BIB/2.5 GP SWEET GREEN TEA	[***]
129086	20OZPET1X24LWM GLACEAU VITWTR DEFENSE	[***]
129088	20OZPET1X24LWM GLACEAU VITWTR ENERGY	[***]
129089	20OZPET1X24LWM GLACEAU VITWTR ESSENTIAL	[***]
129090	20OZPET1X24LWM GLACEAU VITWTR FOCUS	[***]
129093	20OZPET1X24LWM GLACEAU VITWTR POWER-C	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

129095	20OZPET1X24LWM GLACEAU VITWTR REVIVE	[***]
129097	20OZPET1X24LWM GLACEAU VITWTR XXX	[***]
129252	1LPET1X12L GLACEAU SMARTWATER	[***]
129253	1.5LPET1X12L GLACEAU SMARTWATER	[***]
129254	20OZPET1X24L GLACEAU SMARTWATER	[***]
129257	32OZPET1X15LWM GLACEAU VITWTR REVIVE	[***]
129258	32OZPET1X15LWM GLACEAU VITWTR POWER-C	[***]
129262	32OZPET1X15LWM GLACEAU VITWTR ENERGY	[***]
129274	20OZPET1X12PKWM GLACEAU VITWTR VARTY PK	[***]
129294	20OZPET1X24LWM PADE STRAWBERRY LEMONADE	[***]
129295	32OZPET1X15LWM PADE STRAWBERRY LEMONADE	[***]
130466	32OZPET1X15LWM PADE STRAWBERRY ZERO	[***]
130467	32OZPET1X15LWM PADE GRAPE ZERO	[***]
130468	32OZPET1X15LWM PADE MIXED BERRY ZERO	[***]
130470	20OZPET3X8PKWM PA GRAPE ZERO	[***]
130471	20OZPET3X8PKWM PA MIXED BERRY ZERO	[***]
130493	16OZCAN1X24LS NOS GRAPE ENERGY	[***]
130629	32OZPET1X15LWM GLACEAU VITWTR XXX	[***]
131610	22OZPET1X12L NOS FRUIT PUNCH ENERGY	[***]
132296	700MLPET1X24L GLACEAU SMARTWATER	[***]
132394	16OZPET1X24L CNTR DIET COKE	[***]
132398	16OZPET1X24L CNTR COCA-COLA	[***]
132399	16OZPET1X24L COCA COLA ZERO	[***]
132400	16OZPET1X24L CNTR SPRITE	[***]
132527	2LPET1X8LS CNTR CF CLASSIC	[***]
132528	2LPET1X8LS CNTR CF DT COKE	[***]
132529	2LPET1X8LS CNTR CHERRY COKE	[***]
132530	2LPET1X8LS CNTR CLASSIC	[***]
132531	2LPET1X8LS CNTR COKE ZERO	[***]
132532	2LPET1X8LS CNTR DT COKE	[***]
132539	2LPET1X8LS CNTR SPRITE ZERO	[***]
132540	2LPET1X8LS CNTR SPRITE	[***]
132541	2LPET1X8LS CNTR BQ ROOT BEER	[***]
132542	2LPET1X8LS CNTR FANTA GRAPE	[***]
132543	2LPET1X8LS CNTR FANTA ORANGE	[***]
132544	2LPET1X8LS CNTR FANTA STRWBRY	[***]
132545	2LPET1X8LS CNTR FRESCA	[***]
132546	2LPET1X8LS CNTR MELLO YELLO	[***]
132547	2LPET1X8LS CNTR PIBB XTRA	[***]
132551	2LPET1X8LS CNTR MMAID LEMONADE NC	[***]
132606	2LPET1X8LS CNTR DR PEPPER	[***]
132607	2LPET1X8LS CNTR DT DR PEPPER	[***]
132612	2LPET1X8LS CNTR MMAID PINK LMNADE NC	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

132766	BIB/2.5 GP PREMIUM UNSWEET BLACK TEA	[***]
132838	BIB/2.5 GOLD PEAK SOUTHERN STYLE TEA	[***]
132858	16.9OZPET1X12L HONEST ADE ORANGE MANGO	[***]
132859	16.9OZPET1X12L HONEST ADE POMEG BLU	[***]
132861	16.9OZPET1X12L HONEST TEA HONEY GREEN	[***]
132862	16.9OZPET1X12L HONEST TEA PEACH WHITE	[***]
132894	500MLPET4X6PK DT DR PEPPER	[***]
132895	500MLPET4X6PK DR PEPPER	[***]
133102	16OZCAN1X24LS MONSTER KHAOS ENGY+JUICE	[***]
133108	16OZCAN6X4PK MONSTER LOCARB ENERGY	[***]
133109	16OZCAN6X4PK MONSTER ENERGY	[***]
133129	16OZCAN1X24LS MONSTER ENERGY	[***]
133131	16OZCAN1X24LS MONSTER LO CARB ENGY	[***]
133132	16OZCAN1X24LS MONSTER ASSAULT ENERGY	[***]
133145	24OZCAN1X12LS MONSTER MEGA ENERGY	[***]
133147	24OZCAN1X12LS MONSTER MEGA LO CARB	[***]
133153	16OZCAN6X4PK MONSTER KHAOS ENERGY + JUI	[***]
133168	16OZPET1X24L DR PEPPER	[***]
133169	16OZPET1X24L DIET DR PEPPER	[***]
133251	12OZCAN2X12FRDGPK DR PEPPER CHERRY	[***]
133255	20OZPET1X24L DR PEPPER CHERRY	[***]
133257	12OZCAN2X12FRDGPK DT DR PEPPER CHERRY	[***]
133259	12OZPET1X24PK COCA COLA CLASSIC	[***]
133260	12OZPET1X24PK DT COKE	[***]
133475	20OZPET1X24L DIET DR PEPPER CHERRY	[***]
133762	12OZPET3X8PK CLASSIC	[***]
133763	12OZPET3X8FRDGPK DT COKE	[***]
133764	12OZPET3X8FRDGPK CF DT COKE	[***]
133765	12OZPET3X8PK COCA-COLA ZERO	[***]
133766	12OZPET3X8PK SPRITE	[***]
134166	12OZPET3X8FRDGPK SPRITE ZERO	[***]
134212	2LPET1X8LS CNTR CHERRY COKE ZERO	[***]
134338	2LPET1X8LS FANTA ORANGE ZERO	[***]
134386	500MLPET1X32PK DASANI	[***]
134402	2LPET1X8LS CNTR DR PEPPER CHERRY	[***]
134501	12OZPET3X8PK DR PEPPER	[***]
134837	32OZPET1X15LWM PWA ZERO ORANGE	[***]
134838	32OZPET1X15LWM PWA ZERO LEMON LIME	[***]
134846	12OZNRG1X24PK FANTA ORANGE MEX	[***]
134847	2LPET1X8LS DT DR PEPPER CHERRY	[***]
134848	20OZPET1X24L FTA ZERO ORANGE	[***]
134923	15OZCAN1X12LS JAVA MONSTER IRISH	[***]
134926	15OZCAN1X12LS JAVA MONSTER MEAN BEAN	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

134929	15OZCAN1X12LS JAVA MONSTER LOCA MOCHA	[***]
135177	12OZPET3X8PK DT DR PEPPER	[***]
135239	1LPET2X6PK GLACEAU SMARTWATER	[***]
135245	7.5OZCAN3X8PK CLASSIC	[***]
135246	7.5OZCAN3X8PK COCA COLA ZERO	[***]
135247	7.5OZCAN3X8PK DIET COKE	[***]
135248	7.5OZCAN3X8PK SPRITE	[***]
135249	16.9OZPET4X6PK GOLD PEAK SWEET TEA	[***]
135250	16.9OZPET4X6PK GOLD PEAK DIET TEA	[***]
135251	16OZCAN1X12LS FULL THROTTLE RED BERRY	[***]
135277	7.5OZCAN3X8PK DR PEPPER	[***]
135278	7.5OZCAN3X8PK DT DR PEPPER	[***]
135279	7.5OZCAN3X8PK FANTA ORANGE	[***]
135287	7.5OZCAN3X8PK SPRITE ZERO	[***]
135333	18.5OZPET1X12LWM GP SWEET TEA	[***]
135334	18.5OZPET1X12LWM GP DIET TEA	[***]
135335	18.5OZPET1X12LWM GP SWEET LEMON TEA	[***]
135336	18.5OZPET1X12LWM GP GREEN TEA	[***]
135337	18.5OZPET1X12LWM GP UNSWEET TEA	[***]
135450	12OZPET3X8PK DASANI	[***]
135478	10.1OZPET1X12L TUM-E YUMIES ORG-ARIFIC	[***]
135479	10.1OZPET1X12L TUM-E YUMIES VERY BRY BLU	[***]
135481	10.1OZPET1X12L TUM-E YUMIE GRNTSTIC APLE	[***]
135482	10.1OZPET1X12L TUM-E YUMIES SOURSTNL RSP	[***]
135565	16OZCAN1X24LS FULL THRTL BLUE AGAVE	[***]
135573	32OZPET1X15LWM PADE WHITE CHERRY	[***]
135589	10.1OZPET1X12L TUM-E YUMIE FRTABULS PNCH	[***]
136106	20OZPET1X24LWM GLACEAU VITWTR ZERO XXX	[***]
136107	20OZPET1X24LWM GLACEAU VW SQUEEZED ZERO	[***]
136108	20OZPET1X24LWM GLACEAU VITWTR ZERO RISE	[***]
136109	20OZPET1X24LWM GLACEAU VTWR ZERO GO-GO	[***]
136494	16OZCAN1X12LS NOS LOADED CHERRY ENERGY	[***]
136525	16.9OZPET1X12L HONEST TEA HALF&HALF LE	[***]
136677	2.7LBPWDR1X12LS PWA MTN BLAST PWDR	[***]
136793	16OZCAN2X10PK MONSTER ENERGY	[***]
136794	16OZCAN2X10PK MONSTER ENERGY LO CARB	[***]
137072	1.25LPET1X12LS CLASSIC	[***]
137073	1.25LPET1X12LS DIET COKE	[***]
137074	1.25LPET1X12LS COKE ZERO	[***]
137075	1.25LPET1X12LS SPRITE	[***]
137076	1.25LPET1X12LS FANTA ORANGE	[***]
137113	16OZCAN6X4PK MONSTER ABSOLUTELY ZERO	[***]
137325	2.0OZPET1X12L WORX EXTRA STRENGTH CITRS	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

137400	16OZCAN1X24LS MONSTER ABSOLUTELY ZERO	[***]
137699	15OZCAN1X12LS JAVA MONSTER VANILLA LIGHT	[***]
137700	15OZCAN1X12LS JAVA MONSTER KONA BLEND	[***]
137763	32OZPET1X15LWM PA ZERO FRUIT PUNCH	[***]
137765	20OZPET1X24LWM GLAC VW ZRO GLOW	[***]
137799	20OZPET3X8PKWM PA ZERO FRUIT PUNCH	[***]
137830	16.9OZPET1X12LWM FUZE SLNDRZ CRBRY RSBR	[***]
137831	16.9OZPET1X12LWM FUZE SLNDRZE STBRY MLN	[***]
137832	16.9OZPET1X12LWM FUZE SLNDRZ BLBRY RASB	[***]
137833	16.9OZPET1X12LWM FUZE SLNDRZE TROPL PU	[***]
137836	16.9OZPET1X12LWM FUZE PEACH MANGO	[***]
137837	16.9OZPET1X12LWM FUZE BANANA COLADA	[***]
137849	12OZCAN2X12FRDGPK DR PEPPER TEN	[***]
137863	12OZCAN2X12FRDGPK MELLO YELLO ZERO FRG	[***]
137875	20OZPET1X24L DR PEPPER TEN	[***]
137876	2LPET1X8LS CNTR DR PEPPER TEN	[***]
137896	20OZPET1X24L MELLO YELLO ZERO	[***]
137910	16OZPET1X24L CNTR CHERRY COKE	[***]
138036	15.5OZCAN1X24LS MONSTER REHAB TEA LMNADE	[***]
138037	15.5OZCAN6X4PK MONSTER REHAB TEA LMNADE	[***]
138045	5OZNRG1X24LS MONSTER ENG M-3 SUPR CONC	[***]
138083	1.25LPET1X12LS DR PEPPER	[***]
138084	1.25LPET1X12LS DT DR PEPPER	[***]
138319	23OZCAN1X12LS MONSTER REHAB TEA LMNADE	[***]
138320	24OZCAN1X12LS MONSTER ENGY ABSLTLY ZERO	[***]
138343	12OZCAN1X20PK DR PEPPER CHERRY	[***]
138344	12OZCAN1X24PK DR PEPPER CHERRY	[***]
138563	15.5OZCAN1X24LS MONSTER REHAB GREEN TEA	[***]
138564	15.5OZCAN1X24LS MONSTER REHAB ROJO TEA	[***]
138582	15.5OZCAN6X4PK MONSTER REHAB ROJO TEA	[***]
142716	16.9OZPET4X6PK GLA VTWTR XXX	[***]
142717	16.9OZPET4X6PK GLA VTWTR POWER C	[***]
142718	16.9OZPET4X6PK GLA VTWTR REVIVE	[***]
142719	16.9OZPET4X6PK GLA VTWTR ZERO XXX	[***]
142720	16.9OZPET4X6PK GLA VTWTR ZERO SQUEEZED	[***]
142721	16.9OZPET4X6PK GLA VTMNWTR ZERO RISE	[***]
143857	15.5OZCAN2X10PK MONSTER REHAB TEA LMNADE	[***]
143893	16.9OZPET1X12L HONEST TEA ORGN NOT 2 SWT	[***]
143900	16OZCAN2X10PK MONSTER ABSOLUTELY ZERO	[***]
143911	16.9OZNRG1X12LS MONSTER ENERGY UBRMNSTER	[***]
143932	18.5OZPET1X12LWM GP LEMONADE TEA	[***]
144088	16OZCAN1X24LS FANTA ORANGE	[***]
144089	16OZCAN1X24LS SPRITE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

144163	15.5OZCAN1X24LS MONSTER REHAB ORANGEADE	[***]
144169	12OZPET2X12PKWM PWA MTN BERRY BLAST	[***]
144170	12OZPET2X12PKWM PWA FRT PNCH	[***]
144171	450MLPET1X24L MMAID STRBRY PASSION JTG	[***]
144172	450MLPET1X24L MMAID FRUIT PUNCH JTG	[***]
144207	1.26LBPWDR1X8LS PADE FRT PUNCH PWDR	[***]
144208	1.22LBPWDR1X8LS PAE MTN BERRY BLAST PWDR	[***]
144630	1LPET1X12L FUZE ICE TEA LEMON	[***]
144632	1LPET1X12L FUZE HALF TEA HALF LEMONADE	[***]
144633	1LPET1X12L FUZE BERRY PUNCH	[***]
144634	1LPET1X12L FUZE STRAWBERRY LEMONADE	[***]
144651	14OZPET1X12L ZICO NATURAL COCONUT WATER	[***]
144653	11.2OZPET1X12L ZICO NATURAL COCNT WTR	[***]
144659	14OZPET1X12L ZICO CHOCOLATE	[***]
144671	BIB/2.5 FUZE TEA UNSW (5.50+1)	[***]
144675	BIB/2.5 FUZE TEA RASB (5.50+1)	[***]
144679	BIB/2.5 GOLD PEAK RSP (5.50+1)	[***]
144828	11.5OZPET1X12L CORE POWER CHOCOLATE 20G	[***]
144829	11.5OZPET1X12L CORE POWER STWBY BANA 20	[***]
144830	11.5OZPET1X12L CORE POWER CHOCOLATE 26G	[***]
144831	11.5OZPET1X12L CORE POWER VANILLA 26G	[***]
144864	500MLPET4X6PK MELLO YELLO HC	[***]
144866	20OZPET1X24L FUZE ICED TEA LEMON	[***]
144868	20OZPET1X24L FUZE ICD TEA STRBY RDTEA	[***]
144873	1.9OZPET1X6PK DASANI DROPS STRAWBRY KIWI	[***]
144874	1.9OZPET1X6PK DASANI DROPS PINK LEMONADE	[***]
144875	1.9OZPET1X6PK DASANI DROPS PAPLE COCONUT	[***]
144876	1.9OZPET1X6PK DASANI DROPS MIXED BERRY	[***]
145098	500MLPET4X6PK GLACEAU SMARTWATER	[***]
145104	16OZCAN1X24LS MONSTER DUB BALLERS BLEND	[***]
145105	16OZCAN1X24LS MONSTER ZERO ULTRA	[***]
145106	15OZCAN1X12LS JAVA MNSTR KONA CAPPUCCINO	[***]
145126	12OZCAN1X12LS MONSTER EX STR BLAK ICE-KO	[***]
145127	12OZCAN1X12LS MONSTER EX STR ANTI GRVTY	[***]
145128	12OZCAN1X12LS MONSTER EX STR SUPR DRY-KO	[***]
145158	2LPET1X8LS FUZE ICED TEA LEMON	[***]
145159	2LPET1X8LS FUZE ICEDT STRAWBERY RED TEA	[***]
145160	12OZCAN2X12FRDGPK FUZE ICED TEA LMN	[***]
145161	12OZCAN2X12FRDGPK FUZE DT ICD TE LMN BK	[***]
145170	12OZCAN2X12FRDGPK FUZE ICD STRBY RED	[***]
145171	12OZCAN2X12FRDGPK FUZE HLF TE HLF LMNADE	[***]
145188	20OZPETWM1X24L GLAC VITWTRZRO PWRC	[***]
145206	20OZPETWM1X24L GLAC VITWTRZRO REVIVE	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

145235	12OZNRG4X6PK CLASSIC MEXICO	[***]
145277	16OZCAN1X24LS DIET COKE	[***]
145278	16OZCAN1X24LS DR PEPPER	[***]
145281	16OZCAN1X24LS MONSTER DUB MAD DOG	[***]
145309	1LTETRA1X12L ZICO CHOCOLATE	[***]
145388	16OZCAN6X4PK MONSTER ZERO ULTRA	[***]
145482	12OZPET2X12PKWM PADE ZERO MXED BERRY	[***]
145483	12OZPET2X12PKWM PADE ORANGE	[***]
145484	12OZPET2X12PKWM PADE GRAPE	[***]
145491	12OZPET3X8PKWM GLACEAU VW ESSENTIAL	[***]
145493	12OZPET3X8PKWM GLACEAU VW XXX	[***]
145496	12OZPET3X8PKWM GLACEAU VW SQUEEZED	[***]
145822	2LPET1X8LS MMAID PEACH	[***]
145841	16OZCAN2X10PK MONSTER ZERO ULTRA	[***]
145842	8OZCAN2X12PK MONSTER ZERO ULTRA	[***]
145909	20OZPET1X24LWM GLACEAU VW SQUEEZED	[***]
145911	16.9OZPET1X12L GLA FRTWTR WTRMLN PNCH	[***]
145913	16.9OZPET1X12L GLA FRTWTR BLCK RSPBRY	[***]
145915	16.9OZPET1X12L GLA FRTWTR LEMON LIME	[***]
145917	16.9OZPET1X12L GLA FRTWTR ORNG MNGO	[***]
145919	16.9OZPET1X12L GLA FRTWTR STRWBY KIWI	[***]
145929	15.5OZCAN1X24LS MNSTR REHAB PINK LMNADE	[***]
145930	14OZPET1X12L ZICO PINEAPPLE COCONUT WAT	[***]
145932	12OZCAN4X6PK FULL THROTTLE	[***]
145962	7.5OZCAN2X12PK MONSTER REHAB TEA LMNADE	[***]
145963	8OZCAN2X12PK MONSTER LO CARB ENERGY	[***]
145964	8OZCAN2X12PK MONSTER ENERGY	[***]
145965	8OZCAN2X12PK MONSTER ABSOLUTELY ZERO	[***]
145967	32OZPET1X15LWM PADE MELON	[***]
145978	22OZPET1X12L NOS ACTIVE FRUIT PUNCH	[***]
145984	1.9OZPET1X6PK DASANI DROPS CHERRY POM	[***]
145985	1.9OZPET1X6PK DASANI DROPS GRAPE	[***]
145996	12OZCAN4X6PK NOS ENERGY	[***]
145998	16OZCAN1X12LS NOS ZERO	[***]
146042	2LPET1X8LS SEAGRAMS GINGER ALE (REFOM)	[***]
146044	10OZNRG4X6PK SEAGRAMS GINGER ALE (REFOM)	[***]
146045	1LPET1X12L SEAGRAMS GINGER ALE (REFOM)	[***]
146048	20OZPET1X24L SEAGRAMS GINGER ALE (REFOM)	[***]
146125	12OZCAN2X12FRDGPK SG GINGER ALE (REFOM)	[***]
146128	7.5OZCAN3X8PK SEAGRAMS GINGERALE (REFOM)	[***]
146206	BIB/2.5 SEAGRAMS GINGR ALE (REFOM)	[***]
146287	3OZPET1X6PK PA ZERO DROPS MTN BERRY BLST	[***]
146288	3OZPET1X6PK PA ZERO DROPS FRUIT PUNCH	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

146289	3OZPET1X6PK PA ZERO DROPS ORANGE	[***]
146294	23OZCAN1X12L PEACE TEA LEMON SWT NPP	[***]
146295	23OZCAN1X12L PEACE TEA CADDY SHACK NPP	[***]
146296	23OZCAN1X12L PEACE TEA GREEN TEA NPP	[***]
146297	23OZCAN1X12L PEACE TEA RAZZLEBERRY NPP	[***]
146300	16OZCAN1X24LS MONSTER ENGY ULTRA BLUE	[***]
146301	15OZCAN1X12L MONSTER MUSCLE CAFÉ LATTE	[***]
146302	15OZCAN1X12L MONSTER MUSCLE CHOC SHAKE	[***]
146303	15OZCAN1X12L MONSTER MUSCLE VANILLA WHIP	[***]
146336	16OZCAN1X24L MELLO YELLO	[***]
146533	12OZCAN2X12FRDGPK CF COCA-COLA ZERO	[***]
146536	2LPET1X8LS CNTR CF COKE ZERO	[***]
146676	11.5OZPET1X12L CORE POWER BANANA 26G	[***]
146727	12OZCAN4X6PK CLASSIC PB	[***]
146728	12OZCAN4X6PK DT COKE PB	[***]
146729	12OZCAN4X6PK COCA-COLA ZERO PB	[***]
146730	12OZCAN4X6PK SPRITE PB	[***]
146731	12OZCAN4X6PK FANTA ORANGE PB	[***]
146732	12OZCAN4X6PK DR PEPPER PB	[***]
146733	12OZCAN4X6PK DT DR PEPPER PB	[***]
146770	16OZCAN6X4PK MONSTER ENERGY ULTRA BLUE	[***]
146771	16OZCAN1X24LS MONSTER ENERGY ULTRA RED	[***]
146772	15OZCAN6X4PK MONSTER MUSCLE CHOC SHKE	[***]
146773	15OZCAN6X4PK MONSTER MUSCLE VAN WHIP	[***]
146797	15OZCAN6X4PK MONSTER MUSCLE PNT BTR CUP	[***]
146817	64OZPET1X8LS GP SWT BLK T	[***]
146858	16OZCAN1X24L COCA-COLA THERMO P1	[***]
146871	16OZCAN1X12LS NOS CHARGED CITRUS ZERO	[***]
146875	12OZNRG1X24LS FANTA STRAWBERRY MEX	[***]
146877	12OZNRG1X24LS FANTA PINEAPPLE MEX	[***]
146879	12OZNRG1X24PK FANTA GRAPE MEX	[***]
146881	12OZNRG1X24PK FANTA STRAWBERRY MEX	[***]
146883	12OZNRG1X24PK FANTA PINEAPPLE MEX	[***]
146886	15.5OZCAN6X4PK MONSTER REHAB PINK LMNAD	[***]
146937	15OZCAN1X12L MONSTER MUSCLE STRBY SHAKE	[***]
146960	15.2OZPETX24L MMAID TROPICAL BLEND	[***]
146962	15.2OZPETX24L MMAID BERRY BLEND	[***]
146980	16OZCAN1X24L COCA-COLA ZERO	[***]
146982	16OZCAN1X24L DR PEPPER DT	[***]
147002	3OZPET1X6PK GLACEAU VWZ XXX DROPS	[***]
147003	3OZPET1X6PK GLACEAU VWZ RISE DROPS	[***]
147004	3OZPET1X6PK GLACEAU VWZ SQUEEZED DROPS	[***]
147005	3OZPET1X6PK GLACEAU VWZ REVIVE DROPS	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

147038	19.2OZCAN1X24LS SPRITE	[***]
147040	19.2OZCAN1X24LS DR PEPPER	[***]
147080	19.2OZCAN1X24LS COCA-COLA	[***]
147091	16.9OZPET1X12L GLACEAU FW FIZZY LEMONADE	[***]
147093	16.9OZPET1X12L GLACEAU FW TROP PINEAPPLE	[***]
147095	1.9OZPET1X6PK MM LEMONADE DROPS	[***]
147096	1.9OZPET1X6PK MM RASP L-ADE DROPS	[***]
147097	1.9OZPET1X6PK MM FRUIT PUNCH DROPS	[***]
147098	1.9OZPET1X6PK MM MANGO TROPICAL DROPS	[***]
147099	12OZCAN2X12PKFRDGPK DASANI SPKLG LIME	[***]
147101	12OZCAN2X12PKFRDGPK DASANI SPKLG BERRY	[***]
147103	12OZCAN2X12PKFRDGPK DASANI SPKLG LEMON	[***]
147105	12OZCAN2X12PKFRDGPK DASANI SPKLG APPLE	[***]
147157	20OZPET1X24LS SPRITE 6 MIX	[***]
147161	19.2OZCAN1X24LS SPRITE 6 MIX	[***]
147198	18.6OZCAN1X12LS MONSTER ENERGY IMPORT	[***]
147201	32OZPET1X15LSWM PA TROPICAL MANGO	[***]
147213	64OZPET1X8LS GP BLACK TEA UNSWEETND	[***]
147246	16OZCAN1X12LS NOS CHARGED CITRUS	[***]
147291	23OZCAN1X12LS PEACE TEA PINK LEMONAD	[***]
147292	23OZCAN1X12LS PEACE TEA SNOBERRY	[***]
147293	23OZCAN1X12LS PEACE TEA GA PEACH	[***]
147294	23OZCAN1X12LS PEACE TEA TEX STL SWT	[***]
147306	12OZCAN2X12FRDGPK DR PEPPER VAN FLOAT	[***]
147307	2LPET1X8LS DR PEPPER VANILLA FLOAT	[***]
147310	16OZCAN6X4PK MONSTER ENERGY ULTRA RED	[***]
147313	11.5OZCAN1X12LS GLAC VW ENGY STRBY LIME	[***]
147315	11.5OZCAN1X12LS GLAC VW ENGY BRY PUNCH	[***]
147317	11.5OZCAN1X12LS GLAC VW ENGY ORNG MNGO	[***]
147319	11.5OZCAN1X12LS GLAC VW ENGY RBRY CTRS	[***]
147322	24OZCAN1X12LS MONSTER ZERO ULTRA	[***]
147469	12OZNRG2X12PK COKE CLASSIC MEXICAN P1	[***]
147472	22OZPET1X12L NOS CHARGED CITRUS	[***]
147501	23OZCAN1X12LS PEACE TEA VIVA MANGO	[***]

Dunnage Items

All Items are refundable with the exception of CHEP and PECO Pallets. The price of CHEP and PECO pallets are reflective of the internal rental fee paid by CCR. This is a non-refundable fee that will be reflected on your invoice. Please ensure you are set-up on the CHEP/PECO system, so that we can properly relieve our books to avoid higher lost pallet costs.

Material #	Description	Price ($/unit)

100004	Pallets Cap & Strap	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

100006	Pallet Cap & Strap Full	[***]
100007	Pallet Top Sheet	[***]
100012	Airbag	[***]
100039	Scale Pallet	[***]
100040	CPC Scale Pallet	[***]
100233	Shells 2L8/Plastic	[***]
100234	Shells 2L6	[***]
100237	Shells 16/20/24/600ML	[***]
100238	Shells .5L/355ML/12OZ	[***]
100239	Shells 1LT 12 Pocket	[***]
134532	Shells 12OZ PET 8PK	[***]
100265	Premix Tanks	[***]
100267	Pallets Reg	[***]
100269	Pallets w/Dep	[***]
100272	Pallets 40x48 Red Tip	[***]
114390	Chep Pallets (Blue)	[***]
146994	Heat Treated Chep Pallets	[***]
118257	Pallets Mini (OFS)	[***]
118381	Pallets 40x48 Reg	[***]
123588	Peco Pallets (Red)	[***]
124351	Sale Pallet Plastic	[***]
404356	Pallets Plastic 37X37	[***]
104633	CO2 Filling 20 lb	[***]
100252	CO2 Cylinder	[***]
104633	CO2 Cylinder + Filling 20 lb	[***]

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT B

Transfer Price Methodology

1.	The Transfer Price for Products is based upon CCR’s national system weighted average fully-burdened cost to produce the Products, calculated as follows:

Transfer Price

=

[***]

+

[***]

+

[***]

2.	CCR will establish (or reset) the Transfer Price annually on January 1. The new Transfer Price will reflect year over year changes in all cost components. Any adjustments to the Transfer Price will be communicated to Bottler (by mail to a Bottler-defined representative) with a minimum of 45 days’ prior notice.

3.	If the [***] for a calendar year increase compared to the immediately preceding calendar year at a rate greater than the percent change over such year in the seasonally adjusted Civilian Employment Cost Index as published by the US Bureau of Labor Statistics, then upon written request from Bottler, CCR will, to the extent permitted by law, engage in good faith discussions with Bottler regarding the reasons for such increase.

4.	Purchase Price Variances and material usage variances will be reconciled at year end, except as provided for Trimester Adjustments in Paragraph 5 of this Exhibit B. “Purchase Price Variance” means any variance between (i) the Transfer Price established on January 1 (as may be adjusted through Trimester Adjustments), and (ii) the actual costs incurred by CCR to produce the Products during the year. CCR will provide Bottler with an interim report on Purchase Price Variances and material usage variances on a quarterly basis, for informational purposes only, but the reconciliation will occur within 120 days following year end. If the actual [***] incurred by CCR during the year and included in the year-end reconciliation exceed the [***] included in the Transfer Price established on January 1, then CCR will, to the extent permitted by law, provide an explanation for such increase in [***] to Bottler once the year-end reconciliation results are completed.

5.	Transfer Price may be adjusted by CCR (a “Trimester Adjustment”) during the year on May 1 and September 1 (each, a “Trimester Adjustment Date”). If CCR’s costs for any of the components shown in the table below change by more than the amounts indicated in the table below as of a Trimester Adjustment Date, then a Trimester Adjustment will be made:

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

B-1

Component	May 1	September 1
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.	If the change in CCR’s costs for a component is within the range specified above on the applicable Trimester Adjustment Date, then no adjustment will be made on the date indicated. If the change in CCR’s costs for a component is outside of the range specified above on the applicable Trimester Adjustment Date, then the adjustment to the Transfer Price will be made and will reflect the full value of the variance for the remaining annual volume. No Trimester Adjustments will be made for any pricing components other than [***]. CCR may, in its discretion, adjust the cost ranges specified in the table above as Expanding Participating Bottler volume produced by CCR increases.

7.	[***].

8.	[***] will be taken into account in establishing the Transfer Price annually, subject to annual reconciliation as part of the Purchase Price Variance process provided for in Paragraph 6 of this Exhibit B.

9.	The Transfer Price charged to Bottler for each Product under this Agreement [***].

10.	Bottler will be entitled to [***].

11.	CCR will apply a handling fee to less than full pallet orders, as specified in Exhibit A.

12.	Bottler will pay CCR a deposit equal to CCR’s standard rate, as stated in Exhibit A, for shells, pallets, and C02 containers (CCR to maintain ownership of the C02 containers), which will be refunded to Bottler when returned.

13.	Third Party Audit Process:

a.	Prior to execution of this Agreement, Company engaged [a certified public accounting firm jointly selected by CCR and Expanding Participating Bottlers], and provided such accounting firm with the elements of the Transfer Price calculation methodology set forth in Paragraph 1 of this Exhibit B (including a line item break down of cost components and additional information as reasonably requested by such accounting firm) for each SKU.

b.	Such accounting firm has confirmed to Bottler that the Transfer Price for each SKU indicated on Exhibit A as of the date of execution of this Agreement has been established in accordance with the methodology.

c.	CCR will engage such accounting firm (or another “Big Four” certified public accounting firm jointly selected by CCR and Expanding Participating Bottlers) to certify annually the Transfer Price methodology has been complied with and that SKU prices have been correctly charged to Bottler. The costs of such annual certification will be included as a cost of the finished goods being supplied by CCR to Expanding Participating Bottlers hereunder. CCR will provide the audit firm with the books, records and access reasonably required by the audit firm in order to determine if CCR has set pricing for Product SKUs in accordance with the pricing methodologies set forth Paragraph 1 of this Exhibit B.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

B-2

Exhibit C

SKU Primary & Secondary Production Locations / Pallet & Shell Versions

Johnson City
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
100278	12ZCN4X6P COCA-COLA	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
100281	12ZCN4X6P DT COKE	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
100287	12ZCN4X6P SPRITE	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
100722	12ZCN24P COCA-COLA	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
100724	12ZCN24P DT COKE	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
100933	12ZCN20P COCA-COLA	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
100935	12ZCN20P DT COKE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
100937	12ZCN20P SPRITE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
101728	20ZPTX24 PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
102579	20ZPTX24 CF DT COKE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
102752	20ZPTX24 PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
103029	20ZPTX24 SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	42	N/A	3x3 PALLETS
103172	8ZNR4X6P COCA-COLA	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
103326	1LPT2X6P EVIAN MNRL WTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
103369	1LPTX12 EVIAN MNRL WTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
103769	500MLPT4X6P EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	MISSING	0	N/A	0
103895	2.5GBIBX1 HI-C PNK LMNAD	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104139	2.5GBIBX1 MELLO YELLO	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104148	2.5GBIBX1 HI-C FRT PNCH	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104235	2.5GBIBX1 BQ RTBEER	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104239	2.5GBIBX1 PA MTN BLST	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104633	20LBCYLX1 CO2 FU#2	9191	Cleveland TN Production	9191	Cleveland TN Production	R	16	N/A	3x3 PALLETS
109147	2.5GBIBX1 MM LMNAD	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
112260	1LPTX12 DAS	9164	College Park GA Production	9281	Jacksonville FL Production	R	55	N/A	3x3 PALLETS
112795	500MLPT4X6P DAS	9106	CONSOLIDATED CCBC ROANOKE	9106	CONSOLIDATED CCBC ROANOKE	R	56	N/A	PALLETS PLASTIC 37X37
113141	2.5GBIB X1 MM ORC BST ORG BLND	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
113143	2.5GBIB X1 MM ORC BST CRNBY	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
114756	20ZPTX24 FA ORNG	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
114929	500MLPT2X12P DAS	9106	Montgomery AL Production	9106	Montgomery AL Production	R	56	N/A	PALLETS PLASTIC 37X37
115304	20ZPTX24 MM LMNAD	9193	Cleveland TN Production 2	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
115468	2.5GBIBX1 PIBB XTRA	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
115583	12ZCN2X12P COCA-COLA FP	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
115584	12ZCN2X12P DT COKE FP	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
115585	12ZCN2X12P CF DT COKE FP	9106	CONSOLIDATED CCBC ROANOKE	9106	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
115586	12ZCN2X12P SPRITE FP	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
116015	12ZCN24P FA ORNG	9164	Montgomery AL Production	9164	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116149	12ZCN2X12P BQ RTBEER FP	9106	College Park GA Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116150	12ZCN2X12P MELLO YELLO FP	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
116151	12ZCN2X12P FA ORNG FP	9106	College Park GA Production	9106	College Park GA Production	R	104	N/A	3x3 PALLETS
116153	12ZCN2X12P CF COCA-COLA FP	9106	CONSOLIDATED CCBC ROANOKE	9106	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
116305	12ZCN2X12P CHRY COKE FP	9106	CONSOLIDATED CCBC CHARLOTTE	9106	CONSOLIDATED CCBC CHARLOTTE	R	104	N/A	3x3 PALLETS
116306	12ZCN2X12P DT CHRY COKE FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116307	12ZCN2X12P FRESCA FP	9191	CONSOLIDATED CCBC CHARLOTTE	9191	CONSOLIDATED CCBC CHARLOTTE	R	104	N/A	3x3 PALLETS
116308	12ZCN2X12P BQ DT RTBEER FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116309	12ZCN2X12P PIBB XTRA FP	9164	CONSOLIDATED CCBC ROANOKE	9164	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
116320	12ZCN2X12P MM LMNAD FP	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
116366	500MLPT24P DAS	1014435	HOWARD (MILESBURG) WATER PLANT	1014435	HOWARD (MILESBURG) WATER PLANT	MISSING	0	N/A	0
116456	12ZCN2X12P MM LT LMNAD FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116460	12ZCN2X12P FA SBRY FP	9164	Montgomery AL Production	9164	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116470	12ZCN2X12P FA GRP FP	9164	CONSOLIDATED CCBC ROANOKE	9164	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
116629	20ZPTX24 VAN COKE	9164	College Park GA Production	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
116662	12ZCN2X12P VAN COKE FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
117119	2.5GBIBX1 FA ORNG	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
117687	20ZPTX24 PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
117817	2.5GBIB X1 MMAID LT LEMONADE	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
119311	12ZCN2X12P DT COKE LIM FP	9164	CONSOLIDATED CCBC CHARLOTTE	9164	CONSOLIDATED CCBC CHARLOTTE	R	104	N/A	3x3 PALLETS
119451	16ZCNX24 FULL THR	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
119516	300MLPTX24 DAS	9164	College Park GA Production	8557	Bissonnet TX Production	R	80	N/A	3x3 PALLETS
119702	450MLPTX24 MM JTG APL J	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
119703	450MLPTX24 MM JTG CRNAPL RB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
119706	450MLPTX24 MM JTG CRN GRP	9164	CONSOLIDATED CCBC ROANOKE	9164	CONSOLIDATED CCBC ROANOKE	R	72	N/A	3x3 PALLETS
119707	450MLPTX24 MM JTG ORNG J	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
119791	12ZCN2X12P SPRITE ZRO FP	9106	CONSOLIDATED CCBC ROANOKE	9106	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
119827	20ZPTX24 DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	42	N/A	3x3 PALLETS
121508	12ZCN2X12P DT COKE SPLNDA F	9164	CONSOLIDATED CCBC CHARLOTTE	9164	CONSOLIDATED CCBC CHARLOTTE	R	104	N/A	3x3 PALLETS
121750	12ZCN2X12P COCA-COLA ZRO FP	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
122109	12ZCN2X12P FRESCA PCH FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
122151	2.5GBIBX1 COCA-COLA ZRO	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
122327	12ZCN2X12P FA ORNG ZRO FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
122366	355MLNR24P COCA-COLA MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
123142	2.5GBIB X1 SEAG TONIC	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
123159	12ZCN24P COCA-COLA ZRO SC	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
123367	32ZPTX15 PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123369	32ZPTX15 PA LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123371	32ZPTX15 PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123372	32ZPTX15 PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
124359	12ZCN20P COCA-COLA ZRO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
124384	12ZCN24P SPRITE SC	9191	CONSOLIDATED CCBC ROANOKE	9191	CONSOLIDATED CCBC ROANOKE	R	104	N/A	3x3 PALLETS
124580	10ZPTX24 MM JTG APL J	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
124581	10ZPTX24 MM JTG ORNG J	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
125491	12ZCN2X12P COKE CHRY ZRO FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
125622	20ZPT3X8P PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125623	20ZPT3X8P PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125624	20ZPT3X8P PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125625	20ZPT3X8P PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0

Classified - Confidential

Johnson City
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
126073	32ZPTX15 PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
126583	355MLNRX24 SPRITE MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
127105	500MLPT4X6P COCA-COLA ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	56	N/A	3x3 PALLETS
128037	22ZPTX12 NOS ENGY	9164	College Park GA Production	9084	Tampa FL Production	R	84	N/A	3x3 PALLETS
128259	16ZCNX24 NOS ENGY	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
128404	12ZPET X12 V8 VEG JUICE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128405	12ZPET X12 V8 SPICY HOT JUICE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128407	12ZPET X12 V8 VFSON POM BLBRY JU	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128408	12ZPET X12 V8 VFSON STWBR BAN JU	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128409	16ZPET X12 V8 SPLASH BERRY BLEND	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128410	16ZPET X12 V8 SPLASH STWBRY KIWI	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128411	16OZPET1X12LS V8 SPLASH TROP BLEND	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
128419	2.5GBIBX1 GP GRNT	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
129086	20ZPET X24 GLAC VITWTR DEFENSE	9164	College Park GA Production	9164	College Park GA Production	R	54	N/A	40X48 PALLETS RED TIP
129088	20ZPTX24 GLAC VW ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129089	20ZPTX24 GLAC VW ESNTL.	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129090	20ZPTX24 GLAC VW FOCUS	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129093	20ZPTX24 GLAC VW PWR C	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129095	20ZPTX24 GLAC VW REVIVE	1013065	College Park GA Production	1013065	UNITED CHATTANOOGA	MISSING	0	N/A	0
129097	20ZPTX24 GLAC VW XXX	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129252	1LPTX12 GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129253	1.5LPTX12 GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129254	20ZPTX24 GLAC SMTWTR	9164	CONSOLIDATED CCBC ROANOKE	9164	CONSOLIDATED CCBC ROANOKE	R	60	N/A	3x3 PALLETS
129257	32ZPTX15 GLAC VW REVIVE	1013065	College Park GA Production	1013065	UNITED CHATTANOOGA	MISSING	0	N/A	0
129258	32ZPTX15 GLAC VW PWR C	1013065	College Park GA Production	1013065	UNITED CHATTANOOGA	MISSING	0	N/A	0
129274	20ZPET 12P GLAC VITWTR VARIETY PK	9164	College Park GA Production	9164	College Park GA Production	R	102	N/A	3x3 PALLETS
129294	20ZPTX24 PA SBRY LMNAD	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129295	32ZPTX15 PA SBRY LMNAD	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129308	13.5ZPET X12 COCA-COLA	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
130466	32ZPTX15 PA ZRO SBRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130467	32ZPTX15 PA ZRO GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130468	32ZPTX15 PA ZRO MXD BRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130470	20ZPT3X8P PA ZRO GRP	1013065	UNITED CHATTANOOGA	1013065	UNITED CHATTANOOGA	MISSING	0	N/A	0
130471	20ZPT3X8P PA ZRO MXD BRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130493	16ZCNX24 NOS GRP	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
130629	32ZPTX15 GLAC VW XXX	1013065	College Park GA Production	1013065	UNITED CHATTANOOGA	MISSING	0	N/A	0
132296	700MLPTX24 GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
132394	16ZPTX24 DT COKE	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132398	16ZPTX24 COCA-COLA	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132399	16ZPTX24 COCA-COLA ZRO	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132400	16ZPTX24 SPRITE	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132528	2LPTSX8 CF DT COKE	9163	CONSOLIDATED CCBC ROANOKE	9163	CONSOLIDATED CCBC ROANOKE	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132529	2LPTSX8 CHRY COKE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132530	2LPTSX8 COCA-COLA	9163	CONSOLIDATED CCBC ROANOKE	9163	CONSOLIDATED CCBC ROANOKE	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132531	2LPTSX8 COCA-COLA ZRO	9163	CONSOLIDATED CCBC ROANOKE	9163	CONSOLIDATED CCBC ROANOKE	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132532	2LPTSX8 DT COKE	9163	CONSOLIDATED CCBC ROANOKE	9163	CONSOLIDATED CCBC ROANOKE	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132539	2LPTSX8 SPRITE ZRO	9163	CONSOLIDATED CCBC ROANOKE	9163	CONSOLIDATED CCBC ROANOKE	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132540	2LPTSX8 SPRITE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132541	2LPTSX8 BQ RTBEER	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132542	2LPTSX8 FA GRP	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132543	2LPTSX8 FA ORNG	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132545	2LPTSX8 FRESCA	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132546	2LPTSX8 MELLO YELLO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132551	2LPTSX8 MM LMNAD	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132766	2.5GBIBX1 GP PREM UNSWT T	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
132858	16.9ZPTX12 HA ORGANIC ORNG	9164	College Park GA Production	1422@CCNA	BENDER GROUP	#N/A	#N/A	#N/A	#N/A
132859	16.9ZPTX12 HA ORGANIC POM B	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
132861	16.9ZPTX12 HT ORGANIC HNY G	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133102	16ZCNX24 MNSTR KHAOS ENGY	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
133108	16ZCN6X4P MNSTR LO CARB ENG	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133109	16ZCN6X4P MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133129	16ZCNX24 MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133131	16ZCNX24 MNSTR LO CARB ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133132	16ZCNX24 MNSTR ASSAULT ENGY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
133133	16ZCAN X24 MONSTER M 80 ENGY + JUICE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
133145	24ZCNX12 MEGA MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133147	24ZCNX12 MEGA MNSTR LO CARB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133153	16ZCN6X4P MNSTR KHAOS ENGY	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	#N/A	#N/A	#N/A	#N/A
134837	32ZPTX15 PA ZRO ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
134838	32ZPTX15 PA ZRO LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
134846	355MLNRG 24P FTA ORANGE MEX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
134923	15ZCNX12 JAVA MNSTR IRISH	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
134926	15ZCNX12 JAVA MNSTR MEAN BE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
134929	15ZCNX12 JAVA MNSTR LOCA MO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135239	1LPT2X6P GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135245	7.5ZCN3X8P COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135246	7.5ZCN3X8P COCA-COLA ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135247	7.5ZCN3X8P DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135248	7.5ZCN3X8P SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135249	500MLPT4X6P GP SWT BLK T	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135251	16ZCNX12 FULL THR RED BRY	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
135279	7.5ZCN3X8P FA ORNG	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135333	18.5ZPTX12 GP SWT BLK T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135334	18.5ZPTX12 GP DT T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135335	18.5ZPTX12 GP LMN SWT T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135336	18.5ZPTX12 GP GRNT	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135337	18.5ZPTX12 GP UNSWT BLK T	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135450	12ZPT3X8P DAS	9193	Cleveland TN Production 2	8042	Sandston VA Production	R	72	N/A	3x3 PALLETS
135478	10.1ZPTX12 TUM YUM ORNG-ARI	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135479	10.1ZPTX12 TUM YUM VERY BRY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135481	10.1ZPTX12 TUM YUM GRNST AP	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135482	10.1ZPTX12 TUM YUM SOURSTNL	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0

Classified - Confidential

Johnson City
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
135565	16ZCNX24 FULL THR BLU AG	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
135573	32ZPTX15 PA WHT CHRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135589	10.1ZPTX12 TUM YUM FRTABULS	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136106	20ZPTX24 GLAC VWZ XXX	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136107	20ZPTX24 GLAC VWZ SQZD	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136108	20ZPTX24 GLAC VWZ RISE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136109	20ZPTX24 GLAC VWZ GO GO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136494	16ZCNX12 NOS LOADED CHRY EN	9193	Cleveland TN Production 2	7830	Portland IN Production	R	160	N/A	40X48 PALLETS RED TIP
136525	16.9ZPTX12 HT ORGANIC HLF T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136793	16ZCN2X10P MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136794	16ZCN2X10P MNSTR LO CARB EN	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137072	1.25LPTSX12 COCA-COLA	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137073	1.25LPTSX12 DT COKE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137074	1.25LPTSX12 COCA-COLA ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137075	1.25LPTSX12 SPRITE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137076	1.25LPTSX12 FA ORNG	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137113	16ZCN6X4P MNSTR ENGY ABS ZR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137325	2ZPTX12 WORX ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
137400	16ZCNX24 MNSTR ENGY ABS ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137699	15ZCNX12 JAVA MNSTR VAN LT	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137700	15ZCNX12 JAVA MNSTR KONA BL	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137763	32ZPTX15 PA ZRO FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137765	20ZPTX24 GLAC VWZ GLOW	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137799	20ZPT3X8P PA ZRO FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137830	16.9ZPTX12 FUZE SLNDRZ CRNB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137831	16.9ZPTX12 FUZE SLNDRZ SBRY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137832	16.9ZPTX12 FUZE SLNDRZ BLUB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137833	16.9ZPTX12 FUZE SLNDRZ TRPC	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137834	16.9ZPTX12 FUZE SLNDRZ POM	9164	College Park GA Production	1014435	COCA-COLA NORTH AMERICA	MISSING	0	N/A	0
137836	16.9ZPTX12 FUZE PCH MNGO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137837	16.9ZPTX12 FUZE BAN COL	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137869	16ZCNX12 NOS CHARGED CTRS	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
137910	16ZPTX24 CHRY COKE	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
138036	15.5ZCNX24 MNSTR REHAB T LM	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	70	N/A	3x3 PALLETS
138037	15.5ZCN6X4P MNSTR REHAB T L	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138045	5ZNRX24 MNSTR ENGY M3 SPR C	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138303	20ZPET 12P GLAC VITWTR ZERO VARIETY PK	9164	College Park GA Production	9164	College Park GA Production	R	102	N/A	3x3 PALLETS
138319	23ZCNX12 MNSTR REHAB T LMNA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138320	24ZCNX12 MNSTR ENGY ABS ZRO	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138563	15.5ZCNX24 MNSTR REHB GRNT	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138564	15.5ZCNX24 MNSTR REHB ROJO	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138582	15.5ZCN6X4P MNSTR REHB ROJO	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
142716	16.9ZPT4X6P GLAC VW XXX	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142717	16.9ZPT4X6P GLAC VW PWR C	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142718	16.9ZPT4X6P GLAC VW REVIVE	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142719	16.9ZPT4X6P GLAC VWZ XXX	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142720	16.9ZPT4X6P GLAC VWZ SQZD	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142721	16.9ZPT4X6P GLAC VWZ RISE	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
143857	15.5ZCN2X10P MNSTR REHAB T	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
143893	16.9ZPTX12 HT ORGANIC NOT T	1013065	College Park GA Production	1013065	BENDER GROUP	MISSING	0	N/A	0
143900	16ZCN2X10P MNSTR ENGY ABS Z	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
143911	16.9ZNRX12 MNSTR ENGY UBERM	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
143932	18.5ZPTX12 GP LMNAD T	9164	CONSOLIDATED CCBC ROANOKE	9164	CONSOLIDATED CCBC ROANOKE	R	72	N/A	3x3 PALLETS
144088	16ZCAN X24 FANTA ORANGE	9193	Cleveland TN Production 2	9193	#N/A	R	60	N/A	3x3 PALLETS
144089	16ZCNX24 SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
144163	15.5ZCNX24 MNSTR REHB ORNGA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
144169	12ZPT2X12P PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144170	12ZPT2X12P PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144171	450MLPTX24 MM SBRY PSN JTG	1014435	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144172	450MLPTX24 MM JTG FRT PNCH	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144207	1.26LBCSTRX8 PA FRT PNCH	1014435	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144208	1.22LBCSTRX8 PA MTN BRY BLS	1014435	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144651	14ZPTX12 ZICO NTRAL CCNT WT	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144652	1LTRAX12 ZICO NTRAL CCNT WT	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144653	11.2ZTRAX12 ZICO NTRAL CCNT	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144659	14ZPTX12 ZICO CHOC	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144675	2.5GBIB X1 FUZE TEA RASB (5.50+1)	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
144828	11.5ZPTX12 CORE PWR CHOC LT	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144829	11.5ZPTX12 CORE PWR SBRY BA	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144830	11.5ZPTX12 CORE PWR CHOC 26	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144831	11.5ZPTX12 CORE PWR VAN 26G	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144866	20ZPTX24 FUZE ICE T LMN	9164	College Park GA Production	9082	Orlando FL Production	R	48	N/A	3x3 PALLETS
144868	20ZPTX24 FUZE ICE T SBRY RE	9164	College Park GA Production	9082	Orlando FL Production	R	48	N/A	3x3 PALLETS
144873	1.9ZPTX6 DAS DRPS SBRY KIWI	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
144874	1.9ZPTX6 DAS DRPS PNK LMNAD	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
144875	1.9ZPTX6 DAS DRPS PAPL CCNT	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
144876	1.9ZPTX6 DAS DRPS MXD BRY	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
145098	500MLPT4X6P GLAC SMTWTR	9164	College Park GA Production	1014435	TAMPA, FL PC SMARTWATER	MISSING	0	0	0
145104	16ZCNX24 MNSTR ENGY DUB BLR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145105	16ZCNX24 MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145106	15ZCNX12 JAVA MNSTR KONA CA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145126	12ZCNX12 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145127	12ZCNX12 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145128	12ZCNX12 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145158	2LPTSX8 FUZE ICE T LMN	9163	College Park GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
145159	2LPTSX8 FUZE ICE T SBRY RED	1013065	College Park GA Production	1013065	New Orleans LA Production	#N/A	#N/A	#N/A	#N/A
145160	12ZCN2X12P FUZE ICE T LMN F	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145170	12ZCN2X12P FUZE ICE T SBRY	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145171	12ZCN2X12P FUZE HLF T HLF L	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145188	20ZPTX24 GLAC VWZ PWR C	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145206	20ZPTX24 GLAC VWZ REVIVE	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145235	355MLNR4X6P COCA-COLA MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0

Classified - Confidential

Johnson City
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
145277	16ZCNX24 DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
145281	16ZCNX24 MNSTR ENGY DUB MAD	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145309	1LTRAX12 ZICO CHOC	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
145388	16ZCN6X4P MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145482	12ZPT2X12P PA ZRO MXD BRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145491	12ZPT3X8P GLAC VW ESNTL	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145493	12ZPT3X8P GLAC VW XXX	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145496	12ZPT3X8P GLAC VW SQZD	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145841	16ZCN2X10P MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145842	8ZCN2X12P MNSTR ZRO ULTRA F	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145909	20ZPTX24 GLAC VW SQZD	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145911	16.9ZPTX12 GLAC FW WTRMLN P	9106	College Park GA Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145913	16.9ZPTX12 GLAC FW BLK RBRY	9106	College Park GA Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145915	16.9ZPTX12 GLAC FW LMN LIM	9106	Montgomery AL Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145917	16.9ZPTX12 GLAC FW ORNG MNG	9106	College Park GA Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145919	16.9ZPTX12 GLAC FW SBRYKIWI	9106	College Park GA Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145929	15.5ZCNX24 MNSTR REHAB PNK	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
145930	14ZPTX12 ZICO PAPL CCNT WTR	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
145932	12ZCN4X6P FULL THR	1013065	College Park GA Production	1013065	CONSOLIDATED CCBC CHARLOTTE	MISSING	0	N/A	0
145962	7.5ZCN2X12P MNSTR REHAB T L	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	#N/A	#N/A	#N/A	#N/A
145963	8ZCN2X12P MNSTR LO CARB ENG	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	#N/A	#N/A	#N/A	#N/A
145964	8ZCN2X12P MNSTR ENGY FP	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145965	8ZCN2X12P MNSTR ENGY ABS ZR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
145967	32ZPTX15 PA MLN	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145984	1.9ZPTX6 DAS DRPS CHRY POM	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
145985	1.9ZPTX6 DAS DRPS GRP	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
145996	12ZCN4X6P NOS ENGY	1013065	College Park GA Production	1013065	CONSOLIDATED CCBC CHARLOTTE	MISSING	0	N/A	0
145998	16ZCNX12 NOS ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
146042	2LPTSX8 SG GALE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146125	12ZCN2X12P SG GALE FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146287	3ZPTX6 PA ZRO DRPS MTN BRY	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146288	3ZPTX6 PA ZRO DRPS FRT PNCH	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146289	3ZPTX6 PA ZRO DRPS ORNG	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146300	16ZCNX24 MNSTR ENGY ULTRA B	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
146301	15ZCNX12 MUSCLE MNSTR COF S	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146302	15ZCNX12 MNSTR MUSCLE CHOC	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146303	15ZCNX12 MNSTR MUSCLE VAN W	9164	CONSOLIDATED CCBC ROANOKE	9164	CONSOLIDATED CCBC ROANOKE	R	133	N/A	3x3 PALLETS
146533	12ZCN2X12P COCA-COLA ZRO CF	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146536	2LPTSX8 COCA-COLA ZRO CF	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146676	11.5ZPTX12 CORE PWR BAN 26G	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
146717	12ZCAN SLK 4X6P PB DT COKE PR1	9164	College Park GA Production	9164	College Park GA Production	R	91	N/A	3x3 PALLETS
146770	16ZCN6X4P MNSTR ENGY ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146771	16ZCNX24 MNSTR ENGY ULTRA R	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146858	16ZCNX24 COCA-COLA CHILL P1	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
146886	15.5ZCN6X4P MNSTR REHAB PNK	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146937	15ZCNX12 MNSTR MUSCLE STBY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146980	16ZCAN X24 COCA-COLA ZERO	9193	Cleveland TN Production 2	9193	#N/A	R	60	N/A	3x3 PALLETS
100283	12ZCN4X6P CF DT COKE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
100304	12ZCN4X6P FA ORNG	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
100725	12ZCN24P CF DT COKE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100733	12ZCN24P MELLO YELLO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
101998	1LPTX12 SPRITE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
102748	20ZPTX24 BQ RTBEER	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
102751	20ZPTX24 PA LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
102759	20ZPTX24 CHRY COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	42	N/A	3x3 PALLETS
102879	10ZNR 4X6P SEAG TONIC	9163	Marietta GA Production	9163	Marietta GA Production	R	64	N/A	3x3 PALLETS
102881	10ZNR 4X6P SEAG CLUB SODA	9163	Marietta GA Production	9163	Marietta GA Production	R	64	N/A	3x3 PALLETS
102979	1LPTX12 DT COKE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
103173	8ZNR4X6P DT COKE	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
103174	8ZNR4X6P SPRITE	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
103331	1LPTX12 SG CLB SODA	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103332	1LPTX12 SG TONIC	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103370	1.5LPTX12 EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	#N/A	#N/A	#N/A	#N/A
103410	330MLPT4X6P EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	#N/A	#N/A	#N/A	#N/A
103503	1LPTX12 COCA-COLA	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
103936	5GBIBX1 COCA-COLA	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103938	5GBIBX1 DT COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103944	5GBIBX1 SPRITE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104135	2.5GBIB X1 PADE FRUIT PUNCH	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
113146	2.5GBIB X1 MM ORC BST PINAPPLE	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
115313	20ZPTX24 FA GRP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
116663	20ZPTX24 PIBB XTRA	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
117577	12ZCN2X12P TAB FP	9164	CONSOLIDATED CCBC CHARLOTTE	9164	CONSOLIDATED CCBC CHARLOTTE	R	104	N/A	3x3 PALLETS
119256	12ZCN20P FA ORNG	9164	College Park GA Production	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
121039	20ZPTX24 DAS LMN	9164	College Park GA Production	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
121939	20ZPTX24 DAS SBRY	9164	College Park GA Production	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
122360	355MLNRG X24 CLASSIC MEX COKE	9164	College Park GA Production	9164	College Park GA Production	R	60	N/A	CHEP PALLETS (BLUE)
123292	20ZPTX24 PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125492	20ZPTX24 COKE CHRY ZRO	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
125681	20ZPT3X8P PA LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
126582	355MLNRG X24 FTA ORANGE MEX	9164	College Park GA Production	9164	College Park GA Production	R	60	N/A	3x3 PALLETS
128401	12ZCN24P SPRITE ZRO SC	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
132527	2LPTSX8 CF COCA-COLA	9163	CONSOLIDATED CCBC ROANOKE	9163	CONSOLIDATED CCBC ROANOKE	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132544	2LPETS X8 MG FANTA STRWBRY	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132547	2LPTSX8 PIBB XTRA	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132838	2.5GBIBX1 GP SOUTHERN STYLE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
132862	16.9ZPTX12 HT ORGANIC PCH W	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
134166	12ZPT3X8P SPRITE ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	72	N/A	3x3 PALLETS
134848	20ZPTX24 FA ORNG ZRO	9106	College Park GA Production	9106	College Park GA Production	R	42	N/A	3x3 PALLETS
135287	7.5ZCN3X8P SPRITE ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
137863	12ZCN2X12P MELLO YELLO ZRO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
137896	20ZPTX24 MELLO YELLO ZRO	9164	College Park GA Production	9164	College Park GA Production	R	42	0	3x3 PALLETS

Classified - Confidential

Johnson City
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
144630	1LPTX12 FUZE ICE T LMN	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
144632	1LPTX12 FUZE HLF T HLF LMNA	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
144633	1LPTX12 FUZE BRY PNCH	1013065	College Park GA Production	1013065	Tampa FL Production	#N/A	#N/A	#N/A	#N/A
144634	1LPTX12 FUZE SBRY LMNAD	1013065	College Park GA Production	1013065	Tampa FL Production	#N/A	#N/A	#N/A	#N/A
145161	12ZCN2X12P FUZE ICE T DT LM	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145483	12ZPT2X12P PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145484	12ZPT2X12P PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145822	2LPTSX8 MM PCH	9163	Marietta GA Production	9163	Marietta GA Production	#N/A	#N/A	#N/A	#N/A
146045	1LPTX12 SG GALE	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
146048	20ZPET X24 SEAG GINGER ALE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
146128	7.5ZCN3X8P SG GALE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
146336	16ZCNX24 MELLO YELLO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
146727	12ZCN4X6P COCA-COLA PB	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146728	12ZCN4X6P DT COKE PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146729	12ZCN4X6P COCA-COLA ZRO PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146730	12ZCN4X6P SPRITE PB	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146731	12ZCN4X6P FA ORNG PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146960	15.2ZPTX24 MM TRPCL BLND	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
146962	15.2ZPTX24 MM BRY BLND NEC	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
147038	19.2ZCAN X24 SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
147080	19.2ZCNX24 COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
147198	18.6ZCNX12 MNSTR ENGY IMPOR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
0	0	0	0	0	0	#N/A	#N/A	#N/A	#N/A
102079	500MLPTS4X6P COCA-COLA	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
102080	500MLPTS4X6P SPRITE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
102603	20ZPTSX24 COCA-COLA	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 16/20/24/600ML	0
102656	20ZPTSX24 MELLO YELLO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 16/20/24/600ML	0
103408	500MLPTX24 EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	#N/A	#N/A	#N/A	#N/A
103887	2.5GBIBX1 DT COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103888	2.5GBIBX1 CHRY COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103889	2.5GBIBX1 SPRITE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104134	2.5GBIBX1 CF DT COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
116832	24ZPT4X6P DAS	9164	College Park GA Production	7921	Eagan MN Production	R	36	N/A	3x3 PALLETS
118838	24Z X1 TUMBLER ER	1013065	GET ENTERPRISES INC	1013065	GET ENTERPRISES INC	#N/A	#N/A	#N/A	#N/A
119790	20ZPTSX24 SPRITE ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 16/20/24/600ML	0
121146	12ZCN32P COCA-COLA	9164	College Park GA Production	9164	College Park GA Production	R	80	N/A	CHEP PALLETS (BLUE)
121147	12ZCN32P DT COKE	9164	College Park GA Production	9164	College Park GA Production	R	80	N/A	CHEP PALLETS (BLUE)
121149	12ZCN32P SPRITE	9164	College Park GA Production	9164	College Park GA Production	R	80	N/A	CHEP PALLETS (BLUE)
121751	20ZPTSX24 COCA-COLA ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 16/20/24/600ML	0
137324	2ZPTX12 WORX ENGY ORIG	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146622	16ZCN24P NOS ENGY	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
102081	500MLPTS4X6P DT COKE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
102142	500MLPTS4X6P CF DT COKE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
104153	2.5GBIBX1 HI-C ORNG	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
113098	500MLPTS4X6P DAS	1013065	CONSOLIDATED CCBC CHARLOTTE	1013065	CONSOLIDATED CCBC CHARLOTTE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
114025	12ZCN20P MELLO YELLO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
114049	12ZCN4X6P VRTY PK CARB	NSA	NO SOURCING AVAILABLE	NSA	NO SOURCING AVAILABLE	#N/A	#N/A	#N/A	#N/A
112309	20ZPTSX24 DAS	1013065	CONSOLIDATED CCBC CHARLOTTE	1013065	CONSOLIDATED CCBC CHARLOTTE	MISSING	0	SHELLS 16/20/24/600ML	0
116485	8ZNR24P COCA-COLA CLB	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
120443	500MLPTS4X6P SPRITE ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
125596	12ZPTS3X8P COCA-COLA	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
125598	12ZPTS3X8P DT COKE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
126534	12ZPTS3X8P SPRITE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
126813	12ZCN32P COCA-COLA ZRO	9164	College Park GA Production	9164	College Park GA Production	R	80	N/A	CHEP PALLETS (BLUE)
118841	24Z X1 TUMBLER CR	1013065	GET ENTERPRISES INC	1013065	GET ENTERPRISES INC	#N/A	#N/A	#N/A	#N/A
126528	12ZPTS3X8P CF DT COKE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
125602	12ZPTS3X8P COCA-COLA ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS .5L/355ML/12OZPET	0
133259	12ZPT24P COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
134212	2LPTSX8 COKE CHRY ZRO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134386	500MLPT32P DAS	1014435	HOWARD (MILESBURG) WATER PLANT	1014435	HOWARD (MILESBURG) WATER PLANT	MISSING	0	N/A	0
134979	2LPT2X4P DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	40	N/A	CHEP PALLETS (BLUE)
135250	500MLPT4X6P GP DT T	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
134978	2LPT2X4P COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	40	N/A	CHEP PALLETS (BLUE)
129096	20ZPTX24 GLAC VW VITAL-T	7660	New Orleans LA Production	NSA	NO SOURCING AVAILABLE	#N/A	#N/A	#N/A	#N/A
136105	2LPT2X4P SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	40	N/A	CHEP PALLETS (BLUE)
144864	500MLPT4X6P MELLO YELLO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	56	N/A	3x3 PALLETS
138204	500MLPT24P DAS MP	9164	College Park GA Production	9281	Jacksonville FL Production	R	60	N/A	CHEP PALLETS (BLUE)
146295	23ZCNX12 PEACE T CADDY SHAC	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146772	15ZCN6X4P MNSTR MUSCLE CHOC	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146773	15ZCN6X4P MNSTR MUSCLE VAN	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147003	3ZPTX6 GLAC VW ZRO DRPS RIS	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146294	23ZCNX12 PEACE T SWT LMN T	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
146297	23ZCNX12 PEACE T RAZZLEBRY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
146296	23ZCNX12 PEACE T GRNT	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146817	64ZPTX8 GP SWT BLK T	9164	College Park GA Production	1014435	NORTHAMPTON THERMAL PLANT	#N/A	#N/A	#N/A	#N/A
146871	16ZCNX12 NOS CHARGED CTRS Z	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
147004	3ZPTX6 GLAC VW ZRO DRPS SQZ	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147099	12ZCN2X12P DAS SPKLG LIM FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147101	12ZCN2X12P DAS SPKLG BRY FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147103	12ZCN2X12P DAS SPKLG LMN FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147161	19.2ZCNX24 SPRITE 6 MIX	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
147186	20ZPTX24 GLAC VWZ FOCUS	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	R	54	N/A	3x3 PALLETS
147201	32ZPTX15 PA TRPCL MNGO	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
147293	23ZCNX12 PEACE T GA PCH	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
147294	23ZCNX12 PEACE T TX STYL SW	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
147310	16ZCN6X4P MNSTR ENGY ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	#N/A	#N/A	#N/A	#N/A
147313	11.5ZCNX12 GLAC VW ENGY SBR	9164	College Park GA Production	1014435	AZPACK Canning Company	R	182	N/A	3x3 PALLETS
147322	24ZCNX12 MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
146797	15ZCN6X4P MNSTR MUSCLE PNT	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	70	N/A	3x3 PALLETS
147002	3ZPTX6 GLAC VW ZRO DRPS XXX	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147005	3ZPTX6 GLAC VW ZRO DRPS REV	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147097	1.9ZPTX6 MM DRP FRT PNCH	9164	College Park GA Production	1425@CCNA	CELMARK INTERNATIONAL	R	400	N/A	3x3 PALLETS

Classified - Confidential

Johnson City
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
147098	1.9ZPTX6 MM DRPS MNGO TRPCL	9164	College Park GA Production	1425@CCNA	CELMARK INTERNATIONAL	R	400	N/A	3x3 PALLETS
147105	12ZCN2X12P DAS SPKLG APL FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147157	20ZPTX24 SPRITE 6 MIX	9164	College Park GA Production	9164	College Park GA Production	R	42	0	3x3 PALLETS
147291	23ZCNX12 PEACE T PNK LMNAD	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
147292	23ZCNX12 PEACE T SNO BRY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	R	102	N/A	3x3 PALLETS
147315	11.5ZCNX12 GLAC VW ENGY BRY	9164	College Park GA Production	1014435	AZPACK Canning Company	R	182	N/A	3x3 PALLETS
147317	11.5ZCNX12 GLAC VW ENGY ORN	9164	College Park GA Production	1014435	AZPACK Canning Company	R	182	N/A	3x3 PALLETS
147096	1.9ZPTX6 MM DRPS RBRY LMNAD	9164	College Park GA Production	1425@CCNA	CELMARK INTERNATIONAL	R	400	N/A	3x3 PALLETS
147246	16ZCNBLKX12 NOS CHARGED CTR	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	CHEP PALLETS (BLUE)
147469	355 ML MEXICAN CLASSIC FIFA	9164	College Park GA Production	1188878	MEXICAN COKE	#N/A	#N/A	#N/A	#N/A
147095	1.9ZPTX6 MM DRPS LMNAD	9164	College Park GA Production	1425@CCNA	CELMARK INTERNATIONAL	R	400	N/A	3x3 PALLETS
147213	64ZPTX8 GP UNSWT BLK T	9164	College Park GA Production	1014435	NORTHAMPTON THERMAL PLANT	#N/A	#N/A	#N/A	#N/A
147472	22ZPTX12 NOS CHRGD CTRS	9164	College Park GA Production	9084	Tampa FL Production	#N/A	#N/A	#N/A	#N/A
133031	16.9ZPET X12 HNST ADE ORGANIC SUPRFRT PU	9164	College Park GA Production	9164	College Park GA Production	R	108	N/A	3x3 PALLETS
135823	12ZPET X12 V8 VFSON CRANBRY BLKBRY	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
144679	2.5GBIBX1 GP RBRY T	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
146628	19.2ZCAN X24 COCA-COLA CHERRY ZERO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
146206	2.5GBIB X1 SEAG GINGER ALE	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
100237	SHELLS 16/20/24/600ML	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
100238	SHELLS .5L/355ML/12OZPET	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
100239	SHELLS 1LT 12 POCKET	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
100252	CO2 CYL 20LB#2 EMPTY	9191	Cleveland TN Production	9191	Cleveland TN Production	#N/A	#N/A	#N/A	#N/A
100267	PALLETS REG.	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
100272	40X48 PALLETS RED TIP	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
103175	8ZNR 4X6P CLASSIC PR1	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
104136	2.5GBIB X1 PADE LEMON LIME	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
113142	2.5GBIB X1 MM ORC BST APPLE	1013100	COCA-COLA USA	1013100	COCA-COLA USA	MISSING	0	N/A	0
114390	CHEP PALLETS (BLUE)	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
118381	40X48 PALLETS REG	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
118840	32Z X1 TUMBLER ER	1013065	#N/A	1013065	#N/A	#N/A	#N/A	#N/A	#N/A
129080	RECYCLE TOTE EMPTY	9191	Cleveland TN Production	9191	Cleveland TN Production	#N/A	#N/A	#N/A	#N/A
132550	SHELLS 2L8 CNTR/BOLT	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A
132612	2LPTSX8 MM PNK LMNAD	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
133260	12ZPET 24P DT COKE	9193	Cleveland TN Production 2	9193	#N/A	R	60	N/A	3x3 PALLETS
137639	12ZCAN SLK 4X6P PB DT COKE	9164	College Park GA Production	9164	College Park GA Production	R	91	N/A	3x3 PALLETS
143874	500MLPETC 4X6P CLASSIC P1	9193	Cleveland TN Production 2	9193	#N/A	R	56	N/A	3x3 PALLETS
146574	12ZCAN 35P COKE CLASSIC	9164	College Park GA Production	9164	College Park GA Production	R	70	N/A	CHEP PALLETS (BLUE)
146575	12ZCAN 35P DT COKE	9164	College Park GA Production	9164	College Park GA Production	R	70	N/A	CHEP PALLETS (BLUE)
146576	12ZCAN 35P SPRITE	9164	College Park GA Production	9164	College Park GA Production	R	70	N/A	CHEP PALLETS (BLUE)
146654	19.2ZCAN 2X12P COCA-COLA ZERO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	54	N/A	CHEP PALLETS (BLUE)
147257	12ZCN12P COCA-COLA HOME DEPOT BACK PACK	9164	College Park GA Production	9164	College Park GA Production	R	36	N/A	3x3 PALLETS
146156	10.1ZPET 1X15P TUM YUM VARIETY PK	1013065	#N/A	1013065	#N/A	#N/A	#N/A	#N/A	#N/A
404356	PALLETS PLASTIC 37X37	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Morristown
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
100278	12ZCN4X6P COCA-COLA	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100281	12ZCN4X6P DT COKE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100287	12ZCN4X6P SPRITE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100722	12ZCN24P COCA-COLA	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100724	12ZCN24P DT COKE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100933	12ZCN20P COCA-COLA	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
100935	12ZCN20P DT COKE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
100937	12ZCN20P SPRITE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
101728	20ZPTX24 PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
102279	500MLPT4X6P COCA-COLA	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
102280	500MLPT4X6P DT COKE	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
102281	500MLPT4X6P SPRITE	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
102579	20ZPTX24 CF DT COKE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
102752	20ZPTX24 PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
102782	20ZPTX24 MELLO YELLO	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	42	N/A	3x3 PALLETS
103029	20ZPTX24 SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	42	N/A	3x3 PALLETS
103172	8ZNR4X6P COCA-COLA	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
103326	1LPT2X6P EVIAN MNRL WTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
103369	1LPTX12 EVIAN MNRL WTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
103769	500MLPT4X6P EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	MISSING	0	N/A	0
103895	2.5GBIBX1 HI-C PNK LMNAD	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103996	5GBIBX1 DR PEP	9163	Marietta GA Production	9163	Marietta GA Production	R	40	N/A	3x3 PALLETS
104139	2.5GBIBX1 MELLO YELLO	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104148	2.5GBIBX1 HI-C FRT PNCH	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104235	2.5GBIBX1 BQ RTBEER	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104239	2.5GBIBX1 PA MTN BLST	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104633	20LBCYLX1 CO2 FU#2	9191	Cleveland TN Production	9191	Cleveland TN Production	R	16	N/A	3x3 PALLETS
109147	2.5GBIBX1 MM LMNAD	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
112259	20ZPTX24 DAS	9106	Montgomery AL Production	9106	Montgomery AL Production	R	54	N/A	40X48 PALLETS RED TIP
112260	1LPTX12 DAS	9164	College Park GA Production	9281	Jacksonville FL Production	R	55	N/A	3x3 PALLETS
112795	500MLPT4X6P DAS	9106	Montgomery AL Production	9106	Montgomery AL Production	R	56	N/A	PALLETS PLASTIC 37X37
114756	20ZPTX24 FA ORNG	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
114929	500MLPT2X12P DAS	9106	Montgomery AL Production	9106	Montgomery AL Production	R	56	N/A	PALLETS PLASTIC 37X37
115304	20ZPTX24 MM LMNAD	9193	Cleveland TN Production 2	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
115468	2.5GBIBX1 PIBB XTRA	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
115583	12ZCN2X12P COCA-COLA FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
115584	12ZCN2X12P DT COKE FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
115585	12ZCN2X12P CF DT COKE FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
115586	12ZCN2X12P SPRITE FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
116015	12ZCN24P FA ORNG	9164	Montgomery AL Production	9164	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116149	12ZCN2X12P BQ RTBEER FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116150	12ZCN2X12P MELLO YELLO FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
116151	12ZCN2X12P FA ORNG FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116153	12ZCN2X12P CF COCA-COLA FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116305	12ZCN2X12P CHRY COKE FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116306	12ZCN2X12P DT CHRY COKE FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116307	12ZCN2X12P FRESCA FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
116308	12ZCN2X12P BQ DT RTBEER FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116309	12ZCN2X12P PIBB XTRA FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116320	12ZCN2X12P MM LMNAD FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
116366	500MLPT24P DAS	1014435	HOWARD (MILESBURG) WATER PLANT	1014435	HOWARD (MILESBURG) WATER PLANT	MISSING	0	N/A	0
116456	12ZCN2X12P MM LT LMNAD FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116460	12ZCN2X12P FA SBRY FP	9164	Montgomery AL Production	9164	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116470	12ZCN2X12P FA GRP FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116472	12ZCN2X12P MM PNK LMNAD FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
116533	20ZPTX24 MM PNK LMNAD	9193	Cleveland TN Production 2	9193	Orlando FL Production	R	54	N/A	3x3 PALLETS
116629	20ZPTX24 VAN COKE	9164	College Park GA Production	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
116662	12ZCN2X12P VAN COKE FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
117119	2.5GBIBX1 FA ORNG	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
117603	12ZCN2X12P DR PEP FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
117604	12ZCN2X12P DT DR PEP FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
117606	12ZCN2X12P CF DT DR PEP FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
117634	12ZCN4X6P DR PEP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
117687	20ZPTX24 PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
117783	12ZCN20P DR PEP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
117794	12ZCN20P DT DR PEP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
117817	2.5GBIBX1 MM LT LMNAD	2651	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
119311	12ZCN2X12P DT COKE LIM FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
119451	16ZCNX24 FULL THR	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
119516	300MLPTX24 DAS	9164	College Park GA Production	8557	Bissonnet TX Production	R	80	N/A	3x3 PALLETS
119702	450MLPTX24 MM JTG APL J	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
119703	450MLPTX24 MM JTG CRNAPL RB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
119706	450MLPTX24 MM JTG CRN GRP	9164	College Park GA Production	9164	UNITED CHATTANOOGA	R	72	N/A	3x3 PALLETS
119707	450MLPTX24 MM JTG ORNG J	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
119791	12ZCN2X12P SPRITE ZRO FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
119826	20ZPTX24 COCA-COLA	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	42	N/A	3x3 PALLETS
119827	20ZPTX24 DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	42	N/A	3x3 PALLETS
121508	12ZCN2X12P DT COKE SPLNDA F	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
121750	12ZCN2X12P COCA-COLA ZRO FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
122151	2.5GBIBX1 COCA-COLA ZRO	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
122327	12ZCN2X12P FA ORNG ZRO FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
122366	355MLNR24P COCA-COLA MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
123159	12ZCN24P COCA-COLA ZRO SC	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
123367	32ZPTX15 PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123369	32ZPTX15 PA LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123371	32ZPTX15 PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123372	32ZPTX15 PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
123704	12ZCN24P DR PEP SC	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
123809	12ZCN24P DT DR PEP SC	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
124359	12ZCN20P COCA-COLA ZRO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
124384	12ZCN24P SPRITE SC	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
124580	10ZPTX24 MM JTG APL J	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
124581	10ZPTX24 MM JTG ORNG J	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
125491	12ZCN2X12P COKE CHRY ZRO FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
125622	20ZPT3X8P PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125623	20ZPT3X8P PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125624	20ZPT3X8P PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125625	20ZPT3X8P PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
126073	32ZPTX15 PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
126583	355MLNRX24 SPRITE MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
127105	500MLPT4X6P COCA-COLA ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	56	N/A	3x3 PALLETS
128037	22ZPTX12 NOS ENGY	9164	College Park GA Production	9084	Tampa FL Production	R	84	N/A	3x3 PALLETS
128259	16ZCNX24 NOS ENGY	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
128404	12ZPET X12 V8 VEG JUICE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128405	12ZPET X12 V8 SPICY HOT JUICE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128407	12ZPET X12 V8 VFSON POM BLBRY JU	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128408	12ZPET X12 V8 VFSON STWBR BAN JU	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128409	16ZPET X12 V8 SPLASH BERRY BLEND	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128410	16ZPET X12 V8 SPLASH STWBRY KIWI	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128411	16OZPET1X12LS V8 SPLASH TROP BLEND	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
128419	2.5GBIBX1 GP GRNT	2651	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
129086	20ZPTX24 GLAC VW DEFENSE	9164	College Park GA Production	9164	COCA-COLA NORTH AMERICA	R	54	N/A	40X48 PALLETS RED TIP
129088	20ZPTX24 GLAC VW ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129089	20ZPTX24 GLAC VW ESNTL.	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129090	20ZPTX24 GLAC VW FOCUS	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129093	20ZPTX24 GLAC VW PWR C	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129095	20ZPTX24 GLAC VW REVIVE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129097	20ZPTX24 GLAC VW XXX	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129252	1LPTX12 GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129253	1.5LPTX12 GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129254	20ZPTX24 GLAC SMTWTR	9164	College Park GA Production	9164	TAMPA, FL PC SMARTWATER	R	60	N/A	3x3 PALLETS
129257	32ZPTX15 GLAC VW REVIVE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129258	32ZPTX15 GLAC VW PWR C	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129262	32ZPTX15 GLAC VW ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
129274	20ZPT12P GLAC VW VRTY PK	9164	College Park GA Production	1014435	UNION BEVERAGE	MISSING	0	N/A	0
129294	20ZPTX24 PA SBRY LMNAD	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129295	32ZPTX15 PA SBRY LMNAD	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
129308	13.5ZPET X12 COCA-COLA	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
130466	32ZPTX15 PA ZRO SBRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130467	32ZPTX15 PA ZRO GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130468	32ZPTX15 PA ZRO MXD BRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130470	20ZPT3X8P PA ZRO GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130471	20ZPT3X8P PA ZRO MXD BRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
130493	16ZCNX24 NOS GRP	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
130629	32ZPTX15 GLAC VW XXX	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
131673	8.5ZALBX24 DT COKE	1013065	#N/A	1013065	#N/A	#N/A	#N/A	#N/A	P
132296	700MLPTX24 GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
132394	16ZPTX24 DT COKE	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132398	16ZPTX24 COCA-COLA	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132399	16ZPTX24 COCA-COLA ZRO	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132400	16ZPTX24 SPRITE	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
132528	2LPTSX8 CF DT COKE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132529	2LPTSX8 CHRY COKE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132530	2LPTSX8 COCA-COLA	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132531	2LPTSX8 COCA-COLA ZRO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132532	2LPTSX8 DT COKE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132539	2LPTSX8 SPRITE ZRO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132540	2LPTSX8 SPRITE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132541	2LPTSX8 BQ RTBEER	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132542	2LPTSX8 FA GRP	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132543	2LPTSX8 FA ORNG	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132545	2LPTSX8 FRESCA	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132546	2LPTSX8 MELLO YELLO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132551	2LPTSX8 MM LMNAD	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS

Classified - Confidential

Morristown
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
132606	2LPTSX8 DR PEP	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132607	2LPTSX8 DT DR PEP	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132766	2.5GBIBX1 GP PREM UNSWT T	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
132858	16.9ZPTX12 HA ORGANIC ORNG	9164	College Park GA Production	1014435	BENDER GROUP	MISSING	0	N/A	0
132859	16.9ZPTX12 HA ORGANIC POM B	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
132861	16.9ZPTX12 HT ORGANIC HNY G	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
132894	500MLPT4X6P DT DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
132895	500MLPT4X6P DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
133102	16ZCNX24 MNSTR KHAOS ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133108	16ZCN6X4P MNSTR LO CARB ENG	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133109	16ZCN6X4P MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133129	16ZCNX24 MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133131	16ZCNX24 MNSTR LO CARB ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133132	16ZCNX24 MNSTR ASSAULT ENGY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
133133	16ZCAN X24 MONSTER M 80 ENGY + JUICE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
133145	24ZCNX12 MEGA MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133147	24ZCNX12 MEGA MNSTR LO CARB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133153	16ZCN6X4P MNSTR KHAOS ENGY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
133168	16ZPTX24 DR PEP	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
133169	16ZPTX24 DT DR PEP	9193	Cleveland TN Production 2	9193	Abilene TX Production	R	56	N/A	3x3 PALLETS
133251	12ZCN2X12P DR PEP CHRY FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
133255	20ZPTX24 DR PEP CHRY	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
133257	12ZCN2X12P DT DR PEP CHRY F	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
133475	20ZPTX24 DT DR PEP CHRY	9193	Cleveland TN Production 2	9193	Maspeth NY Production	R	42	N/A	3x3 PALLETS
133762	12ZPT3X8P COCA-COLA	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
133763	12ZPT3X8P DT COKE	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
133765	12ZPT3X8P COCA-COLA ZRO	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
133766	12ZPT3X8P SPRITE	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
134338	2LPTSX8 FA ORNG ZRO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134384	18.6ZCNX24 MNSTR ENGY IMPOR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
134402	2LPETSMG X8 DR PEPPER CHERR	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134501	12ZPT3X8P DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
134837	32ZPTX15 PA ZRO ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
134838	32ZPTX15 PA ZRO LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
134846	355MLNRG 24P FTA ORANGE MEX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
134847	2LPTSX8 DT DR PEP CHRY	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134923	15ZCNX12 JAVA MNSTR IRISH	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
134926	15ZCNX12 JAVA MNSTR MEAN BE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
134929	15ZCNX12 JAVA MNSTR LOCA MO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135177	12ZPT3X8P DT DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
135239	1LPT2X6P GLAC SMTWTR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135245	7.5ZCN3X8P COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135246	7.5ZCN3X8P COCA-COLA ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135247	7.5ZCN3X8P DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135248	7.5ZCN3X8P SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135249	500MLPT4X6P GP SWT BLK T	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135251	16ZCNX12 FULL THR RED BRY	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
135277	7.5ZCN3X8P DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135278	7.5ZCN3X8P DT DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135279	7.5ZCN3X8P FA ORNG	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
135333	18.5ZPTX12 GP SWT BLK T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135334	18.5ZPTX12 GP DT T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135335	18.5ZPTX12 GP LMN SWT T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135336	18.5ZPTX12 GP GRNT	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135337	18.5ZPTX12 GP UNSWT BLK T	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135450	12ZPT3X8P DAS	9193	Cleveland TN Production 2	8042	Sandston VA Production	R	72	N/A	3x3 PALLETS
135478	10.1ZPTX12 TUM YUM ORNG-ARI	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135479	10.1ZPTX12 TUM YUM VERY BRY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135481	10.1ZPTX12 TUM YUM GRNST AP	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135482	10.1ZPTX12 TUM YUM SOURSTNL	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
135565	16ZCNX24 FULL THR BLU AG	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
135573	32ZPTX15 PA WHT CHRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
135589	10.1ZPTX12 TUM YUM FRTABULS	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136106	20ZPTX24 GLAC VWZ XXX	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136107	20ZPTX24 GLAC VWZ SQZD	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136108	20ZPTX24 GLAC VWZ RISE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136109	20ZPTX24 GLAC VWZ GO GO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136494	16ZCNX12 NOS LOADED CHRY EN	9193	Cleveland TN Production 2	7830	Portland IN Production	R	160	N/A	40X48 PALLETS RED TIP
136525	16.9ZPTX12 HT ORGANIC HLF T	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136793	16ZCN2X10P MNSTR ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
136794	16ZCN2X10P MNSTR LO CARB EN	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137072	1.25LPTSX12 COCA-COLA	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137073	1.25LPTSX12 DT COKE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137074	1.25LPTSX12 COCA-COLA ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137075	1.25LPTSX12 SPRITE	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137076	1.25LPTSX12 FA ORNG	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
137113	16ZCN6X4P MNSTR ENGY ABS ZR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137325	2ZPTX12 WORX ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
137400	16ZCNX24 MNSTR ENGY ABS ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137699	15ZCNX12 JAVA MNSTR VAN LT	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137700	15ZCNX12 JAVA MNSTR KONA BL	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137763	32ZPTX15 PA ZRO FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137765	20ZPTX24 GLAC VWZ GLOW	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137799	20ZPT3X8P PA ZRO FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137830	16.9ZPTX12 FUZE SLNDRZ CRNB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137831	16.9ZPTX12 FUZE SLNDRZ SBRY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137832	16.9ZPTX12 FUZE SLNDRZ BLUB	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137833	16.9ZPTX12 FUZE SLNDRZ TRPC	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137834	16.9ZPET X12 FUZE SLNDRZE POM ACAI BRY	9164	College Park GA Production	9164	College Park GA Production	R	108	N/A	3x3 PALLETS
137836	16.9ZPTX12 FUZE PCH MNGO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137837	16.9ZPTX12 FUZE BAN COL	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
137849	12ZCN2X12P DR PEP TEN FP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
137869	16ZCNX12 NOS CHARGED CTRS	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
137875	20ZPTX24 DR PEP TEN	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
137876	2LPTSX8 DR PEP TEN	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
137910	16ZPTX24 CHRY COKE	9164	College Park GA Production	9164	College Park GA Production	R	56	N/A	3x3 PALLETS
138036	15.5ZCNX24 MNSTR REHAB T LM	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138037	15.5ZCN6X4P MNSTR REHAB T L	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138045	5ZNRX24 MNSTR ENGY M3 SPR C	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138083	1.25LPTSX12 DR PEP	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
138084	1.25LPTSX12 DT DR PEP	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	SHELLS 1LT 12 POCKET	0
138303	20ZPET 12P GLAC VITWTR ZERO VARIETY PK	9164	College Park GA Production	9164	College Park GA Production	R	102	N/A	3x3 PALLETS
138319	23ZCNX12 MNSTR REHAB T LMNA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138320	24ZCNX12 MNSTR ENGY ABS ZRO	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
138563	15.5ZCNX24 MNSTR REHB GRNT	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138564	15.5ZCNX24 MNSTR REHB ROJO	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138582	15.5ZCN6X4P MNSTR REHB ROJO	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
138642	16ZPET X12 V8 SPLASH FRUIT MEDLEY	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	P
142716	16.9ZPT4X6P GLAC VW XXX	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142717	16.9ZPT4X6P GLAC VW PWR C	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142718	16.9ZPT4X6P GLAC VW REVIVE	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142719	16.9ZPT4X6P GLAC VWZ XXX	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142720	16.9ZPT4X6P GLAC VWZ SQZD	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
142721	16.9ZPT4X6P GLAC VWZ RISE	9164	College Park GA Production	1014435	WARRENTON THERMAL PLANT TRUESDALE	MISSING	0	N/A	0
143857	15.5ZCN2X10P MNSTR REHAB T	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
143893	16.9ZPTX12 HT ORGANIC NOT T	9164	College Park GA Production	1014435	BENDER GROUP	MISSING	0	N/A	0
143900	16ZCN2X10P MNSTR ENGY ABS Z	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
143911	16.9ZNRX12 MNSTR ENGY UBERM	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
143932	18.5ZPTX12 GP LMNAD T	9164	College Park GA Production	9164	UNITED CHATTANOOGA	R	72	N/A	3x3 PALLETS
144088	16ZCNX24 FA ORNG	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
144089	16ZCNX24 SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
144163	15.5ZCNX24 MNSTR REHB ORNGA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
144169	12ZPT2X12P PA MTN BRY BLST	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144170	12ZPT2X12P PA FRT PNCH	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144171	450MLPTX24 MM SBRY PSN JTG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144172	450MLPTX24 MM JTG FRT PNCH	1014435	COCA-COLA NORTH AMERICA	NSA	NO SOURCING AVAILABLE	#N/A	#N/A	#N/A	P
144208	1.22LBCSTRX8 PA MTN BRY BLS	1014435	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
144651	14ZPTX12 ZICO NTRAL CCNT WT	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144653	11.2ZTRAX12 ZICO NTRAL CCNT	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144659	14ZPTX12 ZICO CHOC	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
144675	2.5GBIBX1 FUZE T RBRY	2651	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
144828	11.5ZPTX12 CORE PWR CHOC LT	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144829	11.5ZPTX12 CORE PWR SBRY BA	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144830	11.5ZPTX12 CORE PWR CHOC 26	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144831	11.5ZPTX12 CORE PWR VAN 26G	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
144866	20ZPTX24 FUZE ICE T LMN	9164	College Park GA Production	9082	Orlando FL Production	R	48	N/A	3x3 PALLETS
144868	20ZPTX24 FUZE ICE T SBRY RE	9164	College Park GA Production	9082	Orlando FL Production	R	48	N/A	3x3 PALLETS
144873	1.9ZPTX6 DAS DRPS SBRY KIWI	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
144874	1.9ZPTX6 DAS DRPS PNK LMNAD	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
144875	1.9ZPTX6 DAS DRPS PAPL CCNT	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
144876	1.9ZPTX6 DAS DRPS MXD BRY	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
145098	500MLPT4X6P GLAC SMTWTR	9164	College Park GA Production	1014435	TAMPA, FL PC SMARTWATER	MISSING	0	0	0
145104	16ZCNX24 MNSTR ENGY DUB BLR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145105	16ZCNX24 MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145106	15ZCNX12 JAVA MNSTR KONA CA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145126	12ZCNX12 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145127	12ZCNX12 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145128	12ZCNX12 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145158	2LPTSX8 FUZE ICE T LMN	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
145159	2LPTSX8 FUZE ICE T SBRY RED	1013065	College Park GA Production	1013065	New Orleans LA Production	#N/A	#N/A	#N/A	P
145160	12ZCN2X12P FUZE ICE T LMN F	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145170	12ZCN2X12P FUZE ICE T SBRY	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145171	12ZCN2X12P FUZE HLF T HLF L	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145188	20ZPTX24 GLAC VWZ PWR C	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145206	20ZPTX24 GLAC VWZ REVIVE	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145235	355MLNR4X6P COCA-COLA MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
145277	16ZCNX24 DT COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
145278	16ZCNX24 DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
145281	16ZCNX24 MNSTR ENGY DUB MAD	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145309	1LTRAX12 ZICO CHOC	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
145388	16ZCN6X4P MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0

Classified - Confidential

Morristown
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
145482	12ZPT2X12P PA ZRO MXD BRY	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145491	12ZPT3X8P GLAC VW ESNTL	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145493	12ZPT3X8P GLAC VW XXX	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145496	12ZPT3X8P GLAC VW SQZD	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145841	16ZCN2X10P MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145842	8ZCN2X12P MNSTR ZRO ULTRA F	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
145909	20ZPTX24 GLAC VW SQZD	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145911	16.9ZPTX12 GLAC FW WTRMLN P	9106	Montgomery AL Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145913	16.9ZPTX12 GLAC FW BLK RBRY	9106	Montgomery AL Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145915	16.9ZPTX12 GLAC FW LMN LIM	9106	Montgomery AL Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145917	16.9ZPTX12 GLAC FW ORNG MNG	9106	Montgomery AL Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145919	16.9ZPTX12 GLAC FW SBRYKIWI	9106	Montgomery AL Production	9106	Montgomery AL Production	R	96	N/A	3x3 PALLETS
145929	15.5ZCNX24 MNSTR REHAB PNK	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
145930	14ZPTX12 ZICO PAPL CCNT WTR	9164	College Park GA Production	1178925	ZICO BEVERAGES LLC	MISSING	0	N/A	0
145932	12ZCN4X6P FULL THR	1013065	College Park GA Production	1013065	CONSOLIDATED CCBC CHARLOTTE	MISSING	0	N/A	0
145962	7.5ZCN2X12P MNSTR REHAB T L	1013065	College Park GA Production	1013065	HANSEN BEVERAGE COMPANY	#N/A	#N/A	#N/A	P
145963	8ZCN2X12P MNSTR LO CARB ENG	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	#N/A	#N/A	#N/A	P
145964	8ZCN2X12P MNSTR ENGY FP	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
145965	8ZCN2X12P MNSTR ENGY ABS ZR	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
145967	32ZPTX15 PA MLN	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145978	22ZPTX12 NOS ACTIVE FRT PNC	9164	College Park GA Production	7401	Denver CO Production	R	72	N/A	3x3 PALLETS
145980	22ZNRP X12 NOS ACTIVE ACAI BBRY POME	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	P
145982	22ZPTX12 NOS ACTIVE RBRY LM	9164	College Park GA Production	7401	Denver CO Production	R	72	N/A	3x3 PALLETS
145984	1.9ZPTX6 DAS DRPS CHRY POM	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
145985	1.9ZPTX6 DAS DRPS GRP	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
145996	12ZCN4X6P NOS ENGY	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
145998	16ZCNX12 NOS ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
146042	2LPTSX8 SG GALE	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146125	12ZCN2X12P SG GALE FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146287	3ZPTX6 PA ZRO DRPS MTN BRY	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146288	3ZPTX6 PA ZRO DRPS FRT PNCH	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146289	3ZPTX6 PA ZRO DRPS ORNG	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
146300	16ZCNX24 MNSTR ENGY ULTRA B	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
146301	15ZCNX12 MUSCLE MNSTR COF S	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146302	15ZCNX12 MNSTR MUSCLE CHOC	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146303	15ZCNX12 MNSTR MUSCLE VAN W	9164	College Park GA Production	9164	HANSEN BEVERAGE COMPANY	R	133	N/A	3x3 PALLETS
146533	12ZCN2X12P COCA-COLA ZRO CF	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146536	2LPTSX8 COCA-COLA ZRO CF	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146676	11.5ZPTX12 CORE PWR BAN 26G	9164	College Park GA Production	1192376	FAIR OAKS FARMS BRANDS INC	MISSING	0	N/A	0
146717	12ZCAN SLK 4X6P PB DT COKE PR1	9164	College Park GA Production	9164	College Park GA Production	R	91	N/A	3x3 PALLETS
146722	23ZCNX12 PEACE T GA PCH PRP	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146770	16ZCN6X4P MNSTR ENGY ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146771	16ZCNX24 MNSTR ENGY ULTRA R	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146858	16ZCNX24 COCA-COLA CHILL P1	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
146886	15.5ZCN6X4P MNSTR REHAB PNK	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146937	15ZCNX12 MNSTR MUSCLE STBY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146980	16ZCNX24 COCA-COLA ZRO	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	60	N/A	3x3 PALLETS
146982	16ZCNX24 DT DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	60	N/A	3x3 PALLETS
100283	12ZCAN 4X6P CF DT COKE	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
100304	12ZCN4X6P FA ORNG	9106	Montgomery AL Production	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
100725	12ZCN24P CF DT COKE	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
100733	12ZCN24P MELLO YELLO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
101998	1LPTX12 SPRITE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
102748	20ZPTX24 BQ RTBEER	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
102751	20ZPTX24 PA LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
102759	20ZPTX24 CHRY COKE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	42	N/A	3x3 PALLETS
102879	10ZNR4X6P SG TONIC	9163	Marietta GA Production	9163	Marietta GA Production	R	64	N/A	3x3 PALLETS
102881	10ZNR4X6P SG CLB SODA	9163	Marietta GA Production	9163	Marietta GA Production	R	64	N/A	3x3 PALLETS
102979	1LPTX12 DT COKE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
103173	8ZNR4X6P DT COKE	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
103174	8ZNR4X6P SPRITE	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
103331	1LPTX12 SG CLB SODA	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103332	1LPTX12 SG TONIC	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103370	1.5LPTX12 EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	#N/A	#N/A	#N/A	P
103410	330MLPT4X6P EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	#N/A	#N/A	#N/A	P
103503	1LPTX12 COCA-COLA	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
103936	5GBIBX1 COCA-COLA	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
113437	500MLPT4X6P CF DT COKE	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
115313	20ZPTX24 FA GRP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
116321	12ZCN2X12P MM FRT PNCH FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
116663	20ZPTX24 PIBB XTRA	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
117577	12ZCN2X12P TAB FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
117605	12ZCN2X12P CF DR PEP FP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
117640	12ZCN4X6P DT DR PEP	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
117803	20ZPTX24 DR PEP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
117808	20ZPTX24 DT DR PEP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
119256	12ZCN20P FA ORNG	9164	College Park GA Production	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
119705	450MLPTX24 MM JTG RUBY RED	9164	College Park GA Production	9164	UNITED CHATTANOOGA	R	72	N/A	3x3 PALLETS
	450MLPET X24 MMAID RBY RD G	9164	College Park GA Production	9164	UNITED CHATTANOOGA	R	72	N/A	3x3 PALLETS
120461	20ZPTX24 SPRITE ZRO	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	42	N/A	3x3 PALLETS
121039	20ZPTX24 DAS LMN	9164	College Park GA Production	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
121765	20ZPTX24 COCA-COLA ZRO	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	42	N/A	3x3 PALLETS
121939	20ZPTX24 DAS SBRY	9164	College Park GA Production	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
123292	20ZPTX24 PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
125365	1LPTX12 DR PEP	9106	Montgomery AL Production	9106	Montgomery AL Production	R	48	N/A	3x3 PALLETS
125370	500MLPT4X6P SPRITE ZRO	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	56	N/A	3x3 PALLETS
125492	20ZPTX24 COKE CHRY ZRO	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
125681	20ZPT3X8P PA LMN LIM	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
128401	12ZCN24P SPRITE ZRO SC	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
132527	2LPTSX8 CF COCA-COLA	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132544	2LPTSX8 FA SBRY	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132547	2LPTSX8 PIBB XTRA	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132605	2LPETS X8 MG MMAID FRUIT PUNCH NC	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132838	2.5GBIBX1 GP SOUTHERN STYLE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
132862	16.9ZPTX12 HT ORGANIC PCH W	1013065	CONSOLIDATED CCBC ROANOKE	1013065	CONSOLIDATED CCBC ROANOKE	MISSING	0	N/A	0
133764	12ZPT3X8P CF DT COKE	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	72	N/A	3x3 PALLETS
134166	12ZPT3X8P SPRITE ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	72	N/A	3x3 PALLETS
134848	20ZPTX24 FA ORNG ZRO	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
135287	7.5ZCN3X8P SPRITE ZRO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
137863	12ZCN2X12P MELLO YELLO ZRO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
137896	20ZPTX24 MELLO YELLO ZRO	9164	College Park GA Production	9164	College Park GA Production	R	42	0	3x3 PALLETS
138343	12ZCN20P DR PEP CHRY	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
138344	12ZCN24P DR PEP CHRY SC	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
144630	1LPTX12 FUZE ICE T LMN	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
144632	1LPTX12 FUZE HLF T HLF LMNA	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
144633	1LPTX12 FUZE BRY PNCH	1013065	College Park GA Production	1013065	Tampa FL Production	#N/A	#N/A	#N/A	P
144634	1LPTX12 FUZE SBRY LMNAD	1013065	College Park GA Production	1013065	Tampa FL Production	#N/A	#N/A	#N/A	P
145161	12ZCN2X12P FUZE ICE T DT LM	9164	College Park GA Production	9164	College Park GA Production	R	104	0	3x3 PALLETS
145483	12ZPT2X12P PA ORNG	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
145484	12ZPT2X12P PA GRP	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
146044	10ZNR4X6P SG GALE	9163	Marietta GA Production	9163	Marietta GA Production	R	64	N/A	3x3 PALLETS
146045	1LPTX12 SG GALE	9164	College Park GA Production	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
146048	20ZPTX24 SG GALE	9106	Montgomery AL Production	9106	Montgomery AL Production	R	42	N/A	3x3 PALLETS
146128	7.5ZCN3X8P SG GALE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	120	N/A	3x3 PALLETS
146336	16ZCNX24 MELLO YELLO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
146727	12ZCN4X6P COCA-COLA PB	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146728	12ZCN4X6P DT COKE PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
	12ZCN4X6 DT COKE PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146729	12ZCN4X6P COCA-COLA ZRO PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146730	12ZCN4X6P SPRITE PB	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146731	12ZCN4X6P FA ORNG PB	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146732	12ZCN4X6P DR PEP PB	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146733	12ZCN4X6P DT DR PEP PB	9191	Cleveland TN Production	9191	Cleveland TN Production	R	104	N/A	3x3 PALLETS
146960	15.2ZPTX24 MM TRPCL BLND	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
146962	15.2ZPTX24 MM BRY BLND NEC	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
147038	19.2ZCAN X24 SPRITE	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
147040	19.2ZCNX24 DR PEP	9193	Cleveland TN Production 2	9193	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
147080	19.2ZCNX24 COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	3x3 PALLETS
147198	18.6ZCNX12 MNSTR ENGY IMPOR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
0	0	0	0	0	0	#N/A	#N/A	#N/A	P
102079	500MLPTS4X6P COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	#N/A	#N/A	#N/A	P
102656	20ZPTSX24 MELLO YELLO	9311	Memphis TN Production	9311	Memphis TN Production	R	42	SHELLS 16/20/24/600ML	3x3 PALLETS
103408	500MLPTX24 EVIAN MNRL WTR	1013065	College Park GA Production	1013065	DANONE WATERS OF AMERICA INC	#N/A	#N/A	#N/A	P
103886	2.5GBIBX1 COCA-COLA	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103887	2.5GBIBX1 DT COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103888	2.5GBIBX1 CHRY COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
103889	2.5GBIBX1 SPRITE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
104134	2.5GBIBX1 CF DT COKE	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
116832	24ZPT4X6P DAS	9164	College Park GA Production	7921	Eagan MN Production	R	36	N/A	3x3 PALLETS
118838	24Z X1 TUMBLER ER	1013065	GET ENTERPRISES INC	1013065	GET ENTERPRISES INC	#N/A	#N/A	#N/A	P
119790	20ZPTSX24 SPRITE ZRO	9164	College Park GA Production	9164	College Park GA Production	#N/A	#N/A	#N/A	P
126819	12ZCN2X12P VAN COKE ZRO FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
144671	2.5GBIBX1 FUZE T UNSWT	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
144679	2.5GBIBX1 GP RBRY T	2651	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
146879	355MLNR24P FA GRP MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
146881	355MLNR24P FA SBRY MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
103186	8ZNR4X6P COCA-COLA P2	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
104153	2.5GBIBX1 HI-C ORNG	1013100	Knoxville TN Sales	1013100	ATLANTA SYRUP PLANT	MISSING	0	N/A	0
114025	12ZCN20P MELLO YELLO	9191	Cleveland TN Production	9191	Cleveland TN Production	R	96	N/A	3x3 PALLETS
112309	20ZPTSX24 DAS	9164	College Park GA Production	7660	New Orleans LA Production	R	42	SHELLS 16/20/24/600ML	3x3 PALLETS
118841	24Z X1 TUMBLER CR	1013065	GET ENTERPRISES INC	1013065	GET ENTERPRISES INC	#N/A	#N/A	#N/A	P
118840	32Z X1 TUMBLER ER	1013065	GET ENTERPRISES INC	1013065	GET ENTERPRISES INC	#N/A	#N/A	#N/A	P
131610	22ZPTX12 NOS FRT PNCH	9164	College Park GA Production	9084	Tampa FL Production	R	84	N/A	3x3 PALLETS
125596	12ZPTS3X8P COCA-COLA	9193	Cleveland TN Production 2	9191	Cleveland TN Production	#N/A	#N/A	#N/A	P
132612	2LPTSX8 MM PNK LMNAD	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134386	500MLPT32P DAS	1014435	HOWARD (MILESBURG) WATER PLANT	1014435	HOWARD (MILESBURG) WATER PLANT	MISSING	0	N/A	0
134212	2LPTSX8 COKE CHRY ZRO	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
135250	500MLPT4X6P GP DT T	9164	College Park GA Production	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
137785	12ZCNX24 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
137788	12ZCNX24 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
144864	500MLPT4X6P MELLO YELLO	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	56	N/A	3x3 PALLETS

Classified - Confidential

Morristown
SKU List		Current Source Point		Current Production Source		Current Production Source Versioning
MATNR	MATDESC	Current Source Point	Current Sourcing Point Desc	Current Production Location	Current Production Location Desc	PALL_TYP- Current Prod Source	PALL_CONFIG - Current Prod Source	IMPLIEDEMPTY - Current Prod Source	pallet type - Current Prod Source
137784	12ZCNX24 MNSTR ENGY EX STR	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146294	23ZCNX12 PEACE T SWT LMN T	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146295	23ZCNX12 PEACE T CADDY SHAC	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146296	23ZCNX12 PEACE T GRNT	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146297	23ZCNX12 PEACE T RAZZLEBRY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146772	15ZCN6X4P MNSTR MUSCLE CHOC	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
146871	16ZCNX12 NOS CHARGED CTRS Z	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
146773	15ZCN6X4P MNSTR MUSCLE VAN	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147002	3ZPTX6 GLAC VW ZRO DRPS XXX	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147003	3ZPTX6 GLAC VW ZRO DRPS RIS	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147004	3ZPTX6 GLAC VW ZRO DRPS SQZ	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147097	1.9ZPTX6 MM DRP FRT PNCH	9164	College Park GA Production	1014435	CELMARK INTERNATIONAL	MISSING	0	N/A	0
147103	12ZCN2X12P DAS SPKLG LMN FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146883	355MLNR24P FA PAPL MX	9164	College Park GA Production	1188878	MEXICAN COKE	MISSING	0	N/A	0
147098	1.9ZPTX6 MM DRPS MNGO TRPCL	9164	College Park GA Production	1014435	CELMARK INTERNATIONAL	MISSING	0	N/A	0
147099	12ZCN2X12P DAS SPKLG LIM FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147101	12ZCN2X12P DAS SPKLG BRY FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147105	12ZCN2X12P DAS SPKLG APL FP	9164	College Park GA Production	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
147157	20ZPTX24 SPRITE 6 MIX	9164	College Park GA Production	9164	College Park GA Production	R	42	0	3x3 PALLETS
147161	19.2ZCNX24 SPRITE 6 MIX	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	60	N/A	CHEP PALLETS (BLUE)
147201	32ZPTX15 PA TRPCL MNGO	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
147246	16ZCNBLKX12 NOS CHARGED CTR	9193	Cleveland TN Production 2	9191	Cleveland TN Production	R	108	N/A	3x3 PALLETS
147293	23ZCNX12 PEACE T GA PCH	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147310	16ZCN6X4P MNSTR ENGY ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147313	11.5ZCNX12 GLAC VW ENGY SBR	9164	College Park GA Production	1014435	AZPACK Canning Company	MISSING	0	N/A	0
147315	11.5ZCNX12 GLAC VW ENGY BRY	9164	College Park GA Production	1014435	AZPACK Canning Company	MISSING	0	N/A	0
147317	11.5ZCNX12 GLAC VW ENGY ORN	9164	College Park GA Production	1014435	AZPACK Canning Company	MISSING	0	N/A	0
146797	15ZCN6X4P MNSTR MUSCLE PNT	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147096	1.9ZPTX6 MM DRPS RBRY LMNAD	9164	College Park GA Production	1014435	CELMARK INTERNATIONAL	MISSING	0	N/A	0
147213	64ZPTX8 GP UNSWT BLK T	9164	College Park GA Production	1014435	NORTHAMPTON THERMAL PLANT	#N/A	#N/A	#N/A	P
147291	23ZCNX12 PEACE T PNK LMNAD	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147292	23ZCNX12 PEACE T SNO BRY	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147294	23ZCNX12 PEACE T TX STYL SW	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147307	2LPTSX8 DR PEP VAN FLOAT	9163	Marietta GA Production	9163	Marietta GA Production	#N/A	#N/A	#N/A	P
147469	355 ML MEXICAN CLASSIC FIFA	9164	College Park GA Production	1188878	MEXICAN COKE	#N/A	#N/A	#N/A	P
147095	1.9ZPTX6 MM DRPS LMNAD	9164	College Park GA Production	1014435	CELMARK INTERNATIONAL	MISSING	0	N/A	0
146817	64ZPTX8 GP SWT BLK T	9164	College Park GA Production	1014435	NORTHAMPTON THERMAL PLANT	#N/A	#N/A	#N/A	P
147005	3ZPTX6 GLAC VW ZRO DRPS REV	9164	College Park GA Production	7822	Indianapolis IN Production	R	400	N/A	3x3 PALLETS
147306	12ZCN2X12P DR PEP VAN FLOAT	9191	Cleveland TN Production	9191	Cleveland TN Production	#N/A	#N/A	#N/A	P
147322	24ZCNX12 MNSTR ZRO ULTRA	9164	College Park GA Production	1160923	HANSEN BEVERAGE COMPANY	MISSING	0	N/A	0
147472	22ZPTX12 NOS CHRGD CTRS	9164	College Park GA Production	9084	Tampa FL Production	#N/A	#N/A	#N/A	P
135823	12ZPET X12 V8 VFSON CRANBRY BLKBRY	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
146206	2.5GBIB X1 SEAG GINGER ALE	1013100	#N/A	1013100	#N/A	MISSING	0	N/A	0
136677	2.77# X12 PWA MTN BERRY BLAST PWDR	1014435	UNITED CHATTANOOGA	1014435	UNITED CHATTANOOGA	MISSING	0	N/A	0
146621	2LPETSMG 4X2P DR PEPPER	9163	Marietta GA Production	9163	Marietta GA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
138305	8ZNR 1X12P COCA-COLA PARTY TUB	9164	College Park GA Production	9164	College Park GA Production	R	54	N/A	3x3 PALLETS
100233	SHELLS 2L8 /PLASTIC	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	P
100237	SHELLS 16/20/24/600ML	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
100238	SHELLS .5L/355ML/12OZPET	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
100239	SHELLS 1LT 12 POCKET	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
100267	PALLETS REG.	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
100272	40X48 PALLETS RED TIP	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
103175	8ZNR 4X6P CLASSIC PR1	9163	Marietta GA Production	9163	Marietta GA Production	R	54	N/A	3x3 PALLETS
114390	CHEP PALLETS (BLUE)	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
118381	40X48 PALLETS REG	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
129080	RECYCLE TOTE EMPTY	9191	Cleveland TN Production	9191	Cleveland TN Production	#N/A	#N/A	#N/A	P
132550	SHELLS 2L8 CNTR/BOLT	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P
133260	12ZPET 24P DT COKE	9193	Cleveland TN Production 2	9193	Cleveland TN Production 2	R	60	N/A	3x3 PALLETS
147257	12ZCN12P COCA-COLA HOME DEPOT BACK PACK	9164	College Park GA Production	9164	College Park GA Production	R	36	N/A	3x3 PALLETS
404356	PALLETS PLASTIC 37X37	0	#N/A	0	#N/A	#N/A	#N/A	#N/A	P

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
100278	12ZCN4X6P COCA-COLA	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100281	12ZCN4X6P DT COKE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100287	12ZCN4X6P SPRITE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100722	12ZCN24P COCA-COLA	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100724	12ZCN24P DT COKE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100933	12ZCN20P COCA-COLA	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
100935	12ZCN20P DT COKE	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
100937	12ZCN20P SPRITE	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
101728	20ZPTX24 PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102579	20ZPTX24 CF DT COKE	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
102752	20ZPTX24 PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103029	20ZPTX24 SPRITE	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
103172	8ZNR4X6P COCA-COLA	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
103326	1LPT2X6P EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103369	1LPTX12 EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103769	500MLPT4X6P EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103895	2.5GBIBX1 HI-C PNK LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104139	2.5GBIBX1 MELLO YELLO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104148	2.5GBIBX1 HI-C FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104235	2.5GBIBX1 BQ RTBEER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104239	2.5GBIBX1 PA MTN BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104633	20LBCYLX1 CO2 FU#2	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
109147	2.5GBIBX1 MM LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
112260	1LPTX12 DAS	7541	Philadelphia PA Production	R	56	N/A	40X48 PALLETS RED TIP
112795	500MLPT4X6P DAS	8264	Hollywood FL Production	R	56	N/A	3x3 PALLETS
113141	2.5GBIB X1 MM ORC BST ORG BLND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
113143	2.5GBIB X1 MM ORC BST CRNBY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
114756	20ZPTX24 FA ORNG	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
114929	500MLPT2X12P DAS	8264	Hollywood FL Production	R	56	N/A	3x3 PALLETS
115304	20ZPTX24 MM LMNAD	8139	Silver Spring MD Production	R	42	N/A	3x3 PALLETS
115468	2.5GBIBX1 PIBB XTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
115583	12ZCN2X12P COCA-COLA FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
115584	12ZCN2X12P DT COKE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
115585	12ZCN2X12P CF DT COKE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
115586	12ZCN2X12P SPRITE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116015	12ZCN24P FA ORNG	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116149	12ZCN2X12P BQ RTBEER FP	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
116150	12ZCN2X12P MELLO YELLO FP	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
116151	12ZCN2X12P FA ORNG FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116153	12ZCN2X12P CF COCA-COLA FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116305	12ZCN2X12P CHRY COKE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116306	12ZCN2X12P DT CHRY COKE FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
116307	12ZCN2X12P FRESCA FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116308	12ZCN2X12P BQ DT RTBEER FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
116309	12ZCN2X12P PIBB XTRA FP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116320	12ZCN2X12P MM LMNAD FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116366	500MLPT24P DAS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
116456	12ZCN2X12P MM LT LMNAD FP	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
116460	12ZCN2X12P FA SBRY FP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116470	12ZCN2X12P FA GRP FP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116629	20ZPTX24 VAN COKE	8264	Hollywood FL Production	R	42	N/A	3x3 PALLETS
116662	12ZCN2X12P VAN COKE FP	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
117119	2.5GBIBX1 FA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
117687	20ZPTX24 PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
117817	2.5GBIB X1 MMAID LT LEMONADE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119311	12ZCN2X12P DT COKE LIM FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
119451	16ZCNX24 FULL THR	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
119516	300MLPTX24 DAS	7522	Maspeth NY Production	R	80	N/A	3x3 PALLETS
119702	450MLPTX24 MM JTG APL J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119703	450MLPTX24 MM JTG CRNAPL RB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119706	450MLPTX24 MM JTG CRN GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119707	450MLPTX24 MM JTG ORNG J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119791	12ZCN2X12P SPRITE ZRO FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
119827	20ZPTX24 DT COKE	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
121508	12ZCN2X12P DT COKE SPLNDA F	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
121750	12ZCN2X12P COCA-COLA ZRO FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
122109	12ZCN2X12P FRESCA PCH FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
122151	2.5GBIBX1 COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
122327	12ZCN2X12P FA ORNG ZRO FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
122366	355MLNR24P COCA-COLA MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123142	2.5GBIB X1 SEAG TONIC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123159	12ZCN24P COCA-COLA ZRO SC	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
123367	32ZPTX15 PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123369	32ZPTX15 PA LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123371	32ZPTX15 PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123372	32ZPTX15 PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
124359	12ZCN20P COCA-COLA ZRO	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
124384	12ZCN24P SPRITE SC	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
124580	10ZPTX24 MM JTG APL J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
124581	10ZPTX24 MM JTG ORNG J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125491	12ZCN2X12P COKE CHRY ZRO FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
125622	20ZPT3X8P PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125623	20ZPT3X8P PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125624	20ZPT3X8P PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125625	20ZPT3X8P PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126073	32ZPTX15 PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126583	355MLNRX24 SPRITE MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
127105	500MLPT4X6P COCA-COLA ZRO	8264	Hollywood FL Production	R	56	N/A	3x3 PALLETS
128037	22ZPTX12 NOS ENGY	8480	Abilene TX Production	R	84	N/A	3x3 PALLETS
128259	16ZCNX24 NOS ENGY	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
128404	12ZPET X12 V8 VEG JUICE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128405	12ZPET X12 V8 SPICY HOT JUICE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128407	12ZPET X12 V8 VFSON POM BLBRY JU	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128408	12ZPET X12 V8 VFSON STWBR BAN JU	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128409	16ZPET X12 V8 SPLASH BERRY BLEND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128410	16ZPET X12 V8 SPLASH STWBRY KIWI	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128411	16OZPET1X12LS V8 SPLASH TROP BLEND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128419	2.5GBIBX1 GP GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129086	20ZPET X24 GLAC VITWTR DEFENSE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129088	20ZPTX24 GLAC VW ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129089	20ZPTX24 GLAC VW ESNTL.	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129090	20ZPTX24 GLAC VW FOCUS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129093	20ZPTX24 GLAC VW PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129095	20ZPTX24 GLAC VW REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129097	20ZPTX24 GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129252	1LPTX12 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129253	1.5LPTX12 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129254	20ZPTX24 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129257	32ZPTX15 GLAC VW REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129258	32ZPTX15 GLAC VW PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129274	20ZPET 12P GLAC VITWTR VARIETY PK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129294	20ZPTX24 PA SBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129295	32ZPTX15 PA SBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129308	13.5ZPET X12 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130466	32ZPTX15 PA ZRO SBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130467	32ZPTX15 PA ZRO GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130468	32ZPTX15 PA ZRO MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130470	20ZPT3X8P PA ZRO GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130471	20ZPT3X8P PA ZRO MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130493	16ZCNX24 NOS GRP	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
130629	32ZPTX15 GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132296	700MLPTX24 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132394	16ZPTX24 DT COKE	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132398	16ZPTX24 COCA-COLA	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132399	16ZPTX24 COCA-COLA ZRO	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132400	16ZPTX24 SPRITE	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132528	2LPTSX8 CF DT COKE	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132529	2LPTSX8 CHRY COKE	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132530	2LPTSX8 COCA-COLA	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132531	2LPTSX8 COCA-COLA ZRO	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132532	2LPTSX8 DT COKE	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132539	2LPTSX8 SPRITE ZRO	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132540	2LPTSX8 SPRITE	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132541	2LPTSX8 BQ RTBEER	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132542	2LPTSX8 FA GRP	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132543	2LPTSX8 FA ORNG	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132545	2LPTSX8 FRESCA	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132546	2LPTSX8 MELLO YELLO	8042	Sandston VA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132551	2LPTSX8 MM LMNAD	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132766	2.5GBIBX1 GP PREM UNSWT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132858	16.9ZPTX12 HA ORGANIC ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
132859	16.9ZPTX12 HA ORGANIC POM B	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132861	16.9ZPTX12 HT ORGANIC HNY G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133102	16ZCNX24 MNSTR KHAOS ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133108	16ZCN6X4P MNSTR LO CARB ENG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133109	16ZCN6X4P MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133129	16ZCNX24 MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133131	16ZCNX24 MNSTR LO CARB ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133132	16ZCNX24 MNSTR ASSAULT ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133133	16ZCAN X24 MONSTER M 80 ENGY + JUICE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133145	24ZCNX12 MEGA MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133147	24ZCNX12 MEGA MNSTR LO CARB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133153	16ZCN6X4P MNSTR KHAOS ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134837	32ZPTX15 PA ZRO ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134838	32ZPTX15 PA ZRO LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134846	355MLNRG 24P FTA ORANGE MEX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134923	15ZCNX12 JAVA MNSTR IRISH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134926	15ZCNX12 JAVA MNSTR MEAN BE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134929	15ZCNX12 JAVA MNSTR LOCA MO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135239	1LPT2X6P GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135245	7.5ZCN3X8P COCA-COLA	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135246	7.5ZCN3X8P COCA-COLA ZRO	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135247	7.5ZCN3X8P DT COKE	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135248	7.5ZCN3X8P SPRITE	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135249	500MLPT4X6P GP SWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135251	16ZCNX12 FULL THR RED BRY	7830	Portland IN Production	R	160	N/A	40X48 PALLETS RED TIP
135279	7.5ZCN3X8P FA ORNG	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135333	18.5ZPTX12 GP SWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135334	18.5ZPTX12 GP DT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135335	18.5ZPTX12 GP LMN SWT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135336	18.5ZPTX12 GP GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135337	18.5ZPTX12 GP UNSWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135450	12ZPT3X8P DAS	7921	Eagan MN Production	R	72	N/A	3x3 PALLETS
135478	10.1ZPTX12 TUM YUM ORNG-ARI	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135479	10.1ZPTX12 TUM YUM VERY BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135481	10.1ZPTX12 TUM YUM GRNST AP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135482	10.1ZPTX12 TUM YUM SOURSTNL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135565	16ZCNX24 FULL THR BLU AG	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
135573	32ZPTX15 PA WHT CHRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135589	10.1ZPTX12 TUM YUM FRTABULS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136106	20ZPTX24 GLAC VWZ XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136107	20ZPTX24 GLAC VWZ SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136108	20ZPTX24 GLAC VWZ RISE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136109	20ZPTX24 GLAC VWZ GO GO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136494	16ZCNX12 NOS LOADED CHRY EN			#N/A	#N/A	#N/A	#N/A
136525	16.9ZPTX12 HT ORGANIC HLF T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136793	16ZCN2X10P MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136794	16ZCN2X10P MNSTR LO CARB EN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137072	1.25LPTSX12 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137073	1.25LPTSX12 DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137074	1.25LPTSX12 COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137075	1.25LPTSX12 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137076	1.25LPTSX12 FA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137113	16ZCN6X4P MNSTR ENGY ABS ZR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137325	2ZPTX12 WORX ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137400	16ZCNX24 MNSTR ENGY ABS ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137699	15ZCNX12 JAVA MNSTR VAN LT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137700	15ZCNX12 JAVA MNSTR KONA BL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137763	32ZPTX15 PA ZRO FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137765	20ZPTX24 GLAC VWZ GLOW	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137799	20ZPT3X8P PA ZRO FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137830	16.9ZPTX12 FUZE SLNDRZ CRNB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137831	16.9ZPTX12 FUZE SLNDRZ SBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137832	16.9ZPTX12 FUZE SLNDRZ BLUB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137833	16.9ZPTX12 FUZE SLNDRZ TRPC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137834	16.9ZPTX12 FUZE SLNDRZ POM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137836	16.9ZPTX12 FUZE PCH MNGO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137837	16.9ZPTX12 FUZE BAN COL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137869	16ZCNX12 NOS CHARGED CTRS	8588	Gulfgate TX Production	R	80	N/A	3x3 PALLETS
137910	16ZPTX24 CHRY COKE	9511	Twinsburg OH Production	R	56	N/A	3x3 PALLETS
138036	15.5ZCNX24 MNSTR REHAB T LM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138037	15.5ZCN6X4P MNSTR REHAB T L	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138045	5ZNRX24 MNSTR ENGY M3 SPR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138303	20ZPET 12P GLAC VITWTR ZERO VARIETY PK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138319	23ZCNX12 MNSTR REHAB T LMNA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
138320	24ZCNX12 MNSTR ENGY ABS ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138563	15.5ZCNX24 MNSTR REHB GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138564	15.5ZCNX24 MNSTR REHB ROJO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138582	15.5ZCN6X4P MNSTR REHB ROJO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142716	16.9ZPT4X6P GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142717	16.9ZPT4X6P GLAC VW PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142718	16.9ZPT4X6P GLAC VW REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142719	16.9ZPT4X6P GLAC VWZ XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142720	16.9ZPT4X6P GLAC VWZ SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142721	16.9ZPT4X6P GLAC VWZ RISE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143857	15.5ZCN2X10P MNSTR REHAB T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143893	16.9ZPTX12 HT ORGANIC NOT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143900	16ZCN2X10P MNSTR ENGY ABS Z	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143911	16.9ZNRX12 MNSTR ENGY UBERM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143932	18.5ZPTX12 GP LMNAD T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144088	16ZCAN X24 FANTA ORANGE			#N/A	#N/A	#N/A	#N/A
144089	16ZCNX24 SPRITE	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
144163	15.5ZCNX24 MNSTR REHB ORNGA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144169	12ZPT2X12P PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144170	12ZPT2X12P PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144171	450MLPTX24 MM SBRY PSN JTG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144172	450MLPTX24 MM JTG FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144207	1.26LBCSTRX8 PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144208	1.22LBCSTRX8 PA MTN BRY BLS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144651	14ZPTX12 ZICO NTRAL CCNT WT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144652	1LTRAX12 ZICO NTRAL CCNT WT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144653	11.2ZTRAX12 ZICO NTRAL CCNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144659	14ZPTX12 ZICO CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144675	2.5GBIB X1 FUZE TEA RASB (5.50+1)	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144828	11.5ZPTX12 CORE PWR CHOC LT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144829	11.5ZPTX12 CORE PWR SBRY BA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144830	11.5ZPTX12 CORE PWR CHOC 26	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144831	11.5ZPTX12 CORE PWR VAN 26G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144866	20ZPTX24 FUZE ICE T LMN	8139	Silver Spring MD Production	R	48	N/A	3x3 PALLETS
144868	20ZPTX24 FUZE ICE T SBRY RE	8139	Silver Spring MD Production	R	48	N/A	3x3 PALLETS
144873	1.9ZPTX6 DAS DRPS SBRY KIWI	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144874	1.9ZPTX6 DAS DRPS PNK LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144875	1.9ZPTX6 DAS DRPS PAPL CCNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144876	1.9ZPTX6 DAS DRPS MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145098	500MLPT4X6P GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145104	16ZCNX24 MNSTR ENGY DUB BLR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145105	16ZCNX24 MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145106	15ZCNX12 JAVA MNSTR KONA CA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145126	12ZCNX12 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145127	12ZCNX12 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145128	12ZCNX12 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145158	2LPTSX8 FUZE ICE T LMN	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
145159	2LPTSX8 FUZE ICE T SBRY RED	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145160	12ZCN2X12P FUZE ICE T LMN F	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145170	12ZCN2X12P FUZE ICE T SBRY	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145171	12ZCN2X12P FUZE HLF T HLF L	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145188	20ZPTX24 GLAC VWZ PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145206	20ZPTX24 GLAC VWZ REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145235	355MLNR4X6P COCA-COLA MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145277	16ZCNX24 DT COKE	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
145281	16ZCNX24 MNSTR ENGY DUB MAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145309	1LTRAX12 ZICO CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145388	16ZCN6X4P MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145482	12ZPT2X12P PA ZRO MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145491	12ZPT3X8P GLAC VW ESNTL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145493	12ZPT3X8P GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145496	12ZPT3X8P GLAC VW SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145841	16ZCN2X10P MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145842	8ZCN2X12P MNSTR ZRO ULTRA F	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145909	20ZPTX24 GLAC VW SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145911	16.9ZPTX12 GLAC FW WTRMLN P	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145913	16.9ZPTX12 GLAC FW BLK RBRY	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145915	16.9ZPTX12 GLAC FW LMN LIM	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145917	16.9ZPTX12 GLAC FW ORNG MNG	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145919	16.9ZPTX12 GLAC FW SBRYKIWI	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145929	15.5ZCNX24 MNSTR REHAB PNK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145930	14ZPTX12 ZICO PAPL CCNT WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145932	12ZCN4X6P FULL THR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145962	7.5ZCN2X12P MNSTR REHAB T L	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
145963	8ZCN2X12P MNSTR LO CARB ENG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145964	8ZCN2X12P MNSTR ENGY FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145965	8ZCN2X12P MNSTR ENGY ABS ZR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145967	32ZPTX15 PA MLN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145984	1.9ZPTX6 DAS DRPS CHRY POM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145985	1.9ZPTX6 DAS DRPS GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145996	12ZCN4X6P NOS ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145998	16ZCNX12 NOS ZRO	7830	Portland IN Production	R	160	N/A	40X48 PALLETS RED TIP
146042	2LPTSX8 SG GALE	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146125	12ZCN2X12P SG GALE FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
146287	3ZPTX6 PA ZRO DRPS MTN BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146288	3ZPTX6 PA ZRO DRPS FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146289	3ZPTX6 PA ZRO DRPS ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146300	16ZCNX24 MNSTR ENGY ULTRA B	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146301	15ZCNX12 MUSCLE MNSTR COF S	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146302	15ZCNX12 MNSTR MUSCLE CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146303	15ZCNX12 MNSTR MUSCLE VAN W	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146533	12ZCN2X12P COCA-COLA ZRO CF	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146536	2LPTSX8 COCA-COLA ZRO CF	7660	New Orleans LA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146676	11.5ZPTX12 CORE PWR BAN 26G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146717	12ZCAN SLK 4X6P PB DT COKE PR1	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146770	16ZCN6X4P MNSTR ENGY ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146771	16ZCNX24 MNSTR ENGY ULTRA R	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146858	16ZCNX24 COCA-COLA CHILL P1	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146886	15.5ZCN6X4P MNSTR REHAB PNK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146937	15ZCNX12 MNSTR MUSCLE STBY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146980	16ZCAN X24 COCA-COLA ZERO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100283	12ZCN4X6P CF DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100304	12ZCN4X6P FA ORNG	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
100725	12ZCN24P CF DT COKE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100733	12ZCN24P MELLO YELLO	7921	Eagan MN Production	R	100	N/A	40X48 PALLETS
101998	1LPTX12 SPRITE	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
102748	20ZPTX24 BQ RTBEER	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
102751	20ZPTX24 PA LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102759	20ZPTX24 CHRY COKE	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
102879	10ZNR 4X6P SEAG TONIC	7822	Indianapolis IN Production	R	64	N/A	3x3 PALLETS
102881	10ZNR 4X6P SEAG CLUB SODA	7822	Indianapolis IN Production	R	64	N/A	3x3 PALLETS
102979	1LPTX12 DT COKE	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103173	8ZNR4X6P DT COKE	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
103174	8ZNR4X6P SPRITE	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
103331	1LPTX12 SG CLB SODA	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP
103332	1LPTX12 SG TONIC	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS
103370	1.5LPTX12 EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103410	330MLPT4X6P EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103503	1LPTX12 COCA-COLA	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103936	5GBIBX1 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103938	5GBIBX1 DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103944	5GBIBX1 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104135	2.5GBIB X1 PADE FRUIT PUNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
113146	2.5GBIB X1 MM ORC BST PINAPPLE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
115313	20ZPTX24 FA GRP	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
116663	20ZPTX24 PIBB XTRA	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
117577	12ZCN2X12P TAB FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
119256	12ZCN20P FA ORNG	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
121039	20ZPTX24 DAS LMN	8042	Sandston VA Production	R	54	N/A	40X48 PALLETS RED TIP
121939	20ZPTX24 DAS SBRY	8042	Sandston VA Production	R	54	N/A	40X48 PALLETS RED TIP
122360	355MLNRG X24 CLASSIC MEX COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123292	20ZPTX24 PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125492	20ZPTX24 COKE CHRY ZRO	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
125681	20ZPT3X8P PA LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126582	355MLNRG X24 FTA ORANGE MEX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128401	12ZCN24P SPRITE ZRO SC	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
132527	2LPTSX8 CF COCA-COLA	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132544	2LPETS X8 MG FANTA STRWBRY	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132547	2LPTSX8 PIBB XTRA	9311	Memphis TN Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132838	2.5GBIBX1 GP SOUTHERN STYLE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132862	16.9ZPTX12 HT ORGANIC PCH W	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134166	12ZPT3X8P SPRITE ZRO	8264	Hollywood FL Production	R	72	N/A	3x3 PALLETS
134848	20ZPTX24 FA ORNG ZRO	8139	Silver Spring MD Production	R	42	N/A	3x3 PALLETS
135287	7.5ZCN3X8P SPRITE ZRO	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
137863	12ZCN2X12P MELLO YELLO ZRO	9511	Twinsburg OH Production	R	104	N/A	3x3 PALLETS
137896	20ZPTX24 MELLO YELLO ZRO			#N/A	#N/A	#N/A	#N/A
144630	1LPTX12 FUZE ICE T LMN	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP
144632	1LPTX12 FUZE HLF T HLF LMNA	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
144633	1LPTX12 FUZE BRY PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144634	1LPTX12 FUZE SBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145161	12ZCN2X12P FUZE ICE T DT LM	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145483	12ZPT2X12P PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145484	12ZPT2X12P PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145822	2LPTSX8 MM PCH	8557	Bissonnet TX Production	R	40	SHELLS 2L8 /PLASTIC	3x3 PALLETS
146045	1LPTX12 SG GALE	7541	Philadelphia PA Production	R	40	N/A	PALLETS PLASTIC 37X37
146048	20ZPET X24 SEAG GINGER ALE	9084	Tampa FL Production	R	54	N/A	40X48 PALLETS RED TIP
146128	7.5ZCN3X8P SG GALE			#N/A	#N/A	#N/A	#N/A
146336	16ZCNX24 MELLO YELLO	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
146727	12ZCN4X6P COCA-COLA PB	7803	Cincinnati OH Production	R	96	N/A	3x3 PALLETS
146728	12ZCN4X6P DT COKE PB	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
146729	12ZCN4X6P COCA-COLA ZRO PB	7803	Cincinnati OH Production	R	96	N/A	3x3 PALLETS
146730	12ZCN4X6P SPRITE PB	8163	Baltimore MD Production	R	96	N/A	3x3 PALLETS
146731	12ZCN4X6P FA ORNG PB	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
146960	15.2ZPTX24 MM TRPCL BLND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146962	15.2ZPTX24 MM BRY BLND NEC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147038	19.2ZCAN X24 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147080	19.2ZCNX24 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147198	18.6ZCNX12 MNSTR ENGY IMPOR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
0	0	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102079	500MLPTS4X6P COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102080	500MLPTS4X6P SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102603	20ZPTSX24 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102656	20ZPTSX24 MELLO YELLO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103408	500MLPTX24 EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103887	2.5GBIBX1 DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103888	2.5GBIBX1 CHRY COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103889	2.5GBIBX1 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104134	2.5GBIBX1 CF DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
116832	24ZPT4X6P DAS			#N/A	#N/A	#N/A	#N/A
118838	24Z X1 TUMBLER ER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119790	20ZPTSX24 SPRITE ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
121146	12ZCN32P COCA-COLA	9281	Jacksonville FL Production	R	80	N/A	CHEP PALLETS (BLUE)
121147	12ZCN32P DT COKE	9281	Jacksonville FL Production	R	80	N/A	CHEP PALLETS (BLUE)
121149	12ZCN32P SPRITE	9281	Jacksonville FL Production	R	80	N/A	CHEP PALLETS (BLUE)
121751	20ZPTSX24 COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137324	2ZPTX12 WORX ENGY ORIG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146622	16ZCN24P NOS ENGY			#N/A	#N/A	#N/A	#N/A
102081	500MLPTS4X6P DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102142	500MLPTS4X6P CF DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104153	2.5GBIBX1 HI-C ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
113098	500MLPTS4X6P DAS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
114025	12ZCN20P MELLO YELLO	7803	Cincinnati OH Production	R	96	N/A	3x3 PALLETS
114049	12ZCN4X6P VRTY PK CARB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
112309	20ZPTSX24 DAS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
116485	8ZNR24P COCA-COLA CLB	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
120443	500MLPTS4X6P SPRITE ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125596	12ZPTS3X8P COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125598	12ZPTS3X8P DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126534	12ZPTS3X8P SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126813	12ZCN32P COCA-COLA ZRO	9281	Jacksonville FL Production	R	80	N/A	3x3 PALLETS
118841	24Z X1 TUMBLER CR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126528	12ZPTS3X8P CF DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125602	12ZPTS3X8P COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133259	12ZPT24P COCA-COLA	8139	Silver Spring MD Production	R	64	N/A	3x3 PALLETS
134212	2LPTSX8 COKE CHRY ZRO	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134386	500MLPT32P DAS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134979	2LPT2X4P DT COKE	7520	Elmsford NY Production	R	40	N/A	CHEP PALLETS (BLUE)
135250	500MLPT4X6P GP DT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134978	2LPT2X4P COCA-COLA	7520	Elmsford NY Production	R	40	N/A	CHEP PALLETS (BLUE)
129096	20ZPTX24 GLAC VW VITAL-T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136105	2LPT2X4P SPRITE	7520	Elmsford NY Production	R	40	N/A	CHEP PALLETS (BLUE)
144864	500MLPT4X6P MELLO YELLO			#N/A	#N/A	#N/A	#N/A
138204	500MLPT24P DAS MP	8714	Downey CA Production	R	72	N/A	CHEP PALLETS (BLUE)
146295	23ZCNX12 PEACE T CADDY SHAC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146772	15ZCN6X4P MNSTR MUSCLE CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146773	15ZCN6X4P MNSTR MUSCLE VAN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147003	3ZPTX6 GLAC VW ZRO DRPS RIS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146294	23ZCNX12 PEACE T SWT LMN T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146297	23ZCNX12 PEACE T RAZZLEBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146296	23ZCNX12 PEACE T GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146817	64ZPTX8 GP SWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146871	16ZCNX12 NOS CHARGED CTRS Z	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Johnson City
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
147004	3ZPTX6 GLAC VW ZRO DRPS SQZ	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147099	12ZCN2X12P DAS SPKLG LIM FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147101	12ZCN2X12P DAS SPKLG BRY FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147103	12ZCN2X12P DAS SPKLG LMN FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147161	19.2ZCNX24 SPRITE 6 MIX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147186	20ZPTX24 GLAC VWZ FOCUS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147201	32ZPTX15 PA TRPCL MNGO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147293	23ZCNX12 PEACE T GA PCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147294	23ZCNX12 PEACE T TX STYL SW	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147310	16ZCN6X4P MNSTR ENGY ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147313	11.5ZCNX12 GLAC VW ENGY SBR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147322	24ZCNX12 MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146797	15ZCN6X4P MNSTR MUSCLE PNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147002	3ZPTX6 GLAC VW ZRO DRPS XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147005	3ZPTX6 GLAC VW ZRO DRPS REV	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147097	1.9ZPTX6 MM DRP FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147098	1.9ZPTX6 MM DRPS MNGO TRPCL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147105	12ZCN2X12P DAS SPKLG APL FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147157	20ZPTX24 SPRITE 6 MIX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147291	23ZCNX12 PEACE T PNK LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147292	23ZCNX12 PEACE T SNO BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147315	11.5ZCNX12 GLAC VW ENGY BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147317	11.5ZCNX12 GLAC VW ENGY ORN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147096	1.9ZPTX6 MM DRPS RBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147246	16ZCNBLKX12 NOS CHARGED CTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147469	355 ML MEXICAN CLASSIC FIFA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147095	1.9ZPTX6 MM DRPS LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147213	64ZPTX8 GP UNSWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147472	22ZPTX12 NOS CHRGD CTRS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133031	16.9ZPET X12 HNST ADE ORGANIC SUPRFRT PU	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135823	12ZPET X12 V8 VFSON CRANBRY BLKBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144679	2.5GBIBX1 GP RBRY T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146628	19.2ZCAN X24 COCA-COLA CHERRY ZERO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146206	2.5GBIB X1 SEAG GINGER ALE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100237	SHELLS 16/20/24/600ML	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100238	SHELLS .5L/355ML/12OZPET	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100239	SHELLS 1LT 12 POCKET	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100252	CO2 CYL 20LB#2 EMPTY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100267	PALLETS REG.	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100272	40X48 PALLETS RED TIP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103175	8ZNR 4X6P CLASSIC PR1			#N/A	#N/A	#N/A	#N/A
104136	2.5GBIB X1 PADE LEMON LIME	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
113142	2.5GBIB X1 MM ORC BST APPLE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
114390	CHEP PALLETS (BLUE)	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
118381	40X48 PALLETS REG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
118840	32Z X1 TUMBLER ER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129080	RECYCLE TOTE EMPTY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132550	SHELLS 2L8 CNTR/BOLT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132612	2LPTSX8 MM PNK LMNAD	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
133260	12ZPET 24P DT COKE			#N/A	#N/A	#N/A	#N/A
137639	12ZCAN SLK 4X6P PB DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143874	500MLPETC 4X6P CLASSIC P1	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146574	12ZCAN 35P COKE CLASSIC	9281	Jacksonville FL Production	#N/A	#N/A	#N/A	#N/A
146575	12ZCAN 35P DT COKE	9281	Jacksonville FL Production	#N/A	#N/A	#N/A	#N/A
146576	12ZCAN 35P SPRITE	9281	Jacksonville FL Production	#N/A	#N/A	#N/A	#N/A
146654	19.2ZCAN 2X12P COCA-COLA ZERO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147257	12ZCN12P COCA-COLA HOME DEPOT BACK PACK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146156	10.1ZPET 1X15P TUM YUM VARIETY PK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
404356	PALLETS PLASTIC 37X37	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Morristown
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
100278	12ZCN4X6P COCA-COLA	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100281	12ZCN4X6P DT COKE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100287	12ZCN4X6P SPRITE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100722	12ZCN24P COCA-COLA	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100724	12ZCN24P DT COKE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100933	12ZCN20P COCA-COLA	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
100935	12ZCN20P DT COKE	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
100937	12ZCN20P SPRITE	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
101728	20ZPTX24 PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102279	500MLPT4X6P COCA-COLA			#N/A	#N/A	#N/A	#N/A
102280	500MLPT4X6P DT COKE			#N/A	#N/A	#N/A	#N/A
102281	500MLPT4X6P SPRITE			#N/A	#N/A	#N/A	#N/A
102579	20ZPTX24 CF DT COKE	9082	Orlando FL Production	R	54	N/A	40X48 PALLETS RED TIP
102752	20ZPTX24 PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102782	20ZPTX24 MELLO YELLO			#N/A	#N/A	#N/A	#N/A
103029	20ZPTX24 SPRITE	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
103172	8ZNR4X6P COCA-COLA	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
103326	1LPT2X6P EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103369	1LPTX12 EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103769	500MLPT4X6P EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103895	2.5GBIBX1 HI-C PNK LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103996	5GBIBX1 DR PEP	7221	San Antonio TX Production	R	36	N/A	CHEP PALLETS (BLUE)
104139	2.5GBIBX1 MELLO YELLO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104148	2.5GBIBX1 HI-C FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104235	2.5GBIBX1 BQ RTBEER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104239	2.5GBIBX1 PA MTN BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104633	20LBCYLX1 CO2 FU#2	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
109147	2.5GBIBX1 MM LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
112259	20ZPTX24 DAS	9281	Jacksonville FL Production	R	54	N/A	40X48 PALLETS RED TIP
112260	1LPTX12 DAS	7541	Philadelphia PA Production	R	56	N/A	40X48 PALLETS RED TIP
112795	500MLPT4X6P DAS	8264	Hollywood FL Production	R	56	N/A	3x3 PALLETS
114756	20ZPTX24 FA ORNG	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
114929	500MLPT2X12P DAS	8264	Hollywood FL Production	R	56	N/A	3x3 PALLETS
115304	20ZPTX24 MM LMNAD	8139	Silver Spring MD Production	R	42	N/A	3x3 PALLETS
115468	2.5GBIBX1 PIBB XTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
115583	12ZCN2X12P COCA-COLA FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
115584	12ZCN2X12P DT COKE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
115585	12ZCN2X12P CF DT COKE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
115586	12ZCN2X12P SPRITE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116015	12ZCN24P FA ORNG	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116149	12ZCN2X12P BQ RTBEER FP	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
116150	12ZCN2X12P MELLO YELLO FP	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
116151	12ZCN2X12P FA ORNG FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116153	12ZCN2X12P CF COCA-COLA FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116305	12ZCN2X12P CHRY COKE FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116306	12ZCN2X12P DT CHRY COKE FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
116307	12ZCN2X12P FRESCA FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116308	12ZCN2X12P BQ DT RTBEER FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
116309	12ZCN2X12P PIBB XTRA FP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116320	12ZCN2X12P MM LMNAD FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116366	500MLPT24P DAS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
116456	12ZCN2X12P MM LT LMNAD FP	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
116460	12ZCN2X12P FA SBRY FP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116470	12ZCN2X12P FA GRP FP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
116472	12ZCN2X12P MM PNK LMNAD FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
116533	20ZPTX24 MM PNK LMNAD			#N/A	#N/A	#N/A	#N/A
116629	20ZPTX24 VAN COKE	8264	Hollywood FL Production	R	42	N/A	3x3 PALLETS
116662	12ZCN2X12P VAN COKE FP	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
117119	2.5GBIBX1 FA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
117603	12ZCN2X12P DR PEP FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
117604	12ZCN2X12P DT DR PEP FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
117606	12ZCN2X12P CF DT DR PEP FP	9307	West Memphis AR Production	R	104	N/A	3x3 PALLETS
117634	12ZCN4X6P DR PEP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
117687	20ZPTX24 PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
117783	12ZCN20P DR PEP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
117794	12ZCN20P DT DR PEP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
117817	2.5GBIBX1 MM LT LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119311	12ZCN2X12P DT COKE LIM FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
119451	16ZCNX24 FULL THR	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
119516	300MLPTX24 DAS	7522	Maspeth NY Production	R	80	N/A	3x3 PALLETS
119702	450MLPTX24 MM JTG APL J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119703	450MLPTX24 MM JTG CRNAPL RB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119706	450MLPTX24 MM JTG CRN GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119707	450MLPTX24 MM JTG ORNG J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119791	12ZCN2X12P SPRITE ZRO FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
119826	20ZPTX24 COCA-COLA			#N/A	#N/A	#N/A	#N/A
119827	20ZPTX24 DT COKE	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
121508	12ZCN2X12P DT COKE SPLNDA F	9281	Jacksonville FL Production	R	104	N/A	3x3 PALLETS
121750	12ZCN2X12P COCA-COLA ZRO FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
122151	2.5GBIBX1 COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
122327	12ZCN2X12P FA ORNG ZRO FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
122366	355MLNR24P COCA-COLA MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123159	12ZCN24P COCA-COLA ZRO SC	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
123367	32ZPTX15 PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123369	32ZPTX15 PA LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123371	32ZPTX15 PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123372	32ZPTX15 PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
123704	12ZCN24P DR PEP SC	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
123809	12ZCN24P DT DR PEP SC	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
124359	12ZCN20P COCA-COLA ZRO	9164	College Park GA Production	R	96	N/A	3x3 PALLETS
124384	12ZCN24P SPRITE SC	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
124580	10ZPTX24 MM JTG APL J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
124581	10ZPTX24 MM JTG ORNG J	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125491	12ZCN2X12P COKE CHRY ZRO FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
125622	20ZPT3X8P PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125623	20ZPT3X8P PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125624	20ZPT3X8P PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125625	20ZPT3X8P PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126073	32ZPTX15 PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126583	355MLNRX24 SPRITE MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
127105	500MLPT4X6P COCA-COLA ZRO	8264	Hollywood FL Production	R	56	N/A	3x3 PALLETS
128037	22ZPTX12 NOS ENGY	8480	Abilene TX Production	R	84	N/A	3x3 PALLETS
128259	16ZCNX24 NOS ENGY	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
128404	12ZPET X12 V8 VEG JUICE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128405	12ZPET X12 V8 SPICY HOT JUICE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128407	12ZPET X12 V8 VFSON POM BLBRY JU	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128408	12ZPET X12 V8 VFSON STWBR BAN JU	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128409	16ZPET X12 V8 SPLASH BERRY BLEND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128410	16ZPET X12 V8 SPLASH STWBRY KIWI	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Morristown
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
128411	16OZPET1X12LS V8 SPLASH TROP BLEND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128419	2.5GBIBX1 GP GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129086	20ZPTX24 GLAC VW DEFENSE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129088	20ZPTX24 GLAC VW ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129089	20ZPTX24 GLAC VW ESNTL.	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129090	20ZPTX24 GLAC VW FOCUS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129093	20ZPTX24 GLAC VW PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129095	20ZPTX24 GLAC VW REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129097	20ZPTX24 GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129252	1LPTX12 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129253	1.5LPTX12 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129254	20ZPTX24 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129257	32ZPTX15 GLAC VW REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129258	32ZPTX15 GLAC VW PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129262	32ZPTX15 GLAC VW ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129274	20ZPT12P GLAC VW VRTY PK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129294	20ZPTX24 PA SBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129295	32ZPTX15 PA SBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129308	13.5ZPET X12 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130466	32ZPTX15 PA ZRO SBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130467	32ZPTX15 PA ZRO GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130468	32ZPTX15 PA ZRO MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130470	20ZPT3X8P PA ZRO GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130471	20ZPT3X8P PA ZRO MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
130493	16ZCNX24 NOS GRP	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
130629	32ZPTX15 GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
131673	8.5ZALBX24 DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132296	700MLPTX24 GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132394	16ZPTX24 DT COKE	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132398	16ZPTX24 COCA-COLA	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132399	16ZPTX24 COCA-COLA ZRO	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132400	16ZPTX24 SPRITE	9082	Orlando FL Production	R	70	N/A	40X48 PALLETS RED TIP
132528	2LPTSX8 CF DT COKE	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132529	2LPTSX8 CHRY COKE	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132530	2LPTSX8 COCA-COLA	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132531	2LPTSX8 COCA-COLA ZRO	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132532	2LPTSX8 DT COKE	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132539	2LPTSX8 SPRITE ZRO	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132540	2LPTSX8 SPRITE	9281	Jacksonville FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132541	2LPTSX8 BQ RTBEER	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132542	2LPTSX8 FA GRP	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132543	2LPTSX8 FA ORNG	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132545	2LPTSX8 FRESCA	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132546	2LPTSX8 MELLO YELLO	8042	Sandston VA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132551	2LPTSX8 MM LMNAD	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132606	2LPTSX8 DR PEP	7660	New Orleans LA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132607	2LPTSX8 DT DR PEP	7660	New Orleans LA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132766	2.5GBIBX1 GP PREM UNSWT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132858	16.9ZPTX12 HA ORGANIC ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132859	16.9ZPTX12 HA ORGANIC POM B	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132861	16.9ZPTX12 HT ORGANIC HNY G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132894	500MLPT4X6P DT DR PEP			#N/A	#N/A	#N/A	#N/A
132895	500MLPT4X6P DR PEP			#N/A	#N/A	#N/A	#N/A
133102	16ZCNX24 MNSTR KHAOS ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133108	16ZCN6X4P MNSTR LO CARB ENG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133109	16ZCN6X4P MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133129	16ZCNX24 MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133131	16ZCNX24 MNSTR LO CARB ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133132	16ZCNX24 MNSTR ASSAULT ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133133	16ZCAN X24 MONSTER M 80 ENGY + JUICE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133145	24ZCNX12 MEGA MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133147	24ZCNX12 MEGA MNSTR LO CARB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133153	16ZCN6X4P MNSTR KHAOS ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133168	16ZPTX24 DR PEP	9511	Twinsburg OH Production	R	56	N/A	3x3 PALLETS
133169	16ZPTX24 DT DR PEP			#N/A	#N/A	#N/A	#N/A
133251	12ZCN2X12P DR PEP CHRY FP	9307	West Memphis AR Production	R	104	N/A	3x3 PALLETS
133255	20ZPTX24 DR PEP CHRY	7221	San Antonio TX Production	R	42	N/A	3x3 PALLETS
133257	12ZCN2X12P DT DR PEP CHRY F	9307	West Memphis AR Production	R	104	N/A	3x3 PALLETS
133475	20ZPTX24 DT DR PEP CHRY			#N/A	#N/A	#N/A	#N/A
133762	12ZPT3X8P COCA-COLA			#N/A	#N/A	#N/A	#N/A
133763	12ZPT3X8P DT COKE			#N/A	#N/A	#N/A	#N/A
133765	12ZPT3X8P COCA-COLA ZRO			#N/A	#N/A	#N/A	#N/A
133766	12ZPT3X8P SPRITE			#N/A	#N/A	#N/A	#N/A
134338	2LPTSX8 FA ORNG ZRO	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134384	18.6ZCNX24 MNSTR ENGY IMPOR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134402	2LPETSMG X8 DR PEPPER CHERR	9311	Memphis TN Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134501	12ZPT3X8P DR PEP			#N/A	#N/A	#N/A	#N/A
134837	32ZPTX15 PA ZRO ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134838	32ZPTX15 PA ZRO LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134846	355MLNRG 24P FTA ORANGE MEX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134847	2LPTSX8 DT DR PEP CHRY	9311	Memphis TN Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134923	15ZCNX12 JAVA MNSTR IRISH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134926	15ZCNX12 JAVA MNSTR MEAN BE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134929	15ZCNX12 JAVA MNSTR LOCA MO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135177	12ZPT3X8P DT DR PEP			#N/A	#N/A	#N/A	#N/A
135239	1LPT2X6P GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135245	7.5ZCN3X8P COCA-COLA	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135246	7.5ZCN3X8P COCA-COLA ZRO	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135247	7.5ZCN3X8P DT COKE	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135248	7.5ZCN3X8P SPRITE	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135249	500MLPT4X6P GP SWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135251	16ZCNX12 FULL THR RED BRY	7830	Portland IN Production	R	160	N/A	40X48 PALLETS RED TIP
135277	7.5ZCN3X8P DR PEP			#N/A	#N/A	#N/A	#N/A
135278	7.5ZCN3X8P DT DR PEP			#N/A	#N/A	#N/A	#N/A
135279	7.5ZCN3X8P FA ORNG	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
135333	18.5ZPTX12 GP SWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135334	18.5ZPTX12 GP DT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135335	18.5ZPTX12 GP LMN SWT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135336	18.5ZPTX12 GP GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135337	18.5ZPTX12 GP UNSWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135450	12ZPT3X8P DAS	7921	Eagan MN Production	R	72	N/A	3x3 PALLETS
135478	10.1ZPTX12 TUM YUM ORNG-ARI	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135479	10.1ZPTX12 TUM YUM VERY BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135481	10.1ZPTX12 TUM YUM GRNST AP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135482	10.1ZPTX12 TUM YUM SOURSTNL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135565	16ZCNX24 FULL THR BLU AG	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
135573	32ZPTX15 PA WHT CHRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135589	10.1ZPTX12 TUM YUM FRTABULS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136106	20ZPTX24 GLAC VWZ XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136107	20ZPTX24 GLAC VWZ SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136108	20ZPTX24 GLAC VWZ RISE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136109	20ZPTX24 GLAC VWZ GO GO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136494	16ZCNX12 NOS LOADED CHRY EN			#N/A	#N/A	#N/A	#N/A
136525	16.9ZPTX12 HT ORGANIC HLF T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136793	16ZCN2X10P MNSTR ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136794	16ZCN2X10P MNSTR LO CARB EN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Morristown
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
137072	1.25LPTSX12 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137073	1.25LPTSX12 DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137074	1.25LPTSX12 COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137075	1.25LPTSX12 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137076	1.25LPTSX12 FA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137113	16ZCN6X4P MNSTR ENGY ABS ZR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137325	2ZPTX12 WORX ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137400	16ZCNX24 MNSTR ENGY ABS ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137699	15ZCNX12 JAVA MNSTR VAN LT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137700	15ZCNX12 JAVA MNSTR KONA BL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137763	32ZPTX15 PA ZRO FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137765	20ZPTX24 GLAC VWZ GLOW	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137799	20ZPT3X8P PA ZRO FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137830	16.9ZPTX12 FUZE SLNDRZ CRNB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137831	16.9ZPTX12 FUZE SLNDRZ SBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137832	16.9ZPTX12 FUZE SLNDRZ BLUB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137833	16.9ZPTX12 FUZE SLNDRZ TRPC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137834	16.9ZPET X12 FUZE SLNDRZE POM ACAI BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137836	16.9ZPTX12 FUZE PCH MNGO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137837	16.9ZPTX12 FUZE BAN COL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137849	12ZCN2X12P DR PEP TEN FP	8422	Buckner TX Production	R	104	N/A	3x3 PALLETS
137869	16ZCNX12 NOS CHARGED CTRS	8588	Gulfgate TX Production	R	80	N/A	3x3 PALLETS
137875	20ZPTX24 DR PEP TEN	7522	Maspeth NY Production	R	42	N/A	3x3 PALLETS
137876	2LPTSX8 DR PEP TEN	8557	Bissonnet TX Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
137910	16ZPTX24 CHRY COKE	9511	Twinsburg OH Production	R	56	N/A	3x3 PALLETS
138036	15.5ZCNX24 MNSTR REHAB T LM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138037	15.5ZCN6X4P MNSTR REHAB T L	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138045	5ZNRX24 MNSTR ENGY M3 SPR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138083	1.25LPTSX12 DR PEP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138084	1.25LPTSX12 DT DR PEP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138303	20ZPET 12P GLAC VITWTR ZERO VARIETY PK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138319	23ZCNX12 MNSTR REHAB T LMNA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138320	24ZCNX12 MNSTR ENGY ABS ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138563	15.5ZCNX24 MNSTR REHB GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138564	15.5ZCNX24 MNSTR REHB ROJO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138582	15.5ZCN6X4P MNSTR REHB ROJO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138642	16ZPET X12 V8 SPLASH FRUIT MEDLEY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142716	16.9ZPT4X6P GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142717	16.9ZPT4X6P GLAC VW PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142718	16.9ZPT4X6P GLAC VW REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142719	16.9ZPT4X6P GLAC VWZ XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142720	16.9ZPT4X6P GLAC VWZ SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
142721	16.9ZPT4X6P GLAC VWZ RISE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143857	15.5ZCN2X10P MNSTR REHAB T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143893	16.9ZPTX12 HT ORGANIC NOT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143900	16ZCN2X10P MNSTR ENGY ABS Z	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143911	16.9ZNRX12 MNSTR ENGY UBERM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
143932	18.5ZPTX12 GP LMNAD T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144088	16ZCNX24 FA ORNG	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
144089	16ZCNX24 SPRITE	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
144163	15.5ZCNX24 MNSTR REHB ORNGA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144169	12ZPT2X12P PA MTN BRY BLST	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144170	12ZPT2X12P PA FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144171	450MLPTX24 MM SBRY PSN JTG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144172	450MLPTX24 MM JTG FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144208	1.22LBCSTRX8 PA MTN BRY BLS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144651	14ZPTX12 ZICO NTRAL CCNT WT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144653	11.2ZTRAX12 ZICO NTRAL CCNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144659	14ZPTX12 ZICO CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144675	2.5GBIBX1 FUZE T RBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144828	11.5ZPTX12 CORE PWR CHOC LT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144829	11.5ZPTX12 CORE PWR SBRY BA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144830	11.5ZPTX12 CORE PWR CHOC 26	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144831	11.5ZPTX12 CORE PWR VAN 26G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144866	20ZPTX24 FUZE ICE T LMN	8139	Silver Spring MD Production	R	48	N/A	3x3 PALLETS
144868	20ZPTX24 FUZE ICE T SBRY RE	8139	Silver Spring MD Production	R	48	N/A	3x3 PALLETS
144873	1.9ZPTX6 DAS DRPS SBRY KIWI	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144874	1.9ZPTX6 DAS DRPS PNK LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144875	1.9ZPTX6 DAS DRPS PAPL CCNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144876	1.9ZPTX6 DAS DRPS MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145098	500MLPT4X6P GLAC SMTWTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145104	16ZCNX24 MNSTR ENGY DUB BLR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145105	16ZCNX24 MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145106	15ZCNX12 JAVA MNSTR KONA CA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145126	12ZCNX12 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145127	12ZCNX12 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145128	12ZCNX12 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145158	2LPTSX8 FUZE ICE T LMN	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
145159	2LPTSX8 FUZE ICE T SBRY RED	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145160	12ZCN2X12P FUZE ICE T LMN F	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145170	12ZCN2X12P FUZE ICE T SBRY	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145171	12ZCN2X12P FUZE HLF T HLF L	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145188	20ZPTX24 GLAC VWZ PWR C	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145206	20ZPTX24 GLAC VWZ REVIVE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145235	355MLNR4X6P COCA-COLA MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145277	16ZCNX24 DT COKE	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
145278	16ZCNX24 DR PEP			#N/A	#N/A	#N/A	#N/A
145281	16ZCNX24 MNSTR ENGY DUB MAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145309	1LTRAX12 ZICO CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145388	16ZCN6X4P MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145482	12ZPT2X12P PA ZRO MXD BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145491	12ZPT3X8P GLAC VW ESNTL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145493	12ZPT3X8P GLAC VW XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145496	12ZPT3X8P GLAC VW SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145841	16ZCN2X10P MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145842	8ZCN2X12P MNSTR ZRO ULTRA F	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145909	20ZPTX24 GLAC VW SQZD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145911	16.9ZPTX12 GLAC FW WTRMLN P	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145913	16.9ZPTX12 GLAC FW BLK RBRY	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145915	16.9ZPTX12 GLAC FW LMN LIM	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145917	16.9ZPTX12 GLAC FW ORNG MNG	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145919	16.9ZPTX12 GLAC FW SBRYKIWI	7520	Elmsford NY Production	R	100	N/A	40X48 PALLETS RED TIP
145929	15.5ZCNX24 MNSTR REHAB PNK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145930	14ZPTX12 ZICO PAPL CCNT WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145932	12ZCN4X6P FULL THR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145962	7.5ZCN2X12P MNSTR REHAB T L	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145963	8ZCN2X12P MNSTR LO CARB ENG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145964	8ZCN2X12P MNSTR ENGY FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145965	8ZCN2X12P MNSTR ENGY ABS ZR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145967	32ZPTX15 PA MLN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145978	22ZPTX12 NOS ACTIVE FRT PNC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145980	22ZNRP X12 NOS ACTIVE ACAI BBRY POME	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145982	22ZPTX12 NOS ACTIVE RBRY LM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145984	1.9ZPTX6 DAS DRPS CHRY POM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145985	1.9ZPTX6 DAS DRPS GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145996	12ZCN4X6P NOS ENGY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

Morristown
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
145998	16ZCNX12 NOS ZRO	7830	Portland IN Production	R	160	N/A	40X48 PALLETS RED TIP
146042	2LPTSX8 SG GALE	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146125	12ZCN2X12P SG GALE FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
146287	3ZPTX6 PA ZRO DRPS MTN BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146288	3ZPTX6 PA ZRO DRPS FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146289	3ZPTX6 PA ZRO DRPS ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146300	16ZCNX24 MNSTR ENGY ULTRA B	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146301	15ZCNX12 MUSCLE MNSTR COF S	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146302	15ZCNX12 MNSTR MUSCLE CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146303	15ZCNX12 MNSTR MUSCLE VAN W	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146533	12ZCN2X12P COCA-COLA ZRO CF	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
146536	2LPTSX8 COCA-COLA ZRO CF	7660	New Orleans LA Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
146676	11.5ZPTX12 CORE PWR BAN 26G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146717	12ZCAN SLK 4X6P PB DT COKE PR1	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146722	23ZCNX12 PEACE T GA PCH PRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146770	16ZCN6X4P MNSTR ENGY ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146771	16ZCNX24 MNSTR ENGY ULTRA R	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146858	16ZCNX24 COCA-COLA CHILL P1	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146886	15.5ZCN6X4P MNSTR REHAB PNK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146937	15ZCNX12 MNSTR MUSCLE STBY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146980	16ZCNX24 COCA-COLA ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146982	16ZCNX24 DT DR PEP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100283	12ZCAN 4X6P CF DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100304	12ZCN4X6P FA ORNG	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
100725	12ZCN24P CF DT COKE	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
100733	12ZCN24P MELLO YELLO	7921	Eagan MN Production	R	100	N/A	40X48 PALLETS
101998	1LPTX12 SPRITE	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
102748	20ZPTX24 BQ RTBEER	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
102751	20ZPTX24 PA LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102759	20ZPTX24 CHRY COKE	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
102879	10ZNR4X6P SG TONIC	7822	Indianapolis IN Production	R	64	N/A	3x3 PALLETS
102881	10ZNR4X6P SG CLB SODA	7822	Indianapolis IN Production	R	64	N/A	3x3 PALLETS
102979	1LPTX12 DT COKE	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103173	8ZNR4X6P DT COKE	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
103174	8ZNR4X6P SPRITE	7822	Indianapolis IN Production	R	54	N/A	3x3 PALLETS
103331	1LPTX12 SG CLB SODA	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP
103332	1LPTX12 SG TONIC	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS
103370	1.5LPTX12 EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103410	330MLPT4X6P EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103503	1LPTX12 COCA-COLA	9084	Tampa FL Production	R	55	N/A	3x3 PALLETS
103936	5GBIBX1 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
113437	500MLPT4X6P CF DT COKE			#N/A	#N/A	#N/A	#N/A
115313	20ZPTX24 FA GRP	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
116321	12ZCN2X12P MM FRT PNCH FP	9164	College Park GA Production	R	104	N/A	3x3 PALLETS
116663	20ZPTX24 PIBB XTRA	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
117577	12ZCN2X12P TAB FP	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
117605	12ZCN2X12P CF DR PEP FP	9307	West Memphis AR Production	R	104	N/A	3x3 PALLETS
117640	12ZCN4X6P DT DR PEP	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
117803	20ZPTX24 DR PEP	7541	Philadelphia PA Production	R	49	N/A	PALLETS PLASTIC 37X37
117808	20ZPTX24 DT DR PEP	7541	Philadelphia PA Production	R	49	N/A	PALLETS PLASTIC 37X37
119256	12ZCN20P FA ORNG	9082	Orlando FL Production	R	104	N/A	3x3 PALLETS
119705	450MLPTX24 MM JTG RUBY RED	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
	450MLPET X24 MMAID RBY RD G	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
120461	20ZPTX24 SPRITE ZRO			#N/A	#N/A	#N/A	#N/A
121039	20ZPTX24 DAS LMN	8042	Sandston VA Production	R	54	N/A	40X48 PALLETS RED TIP
121765	20ZPTX24 COCA-COLA ZRO			#N/A	#N/A	#N/A	#N/A
121939	20ZPTX24 DAS SBRY	8042	Sandston VA Production	R	54	N/A	40X48 PALLETS RED TIP
123292	20ZPTX24 PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
125365	1LPTX12 DR PEP	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP
125370	500MLPT4X6P SPRITE ZRO			#N/A	#N/A	#N/A	#N/A
125492	20ZPTX24 COKE CHRY ZRO	9164	College Park GA Production	R	42	N/A	3x3 PALLETS
125681	20ZPT3X8P PA LMN LIM	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
128401	12ZCN24P SPRITE ZRO SC	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
132527	2LPTSX8 CF COCA-COLA	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132544	2LPTSX8 FA SBRY	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132547	2LPTSX8 PIBB XTRA	9311	Memphis TN Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132605	2LPETS X8 MG MMAID FRUIT PUNCH NC	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
132838	2.5GBIBX1 GP SOUTHERN STYLE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132862	16.9ZPTX12 HT ORGANIC PCH W	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133764	12ZPT3X8P CF DT COKE			#N/A	#N/A	#N/A	#N/A
134166	12ZPT3X8P SPRITE ZRO	8264	Hollywood FL Production	R	72	N/A	3x3 PALLETS
134848	20ZPTX24 FA ORNG ZRO	8139	Silver Spring MD Production	R	42	N/A	3x3 PALLETS
135287	7.5ZCN3X8P SPRITE ZRO	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
137863	12ZCN2X12P MELLO YELLO ZRO	9511	Twinsburg OH Production	R	104	N/A	3x3 PALLETS
137896	20ZPTX24 MELLO YELLO ZRO			#N/A	#N/A	#N/A	#N/A
138343	12ZCN20P DR PEP CHRY	9307	West Memphis AR Production	R	104	N/A	3x3 PALLETS
138344	12ZCN24P DR PEP CHRY SC	9462	Phoenix AZ Production	R	96	N/A	3x3 PALLETS
144630	1LPTX12 FUZE ICE T LMN	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP
144632	1LPTX12 FUZE HLF T HLF LMNA	7520	Elmsford NY Production	R	70	N/A	40X48 PALLETS RED TIP
144633	1LPTX12 FUZE BRY PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144634	1LPTX12 FUZE SBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145161	12ZCN2X12P FUZE ICE T DT LM	9082	Orlando FL Production	R	104	0	3x3 PALLETS
145483	12ZPT2X12P PA ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
145484	12ZPT2X12P PA GRP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146044	10ZNR4X6P SG GALE	7822	Indianapolis IN Production	R	64	N/A	3x3 PALLETS
146045	1LPTX12 SG GALE	7541	Philadelphia PA Production	R	40	N/A	PALLETS PLASTIC 37X37
146048	20ZPTX24 SG GALE	9084	Tampa FL Production	R	54	N/A	40X48 PALLETS RED TIP
146128	7.5ZCN3X8P SG GALE	7830	Portland IN Production	R	140	N/A	3x3 PALLETS
146336	16ZCNX24 MELLO YELLO	7830	Portland IN Production	R	80	N/A	40X48 PALLETS RED TIP
146727	12ZCN4X6P COCA-COLA PB	7803	Cincinnati OH Production	R	96	N/A	3x3 PALLETS
146728	12ZCN4X6P DT COKE PB	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
	12ZCN4X6 DT COKE PB	9106	Montgomery AL Production	R	104	N/A	3x3 PALLETS
146729	12ZCN4X6P COCA-COLA ZRO PB	7803	Cincinnati OH Production	R	96	N/A	3x3 PALLETS
146730	12ZCN4X6P SPRITE PB	8163	Baltimore MD Production	R	96	N/A	3x3 PALLETS
146731	12ZCN4X6P FA ORNG PB	7660	New Orleans LA Production	R	104	N/A	3x3 PALLETS
146732	12ZCN4X6P DR PEP PB	7520	Elmsford NY Production	R	96	N/A	3x3 PALLETS
146733	12ZCN4X6P DT DR PEP PB	7520	Elmsford NY Production	R	96	N/A	3x3 PALLETS
146960	15.2ZPTX24 MM TRPCL BLND	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146962	15.2ZPTX24 MM BRY BLND NEC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147038	19.2ZCAN X24 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147040	19.2ZCNX24 DR PEP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147080	19.2ZCNX24 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147198	18.6ZCNX12 MNSTR ENGY IMPOR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
0	0	0	0	#N/A	#N/A	#N/A	#N/A
102079	500MLPTS4X6P COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
102656	20ZPTSX24 MELLO YELLO	8422	Buckner TX Production	R	42	SHELLS 16/20/24/600ML	3x3 PALLETS
103408	500MLPTX24 EVIAN MNRL WTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103886	2.5GBIBX1 COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103887	2.5GBIBX1 DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103888	2.5GBIBX1 CHRY COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103889	2.5GBIBX1 SPRITE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
104134	2.5GBIBX1 CF DT COKE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
116832	24ZPT4X6P DAS			#N/A	#N/A	#N/A	#N/A
118838	24Z X1 TUMBLER ER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
119790	20ZPTSX24 SPRITE ZRO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
126819	12ZCN2X12P VAN COKE ZRO FP	8264	Hollywood FL Production	R	104	N/A	3x3 PALLETS

Classified - Confidential

Morristown
SKU List		Secondary Production Source		Secondary Production Source Versioning
MATNR	MATDESC	Alternate Prod Location	Alternate Prod Location Desc	PALL_TYP - Alternate Prod Source	PALL_CONFIG - Alternate Prod Source	IMPLIEDEMPTY - Alternate Prod Source	pallet type - Alternate Prod Source
144671	2.5GBIBX1 FUZE T UNSWT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144679	2.5GBIBX1 GP RBRY T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146879	355MLNR24P FA GRP MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146881	355MLNR24P FA SBRY MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103186	8ZNR4X6P COCA-COLA P2	8423	Fossil Creek TX Production	R	54	N/A	3x3 PALLETS
104153	2.5GBIBX1 HI-C ORNG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
114025	12ZCN20P MELLO YELLO	7803	Cincinnati OH Production	R	96	N/A	3x3 PALLETS
112309	20ZPTSX24 DAS	9511	Twinsburg OH Production	#N/A	#N/A	#N/A	#N/A
118841	24Z X1 TUMBLER CR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
118840	32Z X1 TUMBLER ER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
131610	22ZPTX12 NOS FRT PNCH	8480	Abilene TX Production	R	84	N/A	3x3 PALLETS
125596	12ZPTS3X8P COCA-COLA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132612	2LPTSX8 MM PNK LMNAD	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
134386	500MLPT32P DAS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
134212	2LPTSX8 COKE CHRY ZRO	9084	Tampa FL Production	R	40	SHELLS 2L8 CNTR/BOLT	3x3 PALLETS
135250	500MLPT4X6P GP DT T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137785	12ZCNX24 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
137788	12ZCNX24 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
144864	500MLPT4X6P MELLO YELLO			#N/A	#N/A	#N/A	#N/A
137784	12ZCNX24 MNSTR ENGY EX STR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146294	23ZCNX12 PEACE T SWT LMN T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146295	23ZCNX12 PEACE T CADDY SHAC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146296	23ZCNX12 PEACE T GRNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146297	23ZCNX12 PEACE T RAZZLEBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146772	15ZCN6X4P MNSTR MUSCLE CHOC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146871	16ZCNX12 NOS CHARGED CTRS Z	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146773	15ZCN6X4P MNSTR MUSCLE VAN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147002	3ZPTX6 GLAC VW ZRO DRPS XXX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147003	3ZPTX6 GLAC VW ZRO DRPS RIS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147004	3ZPTX6 GLAC VW ZRO DRPS SQZ	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147097	1.9ZPTX6 MM DRP FRT PNCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147103	12ZCN2X12P DAS SPKLG LMN FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146883	355MLNR24P FA PAPL MX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147098	1.9ZPTX6 MM DRPS MNGO TRPCL	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147099	12ZCN2X12P DAS SPKLG LIM FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147101	12ZCN2X12P DAS SPKLG BRY FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147105	12ZCN2X12P DAS SPKLG APL FP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147157	20ZPTX24 SPRITE 6 MIX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147161	19.2ZCNX24 SPRITE 6 MIX	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147201	32ZPTX15 PA TRPCL MNGO	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147246	16ZCNBLKX12 NOS CHARGED CTR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147293	23ZCNX12 PEACE T GA PCH	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147310	16ZCN6X4P MNSTR ENGY ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147313	11.5ZCNX12 GLAC VW ENGY SBR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147315	11.5ZCNX12 GLAC VW ENGY BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147317	11.5ZCNX12 GLAC VW ENGY ORN	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146797	15ZCN6X4P MNSTR MUSCLE PNT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147096	1.9ZPTX6 MM DRPS RBRY LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147213	64ZPTX8 GP UNSWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147291	23ZCNX12 PEACE T PNK LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147292	23ZCNX12 PEACE T SNO BRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147294	23ZCNX12 PEACE T TX STYL SW	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147307	2LPTSX8 DR PEP VAN FLOAT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147469	355 ML MEXICAN CLASSIC FIFA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147095	1.9ZPTX6 MM DRPS LMNAD	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146817	64ZPTX8 GP SWT BLK T	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147005	3ZPTX6 GLAC VW ZRO DRPS REV	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147306	12ZCN2X12P DR PEP VAN FLOAT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147322	24ZCNX12 MNSTR ZRO ULTRA	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
147472	22ZPTX12 NOS CHRGD CTRS	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
135823	12ZPET X12 V8 VFSON CRANBRY BLKBRY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146206	2.5GBIB X1 SEAG GINGER ALE	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
136677	2.77# X12 PWA MTN BERRY BLAST PWDR	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
146621	2LPETSMG 4X2P DR PEPPER	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
138305	8ZNR 1X12P COCA-COLA PARTY TUB	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100233	SHELLS 2L8 /PLASTIC	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100237	SHELLS 16/20/24/600ML	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100238	SHELLS .5L/355ML/12OZPET	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100239	SHELLS 1LT 12 POCKET	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100267	PALLETS REG.	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
100272	40X48 PALLETS RED TIP	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
103175	8ZNR 4X6P CLASSIC PR1			#N/A	#N/A	#N/A	#N/A
114390	CHEP PALLETS (BLUE)	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
118381	40X48 PALLETS REG	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
129080	RECYCLE TOTE EMPTY	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
132550	SHELLS 2L8 CNTR/BOLT	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
133260	12ZPET 24P DT COKE			#N/A	#N/A	#N/A	#N/A
147257	12ZCN12P COCA-COLA HOME DEPOT BACK PACK	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A
404356	PALLETS PLASTIC 37X37	Not Available	Not Available	#N/A	#N/A	#N/A	#N/A

Classified - Confidential

EXHIBIT D

Bottler Rolling Forecast Form

(ELIGIBLE)

Classified - Confidential

D-1

EXHIBIT E

Innovation SKU Forecast Form

Classified - Confidential

E-1

EXHIBIT F

Service Level Agreement

Coca-Cola Bottling Company Consolidated (“Consolidated”)

1.	Coca-Cola Refreshments deliverables

a)	Products & Packages

CCR will sell all Products that are produced and sourced in the CCR production system or available through the value added facilities (“VAF”). See Exhibit A for SKU sourcing into the DCs. If new Distribution Centers (“DC”) are added, Exhibit A will be updated.

When Consolidated proposes to add a SKU that CCR produces or supplies from its VAF network, Consolidated will notify CCR 30 days in advance of the SKU addition. CCR or CCBCC will supply the new VAF SKU sooner if possible and with mutual agreement. The sourcing of VAF SKUs is mutually agreed between CCR and CCBCC.

When Consolidated proposes to delete a SKU that CCR produces or supplies from its VAF network, Consolidated will notify CCR 30 days in advance of the SKU deletion. CCR will delete the SKU sooner if possible and with mutual agreement. CCR will notify CCBCC of any SKU deletions as part of the routine SKU deletion process with at least 30 days of advanced notice.

See Section 2(b) of this Service Level Agreement for handling of Consolidated unique SKUs.

The transition of adding or deleting SKUs will be reviewed during the operating routines as set forth in Section 1(b) of this Service Level Agreement to ensure timing and volume are managed.

b)	Standard Operating Routines

•	Facilitate Annual routines with Consolidated

•	CCR will review CCR Product Supply Annual Business Plans including products & packages, volume, infrastructure, pricing, operating goals and initiatives to support the commercial plans.

•	The parties will review this Service Level Agreement and amend it from time to time upon mutual written agreement.

•	Consolidated will review directional volume plans, package plans, projected CO2 tank growth requirements, and other strategic initiatives for the upcoming year.

•	Timing: November

•	Attendees: CCR – PSS ELT; Infrastructure Planning; Consolidated – Product Supply SVP, Planning VP, Field Operations VP

•	Facilitate Trimesterly routines with Consolidated

•	Update CCR and Consolidated leadership teams on performance for the trimester with corrective action plans in place.

•	Discuss progress and actions supporting volume plans, package plans, and other strategic initiatives

•	Timing: March & July

•	Attendees: CCR – Conversion SVP/RVP, TPW VP, Regional Supply Director, Capability & Transformation VP; Consolidated – Product Supply SVP, Planning VP, Manager Planning, Regional Logistics Director, Strategic Initiatives VP

•	Facilitate Monthly routines with Consolidated

Classified - Confidential

•	CCR to review forward operations plan for next month to support Consolidated demand including sourcing plan of existing and new SKUs, line shutdown plans, etc.

•	Consolidated to review potential changes to demand plan

•	Service Scorecard Review of prior month performance and corrective actions.

•	Track corrective action implementation plans and expected improvement

•	SKU addition or deletion plans

•	Timing: Week 2 of each month

•	Attendees: CCR—Supply Planning Regional Director, Supply Planning Manager, Transportation Director & Manager, Production Director, Franchise Leadership; Consolidated – Supply Planning leadership

•	Facilitate Weekly routines with Consolidated (Johnson City & Morristown together)

•	CCR to review forward operations plan for next week to support Consolidated demand and review last week’s issues & performance.

•	Consolidated to review next 2 weeks of key package and customer promotional plans to ensure alignment to meet promotional volume and timing.

•	SKU addition or deletion plans

•	Review systemic service issues from escalation process

•	Once per month, review Service Scorecard of prior month performance and corrective actions

•	Timing: Thursday afternoons

•	Attendees: CCR – Supply Planning Manager, Supply Planning Planners, Transportation Manager; Plant Inventory Manager, Consolidated – Supply Planning members

•	Facilitate Daily routines with Consolidated as needed (phase out to ad hoc meetings after transition)

•	CCR to review operations plan to ensure daily execution

•	Discuss current order, inventory, and transportation issues

•	Decide on a plan of action to resolve issues to meet daily requirements

•	Timing: By 8 AM

•	Attendees: CCR – Supply Planning Planner, Transportation Planner; Consolidated – Supply Planning members

c)	Escalation Process

•	See Escalation Process & Contact Charts in Appendix 1 of this Service Level Agreement.

•	The escalation process is intended to formalize the CCR response to systemic service failures, recurring issues, issues affecting multiple facilities, and issues related to Finished Goods Service Agreement (FGSA) terms, rather than service performance.

•	All reasonable escalation requests are to be turned into a corrective action plan and tracked until resolved.

•	Order Issue Requests – initial responses from CCR to Consolidated will be communicated within one hour and resolved within one day

•	Escalation Requests not associated with Specific Orders (systemic Issues) – initial responses from CCR to Consolidated within one day and resolved within agreed upon timeframe.

•	The Escalation Process will be used when the standard operating routines as set forth in Section 1(b) of this Service Level Agreement have failed to resolve issues in the agreed upon timing. Consolidated associates will work with corresponding CCR peers to resolve issues.

Classified - Confidential

d)	Product & Package Quality

•	Manufacturing, packaging, storage or shipment quality defects that constitute a breach of any Product warranty in the FGSA that occur prior to delivery that are the direct result of CCR wrongful action or inaction will be credited to Consolidated. CCR will ensure all Products to Consolidated are available with at least [***] days of shelf life remaining, except that, in the case of SKUs requiring more than [***] days of shelf life remaining because of customer requirements (e.g., Club Stores, ARTM, etc.), CCR will ensure such SKUs to Consolidated are available with at least [***] days more than the customer-specific requirements.

•	Consolidated may accept or reject any Product with less than [***] days of available shelf life remaining after discussion with CCR. Where CCR is responsible for shelf life remaining of less than [***] days, CCR will be responsible for return freight costs and actual, reasonable handling costs for such returns.

•	For finished goods product credits due to quality or technical defects prior to delivery to Consolidated’s DC(s), Consolidated will give CCR written notice of the type of quality or technical defect and the case volume associated with the quality or technical defect within 24 hours following delivery of such Products to the DC (or of pickup by Consolidated at a Production Center, if applicable). If CCR reasonably concurs with Consolidated that the relevant Products are affected by a quality or technical defect that constitutes a breach of a Product warranty under the FGSA, then CCR will apply credits within twenty-one (21) days of the receipt of the returned Product against amounts due from Consolidated and will be reflected on appropriate invoices sent to Consolidated. CCR is responsible for return freight costs and actual, reasonable handling costs for such returns. Finished goods product or package quality credit requests from Consolidated must be submitted to CCR within forty-five (45) days after Consolidated shipment acceptance for credit requests to be considered.

•	Other finished goods product credits (e.g., leakers, product recall, incident management issue, etc.) caused solely by CCR and not identified until after shipment acceptance will be managed in the same manner. However, finished goods Product or package quality credit requests from Consolidated must be submitted to CCR within forty-five (45) days after Consolidated identifies the leakers, product recall, incident management issue, etc. CCR is responsible for return freight costs and actual, reasonable handling costs for such returns.

•	If any delivery from CCR is not sealed, then Consolidated will not accept the Product and notify CCR immediately.

•	CO2 Tanks

•	CCR will retain ownership of CO2 tanks. CCR will conduct hydrostatic testing of the CO2 tanks as determined by CCR.

•	CCR will refill all empty CO2 tanks returned from Consolidated DCs and will return these tanks to Consolidated DCs. The refill charge is $[***] per tank.

•	Consolidated will ensure that the CO2 tanks are transported to CCR in racking sufficient to safely support and transport the CO2 tanks.

•	If Consolidated requires new CO2 tanks, CCR will order, acquire, and purchase these new tanks within 10 – 12 weeks.

•	CCR requires a $[***] deposit for each tank upon delivery to a Consolidated DC.

e)	Product Fulfillment

•	CCR will generate sales orders via CokeOne North America (CONA) for CCR-produced or CCR VAF Products to Consolidated from assigned CCR sourcing locations on a daily basis as set forth in Section 2(b) of this Service Level Agreement. These generated sales orders include:

•	Finished goods from CCR facilities transported to Consolidated DCs acquired from CCR. These finished goods requirements are transferred to CCR’s OTM (Oracle Transportation Management) for transportation planning and then transport to Consolidated’s DCs acquired from CCR.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

•	Finished goods from Consolidated plants to Consolidated DCs acquired from CCR. These finished goods requirements are available in Consolidated’s JDA system daily. Consolidated will take these requirements daily, develop transportation plans, and then transport to Consolidated DCs acquired from CCR.

•	Finished goods from non-CCR facilities in JDA (e.g., United) to Consolidated DCs acquired from CCR. These finished goods requirements are available in Consolidated’s CONA system daily. Non-CCR facilities in CONA (e.g., United) will take these requirements daily in JDA, develop a mutually agreed upon transportation plan with Consolidated, and then transport to Consolidated DCs acquired from CCR.

•	Purchased finished goods from non-KO facilities (e.g., Monster) to Consolidated DCs acquired from CCR. These finished goods requirements are available in Consolidated’s JDA system daily. Consolidated will take these requirements daily, develop purchase order and transportation plans, and then transport to Consolidated DCs acquired from CCR.

•	In systemic product supply shortages resulting in allocation, Consolidated orders and CCR internal orders will be allocated as set forth in Section 2(b) of this Service Level Agreement.

•	Consolidated may purchase one or more SKUs from alternate production facilities operated by any Company Authorized Supplier (including, if applicable, any such authorized production facilities operated by Consolidated), if and to the extent that (i) CCR has notified Consolidated that CCR will not provide such SKU (such notice to be provided by telephone call and email); (ii) Consolidated has reasonably determined that delivery by CCR of any such SKU (including any SKU requested by Consolidated’s customers) to the applicable Distribution Center will either (A) be [***] hours or more overdue, or (B) be late and result in a Distribution Center out-of-stock situation.

•	CCR will take reasonable actions and incur such reasonable expense as are required to meet all demand requirements. For safety stock-related shortages, CCR will collaborate with Consolidated to resolve.

Authorized Product Substitution to Allow for Full Truck Haulage from CCR Plants and VAFs

•	If product supply issues cause a temporary shortage of ordered Product at the time of shipment, Consolidated agrees to accept full pallet quantities of the following Products to load out the affected trucks:

•	Coke Classic 12-pack

•	0.5L/24-pack Dasani

•	If CCR plant does not produce Coke Classic 12-pack or 0.5L/24-pack Dasani, then Consolidated Supply Planning will determine substitutions (e.g., glass from Marietta)

•	During business hours, if 4 pallets or less are required to fill a truck, then fill with Coke Classic 12-pack and/or 0.5L/24-pack Dasani. If 5 pallets or more are required to fill a truck, contact the Consolidated Supply Planning team to determine substitution SKUs.

•	During off-business hours, if 4 pallets or less are required to fill a truck, then fill no more than one truck to a Consolidated DC acquired from CCR with Coke Classic 12-pack and/or 0.5L/24-pack Dasani without getting Consolidated DC approval.

f)	Transportation from Plant to DC

CCR Manages Transportation from CCR Facilities to Consolidated DCs (Primary)

•	CCR will manage transportation for all Products, including sparkling/cold fill and VAF orders.

•	Consolidated will reimburse CCR for all detention charges incurred as a result of Consolidated’s failure to unload a truck within two (2) hours after the scheduled appointment time.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

•	If Consolidated manages haulage from Plant to DC, then CCR will provide a freight credit based on specific lane rates and fuel surcharge for all SKUs. CCR will work with Consolidated to establish accurate freight credits based on optimal freight costs.

•	CCR will reimburse Consolidated for all detention charges incurred as a result of CCR’s failure to load a truck within two (2) hours after the scheduled appointment time.

Consolidated Manages Transportation from Consolidated Plants to Consolidated DCs

Consolidated will manage and provide all transportation of finished goods from Consolidated production plants & VAFs to the DCs acquired from CCR.

•	Purchased finished goods from non-KO producers (e.g., Monster)

•	Consolidated will manage transportation of finished goods from the Non-KO production plants (e.g., Monster) to the DCs acquired from CCR.

Purchased finished goods from non-CCR Bottlers (e.g., United)

•	Consolidated will manage and provide all transportation of finished goods from the Non-CCR production plants (e.g., United) to the DCs acquired from CCR.

g)	Customer Relationship Management

•	CCR will provide to Consolidated a single point of contact for all CCR product supply issues (e.g., order management, systemic service issues, etc.).

•	Consolidated will have a single point of contact for all CCR product supply issues (e.g., order management, systemic service issues, etc.).

•	A clearly defined escalation process for systemic service issues will be in place as set forth in Section 1(c) of this Service Level Agreement.

•	CCR will provide regional and local contact mapping for appropriate Consolidated employees and CCR employees.

h)	Performance Metrics

•	Case Fill On-Time for Morristown > [***] & Johnson City > [***] (weekly)

•	Calculated for each Consolidated DC acquired from CCR

•	Calculated by dividing the number of cases by SKU of Products shipped by CCR to the Consolidated DC on the planned order shipment date by the number of unconstrained cases of Products by SKU ordered for shipment to the Consolidated DC.

•	The following will not be included in the calculation of Case Fill On-Time: (a) requests not filled due to changes made to the original order by Consolidated and (b) Hot Shot Orders.

i)	Tracking Metrics

•	% of Shelf Life Remaining in CCR’s Production Center floor inventory supplying Products to Consolidated (weekly)

•	[***] day shelf life Products (reflecting % of Products in CCR’s floor inventory with less than [***] days remaining shelf life)

•	[***] day shelf life Products (reflecting % of Products in CCR’s floor inventory with less than [***] days remaining shelf life)

•	[***] day shelf life Products (reflecting % of Products in CCR’s floor inventory with less than [***] days remaining shelf life)

j)	Penalties

•	Penalties or other payments are not part of this agreement for failure to achieve Performance Metrics.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.	Consolidated deliverables

a)	Forecasting

Routine Products

•	Consolidated will provide to CCR, on or before 4 PM Eastern Time on Thursday of each calendar week, a Consolidated-generated Rolling Forecast of at least 13 weeks for each of the Consolidated DCs.

•	All weeks of the Consolidated-generated Rolling Forecast may be updated but the one week that must be updated is the second week of the Rolling Forecast as this is the week that Forecast Accuracy is calculated. See Section 2(d) of this Service Level Agreement for further details.

•	If the Rolling Forecast is not received by CCR by 4 PM Eastern Time on Thursday of each calendar week, then the last forecast provided by Consolidated will apply and will be deemed the Rolling Forecast on which Consolidated Forecast Accuracy is calculated.

•	Forecasts for all routine Products must be made in good faith but will not result in a firm purchase obligation.

New Innovation SKUs

•	Consolidated will provide a preliminary 13-week forecast for all new Innovation SKUs by SKU/week/DC within fifteen (15) days following Consolidated’s receipt of notice from CCR. The 13-week forecast will be made in good faith and provided at least 30 days in advance of the launch date.

•	Consolidated may revise any new Innovation SKU Forecast at any time prior to sixty (60) days before the launch date. Additionally, Consolidated may revise any part of the last nine (9) weeks of the new Innovation SKU Forecast (but not the first four (4) weeks of the new Innovation SKU Forecast) between sixty (60) days and thirty (30) days prior to the launch date.

•	This final 13-week forecast for the new Innovation SKUs provided at least 30 days in advance of the launch date will be a firm purchase obligation on behalf of Consolidated for the first 13 weeks of the new Innovation SKU shipments. If a CCR supply disruption occurs that reduces the amount of new Innovation SKU availability during the launch period, CCR and Consolidated will mutually agree on a revised new Innovation SKU forecast.

•	The new Innovation SKU Forecast will be a firm purchase obligation on behalf of Consolidated and Consolidated must purchase all Products in the Innovation SKU Forecast. CCR will use commercially reasonable efforts to provide Bottler with additional Innovation SKU volume during the first thirteen (13) weeks if product sales are greater than the forecast. CCR will manufacture to the Innovation SKU Forecast for the period forecasted.

•	The new Innovation SKU will become a routine SKU 13 weeks after the first order and the forecasting for this SKU will move to the routine Product forecasting process. See 2(a) of this Service Level Agreement for the forecasting of routine Products.

New SKUs for Consolidated but Already Available Elsewhere in the United States

•	For SKUs currently available but not previously purchased from CCR by Consolidated, Consolidated will provide the first 13-week forecast by SKU/week/DC at least 30 days prior to first order.

•	The 13-week forecast for the new-to-Consolidated SKUs will be a firm purchase obligation on behalf of Consolidated for the first 13 weeks of new SKU shipments.

•	The new SKU for Consolidated will become a routine SKU 13 weeks after the first order and the forecasting for this SKU will move to the routine product forecasting process. See 2(a) of this Service Level Agreement for the forecasting of routine Products.

Classified - Confidential

Unique SKUs for Consolidated

•	The Consolidated-generated Rolling Forecast will be a firm purchase obligation on behalf of Consolidated for the forecasted volume for all SKUs unique to Consolidated from CCR for the next three (3) weeks of the Rolling Forecast.

•	Consolidated is required to order and purchase all unique SKUs provided in each 3-week period of the Rolling Forecast.

b)	Product Order Management

Orders

•	CCR will propose sales orders via CokeOne North America (CONA) to Consolidated from assigned CCR sourcing locations on a daily basis. These proposed sales orders are generated 48 hours in advance of shipment to adequately prepare haulage.

•	Consolidated will have the opportunity to daily review and approve, change, or delete the daily sales orders via CONA.

•	CCR Supply Planning & Consolidated Supply Planning will concur on the daily timing of load review by DC. For Johnson City and Morristown, proposed loads will be available for review by 10 AM. Any updates submitted daily by noon via CONA will be incorporated into the CCR plans.

•	If proposed loads are not available for review by 10 AM for Johnson City and Morristown, then Consolidated will have two hours from the time the proposed loads are available in CONA to make any updates and be incorporated into the CCR plans.
•	The sales orders will be shipped to each Consolidated sales center unless Consolidated requests a change prior to the day of shipment. On the day of shipment, CCR will make reasonable efforts to make changes if requested by Consolidated up to the point of truck loading if possible.

•	Any changes made to the sales orders after the day of order generation/updating will not affect the Unconstrained Case Fill On-Time metric (see 1(h) of the Service Level Agreement above).

•	Consolidated commits to source requested SKUs from assigned CCR sourcing locations for the calendar year except as otherwise specifically permitted by Section 4 of the FGSA.

•	Consolidated will complete order issue resolution forms for any significant or systemic service failures.

Allocation

•	For an existing Product SKU: Production capacity is determined on a national basis. The allocation is based on the annual historical total case volume percentage of all bottlers for the constrained SKU for the previous calendar year applied to the available supply of the constrained SKU, considering only the bottlers requiring the SKU that is in short supply.

•	For an Innovation SKU new to the system: Production capacity is determined on a national basis. The allocation is determined on a pro rata basis among the bottlers ordering such Innovation SKUs based upon the forecasts of each bottler for such Innovation SKU.

•	For a replacement Innovation SKU (an Innovation SKU new to Consolidated but not new to the system, where the SKU is replacing an existing SKU): Production capacity is determined on a national basis. The allocation is determined on a pro rata basis among the bottlers ordering the replacement Innovation SKU and is based on (1) Consolidated’s prior year sales of the SKU being replaced, (2) the prior year sales of the SKU being replaced for any other bottlers that are ordering the replacement Innovation SKU for the first time, and (3) the prior year sales of the replacement Innovation SKU for the bottlers that are not ordering the replacement Innovation SKU for the first time.

•	For a non-replacement Innovation SKU (an Innovation SKU new to Consolidated but not new to the system, where the SKU is not replacing an existing SKU): Production capacity is determined on a national basis. The allocation is determined on a pro rata basis among the bottlers ordering the non-replacement Innovation SKU based on (1) Consolidated’s forecast for the non-replacement

Classified - Confidential

SKU, (2) the forecast for the non-replacement Innovation SKU for any other bottlers that are ordering the non-replacement Innovation SKU for the first time, and (3) the prior year sales of the non-replacement Innovation SKU for the bottlers that are not ordering the non-replacement Innovation SKU for the first time.

c)	Product Returns & Dunnage from DC to Plant

•	Consolidated will manage transportation at Consolidated’s expense for returned product (damaged, quality issues, no shelf life remaining, etc.) and for dunnage (e.g., pallets, shells, CO2 tanks, shrink wrap, corrugate, etc.) to CCR.

•	For quality, recall, load error, or shelf life remaining issues caused by CCR, CCR will reimburse Consolidated for reasonable transportation costs (both inbound and outbound as appropriate) and reasonable handling costs, to the extent specified in the Comprehensive Beverage Agreement. For quality or recall issues caused by Consolidated, Consolidated will bear all transportation costs to CCR plants.

•	Consolidated will notify CCR of proposed timing of dunnage loads so that backhaul rates may be obtained when possible if CCR is managing the freight over specific lanes.

d)	CONA Planning Master Data Updates

•	Consolidated will manage all of the planning master data for the DCs (e.g., safety stock days of supply, rounding values, etc.).

•	As changes to the planning master data may cause large swings in sales orders and loads, Consolidated will notify CCR 14 days in advance of any changes or earlier if mutually agreed upon. These changes will be discussed in the weekly routines as set forth in Section 1(b) of this Service Level Agreement prior to making the changes.

e)	Operating Routines

•	Participate in the annual, trimesterly, monthly, weekly, and daily operating routines as set forth in Section 1(b) of this Service Level Agreement.

f)	Performance Metrics

•	Forecast Accuracy Performance Target for Johnson City > [***] & Morristown > [***] by SKU/DC/week with a 2 week lag

•	Forecast accuracy = 1 – Mean Absolute Percent Error (MAPE)

•	MAPE = the sum across all SKUs of the absolute value of the difference between the SKU-level Lag-2 Week of the Rolling Forecast provided to CCR and the actual SKU-level trade sales of Product sold by Consolidated in the Territory for such Lag-2 Week, divided by the actual SKU-level trade sales of Product sold by Consolidated in the Territory for such Lag-2 Week.

•	Truck Turn Around Efficiency > [***] by DC

•	Calculated by dividing the number of truckloads of Products from CCR that arrive at the DC (DC) within their delivery appointment window and are unloaded by Consolidated by 2 hours after the appointment time by the total number of truckloads of Products from CCR that arrive at the DC within their delivery appointment window.

•	Drop trailers are not included in the calculation

•	Delivery Appointment Window for each acquired DC to be set by Consolidated.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

APPENDIX 1

Escalation Contact Process for Consolidated (CCR-Transitioned Locations & Issues Only)

Escalation Contact List for Consolidated

1st Call:     Consolidated PSS Sr. Program Manager – System of the Future

                  ########### #######, ##########@coca-cola.com

                  M: (###) ###-####; O: (###) ###-####

1st Call (if ##### is not available):

#### ##########: Consolidated PSS Team Lead–System of the Future

                    ###########@coca-cola.com

                    M : (###) ###-####; O : (###) ###-####

2nd Call:

####### ########: VP, Transportation, Planning, & Warehousing

                    #########@coca-cola.com

                    M : (###) ###-####; O: (###) ###-####

3rd Call:

#### #####: SVP, Conversion

                    #######@coca-cola.com

                    M: (###) ###-####; O: (###) ###-####

Classified - Confidential

EXHIBIT G

Commercialization Process

CIF = Common Innovation Framework

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Classified - Confidential

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT H

Form for Bottler Local Innovation Requests for Secondary or Tertiary Packaging

Secondary & Teritiary Packaging Input Checklist

Any input highlighted yellow is necessary for Innovation Planning to begin analysis. Highlighting disappears when input is filled in. ** Scroll over any field to see a quick example or click “Input Descriptions and Examples” Button for more information

Category	Input	Information	Source

Project Background

Project Requestor Name

Bottler Name

On-Truck Date

On-Shelf Date

Sustaining/Non-Sustaining

Duration and Type of Launch

Out of Market Date

Regions

Brand(s)

Channel(s)

Primary Packaging Type

Labeling

Secondary Packaging type

Tertiary Packaging Type

New Packages?

Process Required

Shelf Life

Modeling	Pallet Pattern Provided?

Case Units

Channel splits

Brand splits

Agency Volume

Provided?

Case Units

Distribution Network

Add’l	Additional Special Requirements

For questions on the information required in the form and/or to forward the form when completed, contact:

##### ########, Director, Commercialization – Program Management Innovation

##########@coca-cola.com

(O) (###) ###-####

Classified - Confidential

H-1